-
As filed with the Securities and Exchange Commission on June 2, 2021
Securities Act File No. 333-

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-2

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933 ☒
Pre-Effective Amendment No. ☐
Post-Effective Amendment No. ☐

Trinity Capital Inc.
(Exact Name of Registrant as Specified in Charter)

3075 West Ray Road
Suite 525
Chandler, Arizona 85226
(Address of Principal Executive Offices)
(480) 374 5350
(Registrant’s Telephone Number, including Area Code)
Steven L. Brown
c/o Trinity Capital Inc.
3075 West Ray Road
Suite 525
Chandler, Arizona 85226
(Name and Address of Agent for Service)

WITH COPIES TO:
Cynthia M. Krus, Esq.
Stephani M. Hildebrandt, Esq.
Eversheds Sutherland (US) LLP
700 Sixth Street, NW
Washington, DC 20004
Tel: (202) 383-0100
Fax: (202) 637-3593
Approximate date of commencement of proposed public offering: As soon as practicable after the effective date of this Registration Statement.
☐ Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.
☒ Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.
☒ Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.
☐ Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.
☐ Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.
It is proposed that this filing will become effective (check appropriate box):
☐ when declared effective pursuant to Section 8(c) of the Securities Act.
If appropriate, check the following box:
☐ This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].
☐ This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:         .
☐ This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:         .
☐ This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:        .

Check each box that appropriately characterizes the Registrant:
☐ Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).
☒ Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).
☐ Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).
☒ A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).
☐ Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
☒ Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”).
☐ If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.
☐ New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)
7.00% Notes due 2025	$68,410,000	$68,410,000	$7,464

(1)
Estimated pursuant to Rule 457(o) under the Securities Act of 1933, as amended (the “Securities Act”), solely for the purpose of determining the registration fee.

(2)
The registrant previously registered for resale $73,410,000 in aggregate principal amount of its 7.00% Notes due 2025 (the “2025 Notes”) pursuant to its Registration Statement on Form N-2 (File No. 333-248850), as amended, which was declared effective on October 20, 2020 (the “Prior Registration Statement”). The registrant previously paid a registration fee of $8,010 in connection with the Prior Registration Statement and $68,410,000 in aggregate principal amount of such previously registered 2025 Notes remain unsold (the “Unsold 2025 Notes”). Accordingly, pursuant to Rule 457(p) under the Securities Act, the $7,464 registration fee paid to register the Unsold 2025 Notes is offset against the registration fee of $7,464 due in connection with the filing of this Registration Statement on Form N-2.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the U.S. Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. The selling noteholders may not sell these securities until the registration statement filed with the U.S. Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.
SUBJECT TO COMPLETION, DATED JUNE 2, 2021
PRELIMINARY PROSPECTUS
Up to $68,410,000 in Aggregate Principal Amount of
7.00% Notes due 2025
by the Selling Noteholders
We are a specialty lending company that provides debt, including loans and equipment financings, to growth stage companies, including venture-backed companies and companies with institutional equity investors. We define “growth stage companies” as companies that have significant ownership and active participation by sponsors, such as institutional investors or private equity firms, and expected annual revenues of up to $100 million.
We are an internally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). We intend to elect to be treated, and intend to qualify annually thereafter, as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), for U.S. federal income tax purposes. As a BDC and a RIC, we are required to comply with certain regulatory requirements. See “Regulation” and “Certain U.S. Federal Income Tax Considerations.”
Our investment objective is to generate current income and, to a lesser extent, capital appreciation through our investments. We seek to achieve our investment objective by making investments consisting primarily of term loans and equipment financings and, to a lesser extent, working capital loans, equity and equity-related investments. In addition, we may obtain warrants or contingent exit fees from many of our portfolio companies, providing an additional potential source of investment returns.
As of March 31, 2021, our investment portfolio had an aggregate fair value of approximately $535.7 million and was comprised of approximately $335.7 million in secured loans, $128.0 million in equipment financings, and $72.0 million in equity and equity-related investments, including warrants, across 80 portfolio companies.
We primarily target investments in growth stage companies that have generally completed product development and are in need of capital to fund revenue growth. Our loans and equipment financings generally range from $2 million to $30 million. We are not limited to investing in any particular industry or geographic area and seek to invest in under-financed segments of the private credit markets. The debt in which we invest typically is not rated by any rating agency, but if these instruments were rated, they would likely receive a rating of below investment grade (that is, below BBB- or Baa3), which is often referred to as “high yield” or “junk.” As of March 31, 2021, the debt, including loans and equipment financings, in our portfolio had a weighted average time to maturity of approximately 3.0 years.
We are an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended (the “Securities Act”). As a result, we are subject to reduced public company reporting requirements and intend to take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act.
This prospectus relates to the resale from time to time of up to $68,410,000 in aggregate principal amount our 7.00% Notes due 2025 (the “2025 Notes”) by the selling noteholders identified in this prospectus or any accompanying prospectus supplement (the “Selling Noteholders”). This prospectus does not necessarily mean that the Selling Noteholders will offer or sell any or all of the 2025 Notes. We cannot predict when or in what amounts, if any, the Selling Noteholders may sell the 2025 Notes offered by this prospectus. The prices at which the Selling Noteholders may sell the 2025 Notes will be determined by the prevailing market price for the 2025 Notes or in negotiated transactions. We are filing the registration statement, of which this prospectus forms a part, pursuant to a registration rights agreement, dated as of January 16, 2020, we entered into for the benefit of the Selling Noteholders. We will not receive any of the proceeds from the resale of the 2025 Notes.
The 2025 Notes were issued pursuant to a Base Indenture, dated as of January 16, 2020, between us and U.S. Bank National Association, as trustee (the “Trustee”), and a First Supplemental Indenture, dated as of January 16, 2020, between us and the Trustee. The 2025 Notes mature on January 16, 2025 (the “Maturity Date”), unless repurchased or redeemed in accordance with their terms prior to such date. The 2025 Notes are redeemable, in whole or in part, at any time, or from time to time, at our option, on or after January 16, 2023 at a redemption price equal to 100% of the outstanding principal amount thereof, plus accrued and unpaid interest to, but excluding, the date of redemption. The holders of the 2025 Notes do not have the option to have the 2025 Notes repaid or repurchased by us prior to the Maturity Date.
The 2025 Notes bear interest at a rate of 7.00% per year payable quarterly on March 15, June 15, September 15 and December 15 of each year, commencing on March 15, 2020. The 2025 Notes are direct, general unsecured obligations of us and rank senior in right of payment to all of our future indebtedness or other obligations that are expressly subordinated, or junior, in right of payment to the 2025 Notes. The 2025 Notes rank pari passu, or equal, in right of payment with all of our existing and future indebtedness or other obligations that are not so subordinated, or junior. The 2025 Notes rank effectively subordinated, or junior, to any of our future secured indebtedness or other obligations (including unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness. The 2025 Notes rank structurally subordinated, or junior, to all existing and future indebtedness and other obligations (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities. No sinking fund is provided for the 2025 Notes. See “Description of the 2025 Notes.” As of June 2, 2021, on a consolidated basis, we had approximately $235 million of indebtedness outstanding, $60 million of which was secured indebtedness of our wholly-owned subsidiary, Trinity Funding 1, LLC, and $175 million of which was unsecured indebtedness, which amount includes the 2025 Notes.
The 2025 Notes have no history of public trading and we do not intend to list the 2025 Notes on any national securities exchange.

Investing in the 2025 Notes involves a high degree of risk, including credit risk and the risk of the use of leverage, and is highly speculative. Before buying any 2025 Notes, you should read the discussion of the material risks of investing in our securities in “Risk Factors” beginning on page 16 of this prospectus and any risk factors included in any accompanying prospectus supplement, if any.
This prospectus and any accompanying prospectus supplement, if any, contains important information you should know before investing in our securities. Please read this prospectus and any accompanying prospectus supplement, if any, before investing and keep it for future reference. We also file periodic and current reports, proxy statements and other information about us with the U.S. Securities and Exchange Commission (the “SEC”). This information is available free of charge by contacting us at 3075 West Ray Road, Suite 525, Chandler, Arizona 85226, calling us at (480) 374-5350 or visiting our corporate website located at www.trincapinvestment.com. Information on our website is not incorporated into or a part of this prospectus and any accompanying prospectus supplement, if any. The SEC also maintains a website at http://www.sec.gov that contains this information.
THE 2025 NOTES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF A BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.
Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this prospectus is            , 2021.

i

ABOUT THIS PROSPECTUS
This prospectus is part of a registration statement that we filed with the SEC using the “shelf” registration process. Under the shelf registration process, which constitutes a delayed offering in reliance on Rule 415 under the Securities Act, the Selling Noteholders may offer and sell, from time to time, up to $68,410,000 in aggregate principal amount of the 2025 Notes. Using the “shelf” registration process, we previously registered for resale $73,410,000 in aggregate principal amount of the 2025 Notes by the holders thereof pursuant to a registration statement on Form N-2 (File No. 333-248850), which was declared effective by the SEC on October 20, 2020 (the “Prior Registration Statement”). This offering relates to the unsold portion of such 2025 Notes registered for resale under the Prior Registration Statement.
We cannot predict when or in what amounts, if any, the Selling Noteholders may sell the 2025 Notes. The prices at which the Selling Noteholders may sell the 2025 Notes will be determined by the prevailing market price for the 2025 Notes or in negotiated transactions. This prospectus, any accompanying prospectus supplement, if any, and the documents we incorporate by reference into this prospectus provide you with a general description of the 2025 Notes that the Selling Noteholders may offer and sell, from time to time. We may provide a prospectus supplement that will contain specific information about the terms of the offering. A prospectus supplement may also add, update or change information contained in this prospectus. You should carefully read both this prospectus and any such prospectus supplement, together with any documents incorporated by reference therein, any exhibits and the additional information described or incorporated by reference under the headings “Prospectus Summary,” “Risk Factors,” “Incorporation of Certain Information By Reference,” and “Available Information” before making an investment decision.
You should rely on the information contained in this prospectus and any accompanying prospectus supplement, if any. We and the Selling Noteholders have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making offers to sell these securities in any jurisdiction where such offer or sale is not permitted. This prospectus and any accompanying prospectus supplement, if any, do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate. You should assume that the information in this prospectus is accurate only as of the date on the front cover of this prospectus and the information in any accompanying prospectus supplement, if any, is accurate only as of the date on the front cover of the accompanying prospectus supplement, if any. Our business, financial condition and prospects may have changed since that date. We will update this prospectus to reflect material changes to the information contained herein as required by applicable law. We encourage you to consult your own counsel, accountant and other advisors for legal, tax, business, financial and related advice regarding an investment in our securities.
In addition, this prospectus, any accompanying prospectus supplement, if any, and any document incorporated by reference may contain statistical and market data that has been obtained from industry sources and publications. These industry sources and publications generally indicate that they have obtained their information from sources believed to be reliable, but do not guarantee the accuracy and completeness of their information. Although we believe that these sources and publications are reliable, we do not represent that we have done a complete search for other industry data and you are cautioned not to give undue weight to such statistical and market data as it involves many assumptions and limitations. Further, neither we nor the Selling Noteholders in this offering have independently verified the accuracy or completeness of the statistical and market data obtained from industry sources and publications, and neither we nor the Selling Noteholders in this offering take any further responsibility for such statistical and market data. Forward-looking information obtained from these sources and publications is subject to the same qualifications and the additional uncertainties regarding the other forward-looking statements contained in this prospectus, any accompanying prospectus supplement, if any, and any document incorporated by reference.

ii

PROSPECTUS SUMMARY
This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider before investing our 7.00% Notes due 2025 (the “2025 Notes”). You should carefully read the entirety of this prospectus, any accompanying prospectus supplement, if any, and any document incorporated by reference before investing in the 2025 Notes.
Throughout this prospectus, except where the context suggests otherwise:
•
the terms “we,” “us,” “our,” “Trinity” and “Company” refer, collectively, to the Legacy Funds (as defined below) and their respective subsidiaries, general partners, managers and managing members, as applicable prior to the consummation of the Formation Transactions (as defined below) and Trinity Capital Inc. after the consummation of the Formation Transactions; and

•
“Legacy Funds” refers collectively to Trinity Capital Investment, LLC (“TCI”), Trinity Capital Fund II, L.P. (“Fund II”), Trinity Capital Fund III, L.P. (“Fund III”), Trinity Capital Fund IV, L.P. (“Fund IV”) and Trinity Sidecar Income Fund, L.P. (“Sidecar Fund”) and their respective subsidiaries, general partners, managers and managing members, as applicable.

Trinity Capital Inc.
Overview
Trinity Capital Inc., a Maryland corporation, provides debt, including loans and equipment financings, to growth stage companies, including venture-backed companies and companies with institutional equity investors. Our investment objective is to generate current income and, to a lesser extent, capital appreciation through our investments. We seek to achieve our investment objective by making investments consisting primarily of term loans and equipment financings and, to a lesser extent, working capital loans, equity and equity-related investments. Our equipment financings involve loans for general or specific use, including acquiring equipment, that are secured by the equipment or other assets of the portfolio company. In addition, we may obtain warrants or contingent exit fees from many of our portfolio companies, providing an additional potential source of investment returns. The warrants entitle us to purchase preferred or common ownership shares of a portfolio company, and we typically target the amount of such warrants to scale in proportion to the amount of the debt or equipment financing. Contingent exit fees are cash fees payable upon the consummation of certain trigger events, such as a successful change of control or initial public offering of the portfolio company. In addition, we may obtain rights to purchase additional shares of our portfolio companies in subsequent equity financing rounds.
We target investments in growth stage companies, which are typically private companies, including venture-backed companies and companies with institutional equity investors. We define “growth stage companies” as companies that have significant ownership and active participation by sponsors, such as institutional investors or private equity firms, and expected annual revenues of up to $100 million. Subject to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), we are not limited to investing in any particular industry or geographic area and seek to invest in under-financed segments of the private credit markets. The debt in which we invest typically is not rated by any rating agency, but if these instruments were rated, they would likely receive a rating of below investment grade (that is, below BBB- or Baa3), which is often referred to as “high yield” or “junk.”
We primarily seek to invest in loans and equipment financings to growth stage companies that have generally completed product development and are in need of capital to fund revenue growth. We believe a lack of profitability often limits these companies’ ability to access traditional bank financing and our in-house engineering and operations experience allows us to better understand this risk and earn what we believe to be higher overall returns and better risk-adjusted returns than those associated with traditional bank loans.
Our loans and equipment financings generally range from $2 million to $30 million and we generally limit each loan or equipment financing to approximately five percent or less of our total assets. We believe investments of this scale are generally sufficient to support near-term growth needs of most growth stage companies. We seek to structure our loans and equipment financings such that amortization of the amount invested quickly reduces our risk exposure. Leveraging the experience of our investment professionals, we seek to target companies at their growth stage of development and to identify financing opportunities ignored by the traditional direct lending community.
As of March 31, 2021, our investment portfolio had an aggregate fair value of approximately $535.7 million and was comprised of approximately $335.7 million in secured loans, $128.0 million in equipment financings, and $72.0 million in equity and equity-related investments, including warrants, across 80 portfolio companies. See “Business” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” for additional information.
In January 2020, we issued $125 million in aggregate principal amount of the 2025 Notes in reliance upon the available exemptions from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). This offering relates to the resale from time to time of up to $68,410,000 in aggregate principal amount the 2025 Notes by the selling noteholders identified in this prospectus or any accompanying prospectus supplement, if any (the “Selling Noteholders”). We will not receive any of the proceeds from the resale of the 2025 Notes. See “Plan of Distribution” and “Selling Noteholders.”
We are an internally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company (“BDC”) under the 1940 Act. We intend to elect to be treated, and intend to qualify annually, as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), for U.S. federal income tax purposes. As a BDC and a RIC, we are required to comply with certain regulatory requirements. See “Regulation” and “Certain U.S. Federal Income Tax Considerations.” For example, as a BDC, at least 70% of our assets must be assets of the type listed in Section 55(a) of the 1940 Act, as described herein.
Our History
On January 16, 2020, through a series of transactions (the “Formation Transactions”), we acquired the Legacy Funds, including their respective investment portfolios (collectively, the “Legacy Portfolio”), and Trinity Capital Holdings, LLC, a holding company whose subsidiaries managed and/or had the right to receive fees from certain of the Legacy Funds (“Trinity Capital Holdings”). In the Formation Transactions, the Legacy Funds were merged with and into the Company, and we issued 9,183,185 shares of our common stock at $15.00 per share for an aggregate amount of approximately $137.7 million and paid approximately $108.7 million in cash to the Legacy Investors to acquire the Legacy Funds and all of their respective assets, including the Legacy Portfolio.
As part of the Formation Transactions, we also acquired 100% of the equity interests of Trinity Capital Holdings, the sole member of Trinity Management IV, LLC, the investment manager to Fund IV and the sub-adviser to Fund II and Fund III, for an aggregate purchase price of $10.0 million, which was comprised of 533,332 shares of our common stock at $15.00 per share for an aggregate amount of approximately $8.0 million and approximately $2.0 million in cash. As a result of this transaction, Trinity Capital Holdings became a wholly-owned subsidiary of the Company.
On February 2, 2021, we completed our initial public offering of 8,006,291 shares of our common stock at a price of $14.00 per share, inclusive of the underwriters option to purchase additional shares, which was exercised in full. Our shares of common stock began trading on the Nasdaq Global Select Market (“Nasdaq”) on January 29, 2021 under the symbol “TRIN.” Proceeds from this offering were primarily used to pay down a portion of our existing indebtedness outstanding under the Credit Agreement (as defined below).
For additional information regarding our history and the Formation Transactions, see “Business.”
Borrowings
Through our wholly-owned subsidiary, Trinity Funding 1, LLC, we are a party to a $300 million Credit Agreement (as amended, the “Credit Agreement”) with Credit Suisse AG (“Credit Suisse”). The Credit Agreement matures on January 8, 2022, unless extended, and we have the ability to borrow up to an aggregate of $300 million. Borrowings under the Credit Agreement generally bear interest at a rate of the three- month London Inter-Bank Offered Rate (“LIBOR”) plus 3.25%. As of June 2, 2021, approximately

$60 million was outstanding under the Credit Agreement. See “Business” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”
In January 2020, we issued $125 million in aggregate principal amount of the 2025 Notes in reliance upon the available exemptions from the registration requirements of the Securities Act (the “144A Note Offering”). The 2025 Notes were issued pursuant to an Indenture, dated as of January 16, 2020 (the “Base Indenture”), between us and U.S. Bank National Association, as trustee (the “Trustee”), and a First Supplemental Indenture, dated as of January 16, 2020 (the “First Supplemental Indenture” and, together with the Base Indenture, the “2025 Notes Indenture”), between us and the Trustee. The 2025 Notes mature on January 16, 2025 (the “2025 Notes Maturity Date”), unless repurchased or redeemed in accordance with their terms prior to such date, and bear interest at a rate of 7.00% per year payable quarterly on March 15, June 15, September 15 and December 15 of each year, commencing on March 15, 2020. See “Business,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Securities Eligible for Future Sale.”
In December 2020, we issued $50 million in aggregate principal amount of our 6.00% Convertible Notes due 2025 (the “Convertible Notes”) in reliance upon the available exemptions from the registration requirements of the Securities Act (the “Convertible Notes Offering”). The Convertible Notes were issued pursuant to the Base Indenture and a Second Supplemental Indenture, dated as of December 11, 2020 (the “Second Supplemental Indenture” and, together with the Base Indenture, the “Convertible Notes Indenture”), between us and the Trustee. The Convertible Notes mature on December 11, 2025 (the “Convertible Notes Maturity Date”), unless earlier converted or repurchased in accordance with their terms prior to such date. The Convertible Notes bear interest at a rate of 6.00% per year, subject to additional interest of 0.75% per annum if we do not maintain an investment grade rating with respect to the Convertible Notes, payable semiannually on May 1 and November 1 of each year, commencing on May 1, 2021. Holders may convert their Convertible Notes, at their option, at any time on or prior to the close of business on the business day immediately preceding the Convertible Notes Maturity Date. The conversion rate is initially 66.6667 shares of our common stock, per $1,000 principal amount of the Convertible Notes (equivalent to an initial conversion price of approximately $15.00 per share of common stock). The conversion rate is subject to adjustment in some events but will not be adjusted for any accrued and unpaid interest. Upon conversion of the Convertible Notes, we will pay or deliver, as the case may be, cash, shares of our common stock, or a combination of cash and shares of our common stock, at our election, per $1,000 principal amount of the Convertible Notes, equal to the then existing conversion rate. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Securities Eligible for Future Sale.”
We currently borrow and may continue to borrow money from time to time if immediately after such borrowing, the ratio of our total assets (less total liabilities other than indebtedness represented by senior securities) to our total indebtedness represented by senior securities plus preferred stock, if any, is at least 150%. This means that generally, we can borrow up to $2 for every $1 of investor equity. As of March 31, 2021, our asset coverage ratio was approximately 264.3%.
COVID-19 Developments
In March 2020, the outbreak of the novel coronavirus (“COVID-19”) was recognized as a pandemic by the World Health Organization. We cannot predict the full impact of the COVID-19 pandemic, including its duration in the United States and worldwide, the effectiveness of governmental responses designed to mitigate strain to businesses and the economy, and the magnitude of the economic impact of the outbreak. We have and continue to monitor and assess the impact of the COVID-19 pandemic on our portfolio companies. Our portfolio companies and, by extension, our operating results may be adversely impacted by the COVID-19 pandemic and, depending on the duration and extent of the disruption to the operations of our portfolio companies, certain portfolio companies may experience financial distress and may possibly default on their financial obligations to us and their other capital providers. An extended period of economic, financial and/or market disruption could materially affect our business, results of operations, access to sources of liquidity and financial condition. Given the fluidity of the situation, we cannot estimate the long-term impact of COVID-19 on our business, future results of operations, financial position or cash flows.

In response to the COVID-19 pandemic, we instituted a temporary work-from-home policy in March 2020, during which our employees primarily worked remotely without disruption to our operations. In May 2020, we began to allow healthy employees to work in the office, if they so choose.
Our Business and Structure
Overview
We provide debt, including loans and equipment financings, to growth stage companies, including venture-backed companies and companies with institutional equity investors. Our investment objective is to generate current income and, to a lesser extent, capital appreciation through our investments. We seek to achieve our investment objective by making investments consisting primarily of term loans and equipment financings and, to a lesser extent, working capital loans, equity and equity-related investments. Our equipment financings involve loans for general or specific use, including acquiring equipment, that are secured by the equipment or other assets of the portfolio company. In addition, we may obtain warrants or contingent exit fees from many of our portfolio companies, providing an additional potential source of investment returns. The warrants entitle us to purchase preferred or common ownership shares of a portfolio company, and we typically target the amount of such warrants to scale in proportion to the amount of the debt or equipment financing. Contingent exit fees are cash fees payable upon the consummation of certain trigger events, such as a successful change of control or initial public offering of the portfolio company. In addition, we may obtain rights to purchase additional shares of our portfolio companies in subsequent equity financing rounds.
We target investments in growth stage companies with institutional investor support, experienced management teams, promising products and offerings, and large expanding markets. We define “growth stage companies” as companies that have significant ownership and active participation by sponsors and expected annual revenues of up to $100 million. These companies typically have begun to have success selling their products to the market and need additional capital to expand their operations and sales. Despite often achieving growing revenues, these types of companies typically have limited financing options to fund their growth. Equity, being dilutive in nature, is generally the most expensive form of capital available, while traditional bank financing is rarely available, given the lifecycle stage of these companies. Financing from us bridges this financing gap, providing companies with growth capital, which may result in improved profitability, less dilution for all equity investors, and increased enterprise value. Subject to the requirements of the 1940 Act, we are not limited to investing in any particular industry or geographic area and seek to invest in under-financed segments of the private credit markets.
Our loans and equipment financings may have initial interest-only periods of up to 24 months and generally fully amortize over a total term of up to 60 months. These investments are typically secured by a blanket first position lien, a specific asset lien on mission-critical assets and/or a blanket second position lien. We may also make a limited number of direct equity and equity-related investments in conjunction with our debt investments. We target growth stage companies that have recently issued equity to raise cash to offset potential cash flow needs related to projected growth, have achieved positive cash flow to cover debt service, or have institutional investors committed to providing additional funding. A loan or equipment financing may be structured to tie the amortization of the loan or equipment financing to the portfolio company’s projected cash balances while cash is still available for operations. As such, the loan or equipment financing may have a reduced risk of default. We believe that the amortizing nature of our investments will mitigate risk and significantly reduce the risk of our investments over a relatively short period. We focus on protecting and recovering principal in each investment and structure our investments to provide downside protection.
Our loans and equipment financings generally range from $2 million to $30 million and we generally limit each loan or equipment financing to approximately five percent or less of our total assets. We believe investments of this scale are generally sufficient to support near-term growth needs of most growth stage companies. We seek to structure our loans and equipment financings such that amortization of the amount invested quickly reduces our risk exposure. Leveraging the experience of our investment professionals, we seek to target companies at their growth stage of development and to identify financing opportunities ignored by the traditional direct lending community.

Certain of the loans in which we invest have financial maintenance covenants, which are used to proactively address materially adverse changes in a portfolio company’s financial performance. However, we have invested in and may in the future invest in or obtain significant exposure to “covenant-lite” loans, which generally are loans that do not have a complete set of financial maintenance covenants. Generally, covenant-lite loans provide borrower companies more freedom to negatively impact lenders because their covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, because we invest in and have exposure to covenant-lite loans, we may have fewer rights against a borrower and may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.
Management Team
We are an internally managed BDC employing 39 dedicated professionals as of March 31, 2021, including 24 investment, origination and portfolio management professionals, all of whom have experience working on investment and financing transactions. All of our employees are located in the United States.
Our management team has prior management experience, including with early stage tech startups, and employs a highly systematized approach. Our senior management team, led by Steven L. Brown, comprises the majority of the senior management team that managed the Legacy Funds and sourced their investment portfolios, and we believe is well positioned to take advantage of the potential investment opportunities available in the marketplace.
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Steven L. Brown, our founder, is our Chairman and Chief Executive Officer and has 25 years of experience in venture equity and venture debt investing and working with growth stage companies.

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Gerald Harder, our Chief Credit Officer, has been with Trinity since 2016, and we believe his prior 30 years of engineering and operations experience adds significant value in analyzing investment opportunities.

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Kyle Brown, our President and Chief Investment Officer, has been with Trinity since 2015 and is responsible for managing Trinity’s investment activities. He has historically managed relationships with potential investment partners, including venture capital firms and technology bank lenders, allowing us to nearly triple the number of investment opportunities reviewed by our senior management after Mr. Brown joined the senior management of Trinity.

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Ron Kundich, our Senior Vice President — Loan Originations, is responsible for developing relationships with our referral partners, sourcing potential investments and evaluating investment opportunities.

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David Lund, our Chief Financial Officer, Executive Vice President of Finance and Strategic Planning, and Treasurer, has over 35 years of finance and executive leadership experience working with both private and publicly traded companies, including serving as Chief Financial Officer at an internally managed venture lending, publicly traded BDC during its initial stage and subsequent years of growth in assets.

All investment decisions are made by our Investment Committee (the “Investment Committee”), whose members consist of Steven L. Brown, Gerald Harder, Kyle Brown and Ron Kundich. We consider these individuals to be our portfolio managers. The Investment Committee approves proposed investments by majority consent, which majority must include Steven L. Brown, in accordance with investment guidelines and procedures established by the Investment Committee. See “Management” and “Executive Compensation” for additional information regarding these individuals.
The members of the Investment Committee have worked together in predecessor investment funds, including the Legacy Funds, and bring decades of combined experience investing in venture debt and venture capital and managing venture-backed start-ups and other public and private entities. As a result, the members of the Investment Committee have strong backgrounds in venture capital, private equity, investing, finance, operations, management and intellectual property, and have developed a strong working knowledge in these areas and a broad network of contacts. Combined, as of March 31, 2021, the members of the Investment Committee had over 75 years in aggregate of operating experience in various public and private companies, many of them venture-funded. As a group, they have managed through all aspects of the venture capital lifecycle, including participating in change of control transactions with venture-backed companies that they founded and/or served.
Potential Competitive Advantages
We believe that we are one of only a select group of specialty lenders that has our depth of knowledge, experience, and track record in lending to growth stage companies. Further, we are one of an even smaller subset of specialty lenders that offers both loans and equipment financings. Our other potential competitive advantages include:
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In-house engineering and operations expertise to evaluate growth stage companies’ business products and plans.

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Direct origination networks that benefit from relationships with venture banks, institutional equity investors and entrepreneurs built during the term of operations of the Legacy Funds, which began in 2008.

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A dedicated staff of professionals covering credit origination and underwriting, as well as portfolio management functions.

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A proprietary credit rating system and regimented process for evaluating and underwriting prospective portfolio companies.

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Scalable software platforms developed during the term of operations of the Legacy Funds, which support our underwriting processes and loan monitoring functions.

For additional information regarding our potential competitive advantages, see “Business.”
Market Opportunity
We believe that an attractive market opportunity exists for providing debt and equipment financings to growth stage companies for the following reasons:
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Growth stage companies have generally been underserved by traditional lending sources.

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Unfulfilled demand exists for loans and equipment financings to growth stage companies due to the complexity of evaluating risk in these investments.

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Debt investments with warrants are less dilutive than traditional equity financing and complement equity financing from venture capital and private equity funds.

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Equity funding of growth stage companies, including venture capital backed companies, has increased steadily over the last ten years, resulting in new lending and equipment financing opportunities.

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We estimate that the annual U.S. venture debt and equipment financing market in 2020 exceeded $23 billion. We believe that the equipment financing market is even more fragmented, with the majority of equipment financing providers unable to fund investments for more than $10 million. We believe there are significant growth opportunities for us to expand our market share in the venture debt market and become a one-stop shop for loans and equipment financings for growth stage companies.

Growth Stage Companies are Underserved by Traditional Lenders.   We believe many viable growth stage companies have been unable to obtain sufficient growth financing from traditional lenders, including financial services companies such as commercial banks and finance companies, because traditional lenders have continued to consolidate and have adopted a more risk-averse approach to lending. More importantly, we believe traditional lenders are typically unable to underwrite the risk associated with these companies effectively and generally refrain from lending and/or providing equipment financing to growth stage companies, instead preferring the risk-reward profile of traditional fixed asset-based lending.
Unfulfilled Demand for Loans and Equipment Financings to Growth Stage Companies.   Private capital in the form of loans and equipment financings from specialty finance companies continues to be an important source of funding for growth stage companies. We believe that the level of demand for loans and equipment financings is a function of the level of annual venture equity investment activity, and can be as much as 20% to 30% of such investment activity. We believe this market is largely served by a handful of venture banks, with whom our products generally do not compete, and a relative few term lenders and lessors.
We believe that demand for loans and equipment financings to growth stage companies is currently underserved, given the high level of activity in venture capital equity market for the growth stage companies in which we invest. We believe certain venture lending companies have begun to focus on larger investment opportunities, potentially creating additional opportunities for us in the near term. Our senior management team has seen a significant increase in the number of potential investment opportunities over the last ten years.
Debt Investments with Warrants Complement Equity Financing from Venture Capital and Private Equity Funds.   We believe that growth stage companies and their financial sponsors will continue to view debt and equipment financing as an attractive source of capital because it augments the capital provided by venture capital and private equity funds. We believe that our debt investments, including loans and equipment financings, will provide access to growth capital that otherwise may only be available through incremental equity investments by new or existing equity investors. As such, we intend to provide portfolio companies and their financial sponsors with an opportunity to diversify their capital sources.
For additional information regarding our market opportunity, see “Business.”
Investment Philosophy, Strategy and Process
We lend money in the form of term loans and equipment financings and, to a lesser extent, working capital loans to growth stage companies. Investors may receive returns from three sources  —  the loan’s interest payments or equipment financing payments and the associated contractual fees; the final principal payment; and, contingent upon a successful change of control or initial public offering, proceeds from the equity positions or contingent exit fees obtained at loan or equipment financing origination.
We primarily seek to invest in loans and equipment financings to growth stage companies that have generally completed product development and are in need of capital to fund revenue growth. We believe a lack of profitability often limits these companies’ ability to access traditional bank financing and our in-house engineering and operations experience allows us to better understand this risk and earn what we believe to be higher overall returns and better risk-adjusted returns than those associated with traditional bank loans. Leveraging the experience of our investment professionals, we seek to target companies at their growth stage of development and seek to identify financing opportunities ignored by the traditional direct lending community.
Subject to the requirements under the 1940 Act, which require that we invest at least 70% of our total assets in qualifying assets, we may also engage in other lending activities by investing in assets that are not qualifying assets under the requirements of the 1940 Act, including asset-backed lending, which may constitute up to 30% of our total assets.
We believe good candidates for loans and equipment financings appear in all business sectors. We are not limited to investing in any particular industry or geographic area and seek to invest in under-financed segments of the private credit markets. We believe in diversification and do not intend to specialize in any one sector. Our portfolio companies are selected from a wide range of industries, technologies and geographic regions. Since we focus on investing in portfolio companies alongside venture capital firms and technology banks, we anticipate that most of our opportunities will come from sectors that those sources finance. See “Business” for additional details.
Corporate Information
Our principal executive offices are located at 3075 West Ray Road, Suite 525, Chandler, Arizona 85226 and our telephone number is (480) 374-5350. Our corporate website is located at www.trincapinvestment.com. Information on our website is not incorporated into or a part of this prospectus.

SPECIFIC TERMS OF THE 2025 NOTES AND THE OFFERING
This section outlines certain legal and financial terms of the 2025 Notes. You should read this section together with the more detailed description of the 2025 Notes under the heading “Description of the 2025 Notes” in this prospectus, together with any accompanying prospectus supplement, if any, and any documents incorporated by reference before investing in the 2025 Notes. Capitalized terms used in this prospectus and not otherwise defined shall have the meanings ascribed to them in the 2025 Notes Indenture.
Issuer
Trinity Capital Inc.
Title of the securities
7.00% Notes due 2025
Aggregate principal amount of the 2025 Notes being offered by the Selling Noteholders
Up to $68,410,000 in aggregate principal amount of the 2025 Notes.
The 2025 Notes were issued by us in the 144A Note Offering. The 2025 Notes are being registered for resale by the Selling Noteholders pursuant to the registration rights agreement, dated January 16, 2020 (the “2025 Notes Registration Rights Agreement”), that we entered into for the benefit of the holders of the 2025 Notes concurrently with the closing of the 144A Note Offering. See “Selling Noteholders” and “Plan of Distribution.”
This prospectus does not necessarily mean that the Selling Noteholders will offer or sell any or all of the 2025 Notes. We cannot predict when or in what amounts, if any, the Selling Noteholders may sell the 2025 Notes being offered by this prospectus. The prices at which the Selling Noteholders may sell the 2025 Notes will be determined by the prevailing market price for the 2025 Notes or in negotiated transactions.
Principal payable at maturity
100% of the aggregate principal amount outstanding; the principal amount of each 2025 Note will be payable on its stated maturity date at the corporate trust office of the trustee, paying agent, and security registrar for the 2025 Notes or at such other office as we may designate.
Type of note
Fixed rate note
Interest rate
7.00% per year
Day count basis
360-day year of twelve 30-day months
Original issue date
January 16, 2020
Stated maturity date
January 16, 2025, unless earlier repurchased or redeemed
Date interest started accruing
January 16, 2020
Interest payment dates
Every March 15, June 15, September 15 and December 15, commencing March 15, 2020. If an interest payment date falls on a non-business day, the applicable interest payment will be made on the next business day and no additional interest will accrue as a result of such delayed payment.
Interest periods
The initial interest period is the period from and including January 16, 2020, to, but excluding, the initial interest payment date, and the subsequent interest periods are the periods from and including an interest payment date to, but excluding, the next interest payment date or the stated maturity date, as the case may be.
Regular record dates for interest
Every March 1, June 1, September 1 and December 1, commencing March 1, 2020.
Specified currency
U.S. Dollars
Place of payment
The City of New York and/or such other places that may be specified in the 2025 Notes Indenture or a notice to holders of the 2025 Notes.
Business day
Each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in the City of New York or another place of payment are authorized or obligated by law or executive order to close.
Denominations
We issued the 2025 Notes in denominations of $25.
Optional redemption
The 2025 Notes may be redeemed in whole or in part at any time or from time to time at our option on or after January 16, 2023 upon not less than 30 days nor more than 60 days’ written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount of the 2025 Notes plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to, but excluding, the date fixed for redemption.
Any exercise of our option to redeem the 2025 Notes will be done in compliance with the 1940 Act.
If we redeem only some of the 2025 Notes, the Trustee or The Depository Trust Company (“DTC”), as applicable, will determine the method for selection of the particular 2025 Notes to be redeemed, in accordance with the 2025 Notes Indenture and in accordance with the rules of any national securities exchange or quotation system on which the 2025 Notes are listed, if any. Unless we default in payment of the redemption price, on and after the date of redemption, interest will cease to accrue on the 2025 Notes called for redemption.
Repayment at option of holders of the 2025 Notes
Holders will not have the option to have the 2025 Notes repaid prior to the stated maturity date.
Ranking of 2025 Notes
The 2025 Notes are our direct, general unsecured obligations and rank:
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pari passu with our other outstanding and future unsecured unsubordinated indebtedness, including, without limitations, $50 million in aggregate principal amount of the Convertible Notes outstanding as of June 2, 2021;

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senior to any of our future indebtedness that expressly provides it is subordinated to the 2025 Notes;

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effectively subordinated to all of our existing and future secured indebtedness (including indebtedness that is initially unsecured in respect of which we subsequently grant a security interest), to the extent of the value of the assets securing such indebtedness; and

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structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries, including, without limitation, borrowings under the Credit Agreement, of which approximately $60 million was outstanding as of June 2, 2021 and is secured by the assets of our wholly-owned subsidiary, Trinity Funding 1, LLC.

As of March 31, 2021, our asset coverage ratio was approximately 264.3%. We target a leverage range of between 1.15x to 1.35x.
As of June 2, 2021, on a consolidated basis, we had approximately $235 million of total indebtedness outstanding, $60 million of which was secured indebtedness under the Credit Agreement and $175 million of which was unsecured indebtedness. Such unsecured indebtedness reflects the aggregate principal amount of 2025 Notes and Convertible Notes outstanding.
We have the ability to borrow up to $300 million under the Credit Agreement and borrowings thereunder generally bear interest at a rate of the three-month London Inter-Bank Offered Rate (“LIBOR”) plus 3.25%.
Sinking fund
The 2025 Notes are not subject to any sinking fund. A sinking fund is a reserve fund accumulated over a period of time for the retirement of debt.
Defeasance
The 2025 Notes are subject to legal and covenant defeasance by us. See “Description of the 2025 Notes  —  Defeasance.”
Other covenants . . . . . . . . . . . . . . . . . .
In addition to any covenants described elsewhere in this prospectus, the following covenants apply to the 2025 Notes:
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We agree that for the period of time during which the 2025 Notes are outstanding, we will not violate Section 18(a)(1)(A) as modified by such provisions of Section 61(a) of the 1940 Act as may be applicable to us from time to time or any successor provisions, whether or not we continue to be subject to such provisions of the 1940 Act. As of the date of this prospectus, these provisions generally prohibit us from incurring additional borrowings, including through the issuance of additional debt securities, unless our asset coverage, as defined in the 1940 Act, equals at least 150% after such borrowings.

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We agree that, for the period of time during which the 2025 Notes are outstanding, we will not violate Section 18(a)(1)(B) as modified by such provisions of Section 61(a) of the 1940 Act as may be applicable to us from time to time or any successor provisions. As of this prospectus, these provisions generally prohibit us from declaring any cash dividend or distribution upon any class of our capital stock, or purchasing any such capital stock if our asset coverage were below 150% at the time of the declaration of the dividend or distribution or the purchase and after deducting the amount of such dividend, distribution, or purchase. Under the covenant, we will be permitted to declare a cash dividend or distribution notwithstanding the prohibition contained in Section 18(a)(1)(B) as modified by such provisions of Section 61(a) of the 1940 Act as may be applicable to us from time to time or any successor provisions, but only up to such amount as is necessary for us to maintain our status as a RIC under Subchapter M of the Code. Furthermore, the covenant will permit us to continue paying dividends or distributions and the restrictions will not apply unless and until such time as our asset coverage (as defined in the 1940 Act, except to the extent modified by this covenant) has not been in compliance with the minimum asset coverage required by Section 18(a)(1)(B) as modified by such provisions of Section 61(a) of the 1940 Act as may be applicable to us from time to time or any successor provisions for more than six consecutive months. For the purposes of determining “asset coverage” as used above, any and all indebtedness of the Company, including any outstanding borrowings under the Credit Agreement with Credit Suisse and any successor or additional credit facility, will be deemed a senior security of us.
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If, at any time, we are not subject to the reporting requirements of Sections 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to file any periodic reports with the U.S. Securities and Exchange Commission (the “SEC”), we agree to furnish to holders of the 2025 Notes and the trustee, for the period of time during which the 2025 Notes are outstanding, our audited annual consolidated financial statements, within 90 days of our fiscal year end, and unaudited interim consolidated financial statements, within 45 days of our fiscal quarter end (other than our fourth fiscal quarter). All such financial statements will be prepared, in all material respects, in accordance with applicable United States generally accepted accounting principles, or GAAP.

Events of default
Holders of the 2025 Notes will have certain rights if an event of default occurs with respect to the 2025 Notes and is not cured. In addition to any events of default set forth in the 2025 Notes Indenture, the following shall be events of default:
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We do not pay the principal of, or any premium on, any 2025 Note when due and payable at maturity;

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We do not pay interest on any 2025 Note when due and payable, and such default is not cured within 30 days of its due date;

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We remain in breach of any other covenant in respect of the 2025 Notes for 60 days after we receive a written notice of default stating we are in breach (the notice must be sent by either the trustee or holders of at least 25% of the principal amount of the outstanding 2025 Notes);

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We file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 60 days;

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Pursuant to Section 18(a)(1)(C)(ii) and Section 61 of the 1940 Act, on the last business day of each of twenty four consecutive calendar months, any class of securities will have an asset coverage (as such term is used in the 1940 Act and the rules and regulations promulgated thereunder) of less than 100% giving effect to any exemptive relief granted to us by the SEC; or

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Upon the occurrence of a payment default or acceleration on any indebtedness for borrowed money (other than non-recourse indebtedness) of us or any subsidiary of us (if the aggregate principal amount of such indebtedness and such default or acceleration is not cured within 120 days of its due date), when taken together with the aggregate principal amount of any other indebtedness for borrowed money of us or any subsidiary of us as to which a payment default or an acceleration shall have occurred and shall be continuing (and such default or acceleration is not cured within 120 days of its due date), aggregates $10.0 million or more at any time.

See “Description of the 2025 Notes — Events of Default” for additional information.
Absence of a public market for the 2025 Notes
There is currently no established market for the 2025 Notes. Accordingly, we cannot assure you as to the development or liquidity of any market for the 2025 Notes. We do not intend to apply for a listing of the 2025 Notes on any securities exchange or any automated dealer quotation system.
Further issuances
We will have the ability to issue additional debt securities under the Base Indenture with terms different from the 2025 Notes and, without the consent of the holders of the 2025 Notes, to reopen the 2025 Notes and issue additional 2025 Notes under the 2025 Notes Indenture. If we issue additional debt securities, these additional debt securities could have a lien or other security interest greater than that accorded to the holders of the 2025 Notes, which are unsecured.

Use of proceeds
All of the 2025 Notes being offered by the Selling Noteholders pursuant to this prospectus and any accompanying prospectus supplement, if any, will be sold by the Selling Noteholders for their own account. We will not receive any of the proceeds from the resale of the 2025 Notes.
Certain U.S. Federal Income Tax Considerations
For the U.S. federal income tax consequences of the holding and disposition of the 2025 Notes, see “Certain Material U.S. Federal Income Tax Considerations.”
Form of 2025 Notes; Book-Entry Form
The 2025 Notes are represented by a global security that has been deposited and registered in the name of DTC or its nominee. This means that, except in limited circumstances, you will not receive certificates for the 2025 Notes. Beneficial interest in the 2025 Notes are represented through book entry accounts of financial institutions acting on behalf of beneficial owners as direct and indirect participants in DTC. Investors may elect to hold interest in the 2025 Notes through either DTC, if they are a participant, or indirectly through organizations that are participants in DTC.
Trustee, paying agent, and security registrar
U.S. Bank National Association
Governing law
The 2025 Notes and the 2025 Notes Indenture are governed by and construed in accordance with the laws of the State of New York.
Global clearance and settlement
procedures
Interests in the 2025 Notes trade in DTC’s Same Day Funds Settlement System, and any permitted secondary market trading activity in such 2025 Notes will, therefore, be required by DTC to be settled in immediately available funds. None of the Company, the trustee or the paying agent will have any responsibility for the performance by DTC or its participants or indirect participants of their respective obligations under the rules and procedures governing their operations.

FINANCIAL HIGHLIGHTS
Information regarding our financial highlights is incorporated by reference herein from our most recent Annual Report on Form 10-K and our most recent Quarterly Report on Form 10-Q.

SELECTED FINANCIAL DATA AND OTHER INFORMATION
The information in “Item 6. Selected Consolidated Financial Data” and “Item 8. Consolidated Financial Statements and Supplementary Data,” including the financial notes related thereto, of our most recent Annual Report on Form 10-K, and in “Item 1. Consolidated Statements of Assets and Liabilities” and “Item 1. Consolidated Statements of Operations,” including the financial notes related thereto, of our most recent Quarterly Report on Form 10-Q are incorporated by reference herein.

RISK FACTORS
Investing in the 2025 Notes involves a number of significant risks. Before you invest in the 2025 Notes, you should be aware of various risks associated with the investment, including those described in this prospectus, any accompanying prospectus supplement, if any, “Part I, Item IA. Risk Factors” in our most recent Annual Report on Form 10-K, which is incorporated by reference herein in their entirety, “Part II, Item 1A. Risk Factors” in our most recent Quarterly Report on Form 10-Q, which is incorporated by reference herein in their entirety, and any document incorporated by reference herein. You should carefully consider these risk factors, together with all of the other information included in this prospectus and any accompanying prospectus supplement, if any, before you decide whether to make an investment in the 2025 Notes. The risks set out in this prospectus, any accompanying prospectus supplement, if any, “Part I, Item IA. Risk Factors” in our most recent Annual Report on Form 10-K, “Part II, Item 1A. Risk Factors” in our most recent Quarterly Report on Form 10-Q,” and any document incorporated by reference herein are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, you may lose all or part of your investment.
Risks Related to the 2025 Notes
The 2025 Notes are unsecured and therefore are effectively subordinated to any secured indebtedness currently outstanding or that may be incurred in the future and rank pari passu with, or equal to, all outstanding and future unsecured unsubordinated indebtedness issued by us and our general liabilities.
The 2025 Notes are not secured by any of our assets or any of the assets of any of our subsidiaries. As a result, the 2025 Notes are effectively subordinated to any outstanding secured indebtedness as of the date of this prospectus (including the Credit Agreement) or that we or our subsidiaries may incur in the future (or any indebtedness that is initially unsecured as to which we subsequently grant a security interest) to the extent of the value of the assets securing such indebtedness. In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our secured indebtedness or secured indebtedness of our subsidiaries may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the holders of the 2025 Notes. As of June 2, 2021, through of our wholly owned subsidiary, Trinity Funding 1, LLC, we had approximately $60 million of borrowings outstanding under the Credit Agreement. The indebtedness under the Credit Agreement is effectively senior to the 2025 Notes to the extent of the value of the assets securing such indebtedness. In addition, as of June 2, 2021, we had $50 million in aggregate principal amount of the Convertible Notes outstanding, which rank pari passu with the 2025 Notes.
The 2025 Notes are structurally subordinated to the indebtedness and other liabilities of our subsidiaries.
The 2025 Notes are obligations exclusively of Trinity Capital Inc., and not of any of our subsidiaries. None of our subsidiaries are a guarantor of the 2025 Notes, and the 2025 Notes are not required to be guaranteed by any subsidiary we may acquire or create in the future. Any assets of our subsidiaries will not be directly available to satisfy the claims of our creditors, including holders of the 2025 Notes. Except to the extent we are a creditor with recognized claims against our subsidiaries, all claims of creditors of our subsidiaries will have priority over our equity interests in such entities (and therefore the claims of our creditors, including holders of the 2025 Notes) with respect to the assets of such entities. Even if we are recognized as a creditor of one or more of these entities, our claims would still be effectively subordinated to any security interests in the assets of any such entity and to any indebtedness or other liabilities of any such entity senior to our claims. Consequently, the 2025 Notes are structurally subordinated to all indebtedness and other liabilities, including trade payables, of any of our existing or future subsidiaries. Certain of these entities serve as guarantors under the Credit Agreement, and in the future our subsidiaries may incur substantial additional indebtedness, all of which is and would be structurally senior to the 2025 Notes.
The 2025 Notes Indenture contains limited protection for holders of the 2025 Notes.
The 2025 Notes Indenture offers limited protection to holders of the 2025 Notes. The terms of the 2025 Notes Indenture and the 2025 Notes do not restrict our or any of our subsidiaries’ ability to engage in, or otherwise be a party to, a variety of corporate transactions, circumstances or events that could have an adverse impact on your investment in the 2025 Notes. In particular, the terms of the 2025 Notes Indenture and the 2025 Notes will not place any restrictions on our or our subsidiaries’ ability to:
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issue securities or otherwise incur additional indebtedness or other obligations, including (1) any indebtedness or other obligations that would be pari passu, or equal, in right of payment to the 2025 Notes, (2) any indebtedness or other obligations that would be secured and therefore rank effectively senior in right of payment to the 2025 Notes to the extent of the value of the assets securing such indebtedness, (3) indebtedness or other obligations of ours that are guaranteed by one or more of our subsidiaries and which therefore are structurally senior to the 2025 Notes and (4) securities, indebtedness or other obligations incurred by our subsidiaries that would be senior to our equity interests in our subsidiaries and therefore rank structurally senior to the 2025 Notes with respect to the assets of those subsidiaries, in each case other than an incurrence of indebtedness or other obligations that would cause a violation of Section 18(a)(1)(A) as modified by Section 61(a) of the 1940 Act or any successor provisions of the 1940 Act, but giving effect, in either case, to any exemptive relief granted to us by the SEC. Currently, these provisions generally prohibit us from incurring additional borrowings, including through the issuance of additional debt securities, unless our asset coverage, as defined in the 1940 Act, equals at least 150% after such borrowings;

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pay dividends on, or purchase or redeem or make any payments in respect of, capital stock or other securities ranking junior in right of payment to the 2025 Notes;

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sell assets (other than certain limited restrictions on our ability to consolidate, merge or sell all or substantially all of our assets);

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create liens (including liens on the shares of our subsidiaries) or enter into sale and leaseback transactions;

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enter into transactions with affiliates;

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make investments; or

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create restrictions on the payment of dividends or other amounts to us from our subsidiaries.

In addition, the 2025 Notes Indenture does not require us to offer to purchase the 2025 Notes in connection with a change of control or any other event. Furthermore, the terms of the 2025 Notes Indenture and the 2025 Notes do not protect holders of the 2025 Notes in the event that we experience changes (including significant adverse changes) in our financial condition, results of operations or credit ratings, as they do not require that we or our subsidiaries adhere to any financial tests or ratios or specified levels of net worth, revenues, income, cash flow, or liquidity.
Our ability to recapitalize, incur additional debt and take a number of other actions that are not limited by the terms of the 2025 Notes may have important consequences for you as a holder of the 2025 Notes, including making it more difficult for us to satisfy our obligations with respect to the 2025 Notes or negatively affecting the trading value of the 2025 Notes to the extent such a trading market develops for the 2025 Notes.
Certain of our current debt instruments include more protections for their holders than the 2025 Notes Indenture and the 2025 Notes. In addition, other debt we issue or incur in the future could contain more protections for its holders than the Indenture and the 2025 Notes, including additional covenants and events of default. The issuance or incurrence of any such debt with incremental protections could affect the market for and trading levels and prices of the 2025 Notes to the extent such a market develops for the 2025 Notes.
If we default on our obligations to pay our other indebtedness, we may not be able to make payments on the 2025 Notes.
Any default under the agreements governing our indebtedness or under other indebtedness to which we may be a party, that is not waived by the required lenders or holders and the remedies sought by the holders of such indebtedness could make us unable to pay principal, premium, if any, and interest on the 2025 Notes and substantially decrease the market value of the 2025 Notes.

If we are unable to generate sufficient cash flow and are otherwise unable to obtain funds necessary to meet required payments of principal, premium, if any, and interest on our indebtedness, or if we otherwise fail to comply with the various covenants, including financial and operating covenants, in the instruments governing our indebtedness, we could be in default under the terms of the agreements governing such indebtedness. In the event of such default, the holders of such indebtedness could elect to declare all the funds borrowed thereunder to be due and payable, together with accrued and unpaid interest, the lenders under our current indebtedness or other debt we may incur in the future could elect to terminate their commitments, cease making further loans and institute foreclosure proceedings against our assets, and we could be forced into bankruptcy or liquidation.
If our operating performance declines, we may in the future need to seek to obtain waivers from the required lenders or holders under the agreements governing our indebtedness, or other indebtedness that we may incur in the future, to avoid being in default. If we breach our covenants under the agreements governing our indebtedness and seek a waiver, we may not be able to obtain a waiver from the required lenders or holders. If this occurs, we would be in default and our lenders or debt holders could exercise their rights as described above, and we could be forced into bankruptcy or liquidation.
If we are unable to repay debt, lenders having secured obligations, including Credit Suisse under the Credit Agreement, could proceed against the collateral securing the debt. Because the 2025 Notes Indenture has cross-acceleration provisions, and any future debt will likely have, customary cross-default and cross-acceleration provisions, if the indebtedness thereunder, hereunder or under any future credit facility is accelerated, we may be unable to repay or finance the amounts due. See “Description of the 2025 Notes.”
The optional redemption provision may materially adversely affect your return on the 2025 Notes.
The 2025 Notes are redeemable in whole or in part at any time or from time to time on or after January 16, 2023 at our option. We may choose to redeem the 2025 Notes at times when prevailing interest rates are lower than the interest rate paid on the 2025 Notes. In this circumstance, you may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as that of the 2025 Notes being redeemed.
A downgrade, suspension or withdrawal of the rating assigned by a rating agency to us and/or the 2025 Notes, if any, could cause the market value of the 2025 Notes to decline significantly.
Any credit ratings assigned to us and/or the 2025 Notes are an assessment by rating agencies of our ability to pay our obligations. Consequently, real or anticipated changes to any such credit ratings will generally affect the market value of the 2025 Notes. These credit ratings, however, may not reflect the potential impact of risks related to market conditions generally or other factors discussed herein that could impact the market value of the 2025 Notes.
Generally, rating agencies base their ratings on such material and information, and such of their own investigations, studies and assumptions, as they deem appropriate. Any such credit ratings should be evaluated independently from similar ratings of other securities or companies. Credit ratings are not a recommendation to buy, sell or hold any security, and may be subject to revision or withdrawal at any time by the issuing organization in its sole discretion. Neither we nor any rating agents undertake any obligation to maintain any credit ratings assigned to us and/or the 2025 Notes or to advise our stockholders or holders of the 2025 Notes of any changes to such credit ratings. There can be no assurance that any credit ratings assigned to us and/or the 2025 Notes will remain for any given period of time.
An active trading market for the 2025 Notes may not develop or be maintained, which could limit the market price of the 2025 Notes or your ability to sell them.
The 2025 Notes have no history of public trading. We do not intend to apply for listing of the 2025 Notes on any securities exchange or for quotation of the 2025 Notes on any automated dealer quotation system. If no active trading market develops, you may not be able to resell the 2025 Notes at their fair market value or at all. If the 2025 Notes are traded after their resale pursuant to this prospectus and any accompanying prospectus supplement, if any, they may trade at a discount from their offering price depending on prevailing interest rates, the market for similar securities, our credit ratings, general economic conditions, our financial condition, performance and prospects and other factors. Accordingly, we cannot assure you that a liquid trading market will develop for the 2025 Notes, that you will be able to sell your 2025 Notes at a particular time or that the price you receive when you sell will be favorable. To the extent an active trading market does not develop, the liquidity and trading price for the 2025 Notes may be harmed, and you may not be able to resell the 2025 Notes at their fair market value or at all. Accordingly, you may be required to bear the financial risk of an investment in the 2025 Notes for an indefinite period of time.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
This prospectus, any accompanying prospectus supplement, if any, and any documents we may incorporate by reference herein contain forward-looking statements that involve substantial risks and uncertainties. Such statements involve known and unknown risks, uncertainties and other factors, and undue reliance should not be placed thereon. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases. Accordingly, these statements are only predictions and involve estimates, known and unknown risks, assumptions and uncertainties that could cause actual results to differ materially from those expressed in them. Our actual results could differ materially from those anticipated in such forward-looking statements as a result of several factors more fully described under the section entitled “Risk Factors” and elsewhere in this prospectus, any accompanying prospectus supplement, if any, and any documents we may incorporate by reference herein, including the following factors, among others:
•
our limited operating history as a BDC;

•
our future operating results, including the impact of the COVID-19 pandemic;

•
our dependence upon our management team and key investment professionals;

•
our ability to manage our business and future growth;

•
risks related to investments in growth stage companies, other venture capital-backed companies and generally U.S. companies;

•
the ability of our portfolio companies to achieve their objectives;

•
the use of leverage;

•
risks related to the uncertainty of the value of our portfolio investments;

•
changes in political, economic or industry conditions, the interest rate environment or conditions affecting the financial and capital markets, including as a result of the COVID-19 pandemic;

•
uncertainty surrounding the financial and/or political stability of the United States, the United Kingdom, the European Union, China and other countries, including as a result of the COVID-19 pandemic;

•
the dependence of our future success on the general economy and its impact on the industries in which we invest;

•
risks related to changes in interest rates, our expenses and other general economic conditions and the effect on our net investment income;

•
the effect of the decommissioning of LIBOR;

•
the effect of changes in tax laws and regulations and interpretations thereof;

•
the impact on our business of new or amended legislation or regulations;

•
risks related to market volatility, including general price and volume fluctuations in stock markets;

•
our ability to make distributions, including as a result of the COVID-19 pandemic; and

•
our ability to maintain our status as a BDC under the 1940 Act and qualify annually for tax treatment as a RIC under the Code.

All forward-looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from expectations, and, therefore, you are cautioned not to place undue reliance on such statements. Any forward-looking statements are qualified in their entirety by reference to the factors discussed throughout this prospectus, any accompanying prospectus supplement, if any, and any documents we may incorporate by reference herein. Further, any forward-looking statement speaks only as of the date on which it is made in this prospectus, any accompanying prospectus supplement, if any, and any documents we may incorporate by reference herein, and we undertake no obligation to update any forward- looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. Because we are an investment company, the forward-looking statements and projections contained in this prospectus, any accompanying prospectus supplement, if any, and any documents we may incorporate by reference herein are excluded from the safe harbor protection provided by Section 27A(b)(2)(B) of the Securities Act and Section 21E of the Exchange Act (the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995).

USE OF PROCEEDS
All of the 2025 Notes being offered by the Selling Noteholders pursuant to this prospectus and any accompanying prospectus supplement, if any, will be sold by the Selling Noteholders for their own account. We will not receive any of the proceeds from the resales by the Selling Noteholders of the 2025 Notes.
Pursuant to the 2025 Notes Registration Rights Agreement, we will pay the fees and expenses incurred in this offering and in disposing of the 2025 Notes, including all registration and filing fees, any other regulatory fees, printing and delivery expenses, listing fees and expenses, fees and expenses of counsel, independent certified public accountants, and any special experts retained by us, and reasonable and documented fees and expenses of counsel to the Selling Noteholders in an amount not to exceed $75,000. The Selling Noteholders will be responsible for (i) all brokers’ and underwriters’ discounts and commissions, transfer taxes and transfer fees relating to the sale or disposition of the 2025 Notes, and (ii) the fees and expenses of any counsel to the Selling Noteholders exceeding $75,000.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS
The information contained in “Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” of our most recent Annual Report on Form 10-K and in “Part I, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations” of our most recent Quarterly Report on Form 10-Q are incorporated by reference herein and should be read in conjunction with, and are qualified by reference to, our financial statements and notes thereto included in such Annual Report on Form 10-K and such Quarterly Report on Form 10-Q, as applicable.

BUSINESS
The information contained in “Part I, Item 1. Business,” “Part I, Item 2. Properties” and “Part I, Item 3. Legal Proceedings” of our most recent Annual Report on Form 10-K, and in “Part II, Item 1. Legal Proceedings” of our most recent Quarterly Report on Form 10-Q are incorporated herein by reference.

SENIOR SECURITIES
Information about our senior securities as of the end of our most recently completed fiscal quarter is located in “Part I, Item 1. Consolidated Financial Statements” of our most recent Quarterly Report on Form 10-Q and as of the end of our most recently completed fiscal year is located in “Part II, Item 8. Financial Statements and Supplementary Data” of our most recent Annual Report on Form 10-K, which are incorporated by reference herein. We had no senior securities outstanding as of December 31, 2019. The report of our independent registered public accounting firm, Ernst and Young LLP, on our financial statements as of and for the year ended December 31, 2020 and for the period August 12, 2019 (date of inception) to December 31, 2019 is included in our most recent Annual Report on Form 10-K (filed on March 4, 2021) and is incorporated by reference herein.

PORTFOLIO COMPANIES
The following tables set forth certain information regarding each of the portfolio companies in which we had a loan, equipment financing, equity or equity-related investment as of March 31, 2021. We will offer to make available significant managerial assistance to our portfolio companies. We may receive rights to observe the meetings of our portfolio companies’ board of directors. Other than these investments, our only relationships with our portfolio companies will be the managerial assistance we may separately provide to our portfolio companies, which services will be ancillary to our investments. We do not “control” any of our portfolio companies, as defined in the 1940 Act. In general, under the 1940 Act, we would “control” a portfolio company if we owned more than 25.0% of its voting securities and would be an “affiliate” of a portfolio company if we owned 5.0% or more of its voting securities.
Portfolio Company(1)	Industry(2)	Type of Investment(3)	Maturity Date	Interest Rate(4)	Principal Amount(5)	Number of Shares or Units	Percentage of Class Held on a Fully Diluted Basis	Cost	Fair Value(6)
Atieva, Inc. 125 Consitution Dr. Menlo Park, CA 94025	Manufacturing
		Equity	na	Preferred Series D; Strike Price $5.13	n/a	585,022	n/a	7,600	26,772
Augmedix, Inc. 1161 Mission St, Suite 210 San Francisco, CA 94103	Professional, Scientific, and Technical Services
		Warrant	September 3, 2029	Fixed interest rate 12.0%; EOT 6.5%	n/a	580,383	n/a	449	1,008
AyDeeKay LLC 32 Journey Suite 100 Aliso Viejo, CA 92656	Manufacturing
		Secured Loan	August 1, 2024	Variable interest rate PRIME + 7.5% or Floor rate 10.8%; EOT 3.0%	12,000	n/a	n/a	11,981	11,988
		Warrant	March 30, 2028	Preferred Series G; Strike Price $35.42	n/a	6,250	n/a	31	865
Total AyDeeKay LLC					12,000			12,012	12,853
BackBlaze, Inc. 500 Ben Franklin Ct. San Mateo, CA 94001	Professional, Scientific, and Technical Services
		Equipment Financing	January 1, 2023	Fixed interest rate 7.2%; EOT 11.5%	800	n/a	n/a	949	950
		Equipment Financing	April 1, 2023	Fixed interest rate 7.4%; EOT 11.5%	105	n/a	n/a	121	121
		Equipment Financing	June 1, 2023	Fixed interest rate 7.4%; EOT 11.5%	819	n/a	n/a	927	929
		Equipment Financing	August 1, 2023	Fixed interest rate 7.5%; EOT 11.5%	164	n/a	n/a	183	183
		Equipment Financing	September 1, 2023	Fixed interest rate 7.7%; EOT 11.5%	169	n/a	n/a	188	187
		Equipment Financing	October 1, 2023	Fixed interest rate 7.5%; EOT 11.5%	170	n/a	n/a	188	188
		Equipment Financing	November 1, 2023	Fixed interest rate 7.2%; EOT 11.5%	571	n/a	n/a	628	627
		Equipment Financing	December 1, 2023	Fixed interest rate 7.5%; EOT 11.5%	759	n/a	n/a	827	826
		Equipment Financing	January 1, 2024	Fixed interest rate 7.4%; EOT 11.5%	663	n/a	n/a	719	717
		Equipment Financing	February 1, 2024	Fixed interest rate 7.4%; EOT 11.5%	678	n/a	n/a	731	730
		Equipment Financing	March 1, 2024	Fixed interest rate 7.2%; EOT 11.5%	591	n/a	n/a	635	634
		Equipment Financing	April 1, 2024	Fixed interest rate 7.4%; EOT 11.5%	179	n/a	n/a	191	194
		Equipment Financing	May 1, 2024	Fixed interest rate 7.3%; EOT 11.5%	1,162	n/a	n/a	1,235	1,240
		Equipment Financing	August 1, 2024	Fixed interest rate 7.2%; EOT 11.5%	1,254	n/a	n/a	1,309	1,311
		Equipment Financing	October 1, 2024	Fixed interest rate 7.5%; EOT 11.5%	225	n/a	n/a	232	232

Portfolio Company(1)	Industry(2)	Type of Investment(3)	Maturity Date	Interest Rate(4)	Principal Amount(5)	Number of Shares or Units	Percentage of Class Held on a Fully Diluted Basis	Cost	Fair Value(6)
		Equipment Financing	April 1, 2025	Fixed interest rate 7.2%; EOT 11.5%	2,784	n/a	n/a	2,794	2,794
Total BackBlaze, Inc.					11,093			11,857	11,863
BaubleBar, Inc. 1115 Broadway, 5th Floor New York, NY 10010	Wholesale Trade
		Secured Loan	March 1, 2023	Fixed interest rate 11.5%; EOT 7.0%	5,184	n/a	n/a	6,030	5,665
		Warrant	March 29, 2027	Preferred Series C; Strike Price $1.96	n/a	531,806	n/a	638	216
		Warrant	April 20, 2028	Preferred Series C; Strike Price $1.96	n/a	60,000	n/a	72	24
Total BaubleBar, Inc.					5,184			6,740	5,905
BHCosmetics, LLC 2801 Burton Ave. Burbank, CA 91504	Manufacturing
		Equipment Financing (11)	April 1, 2021	Fixed interest rate 8.9%; EOT 5.0%	—	—	n/a	59	59
Birchbox, Inc. 16 Madison Square West, 4th Floor New York, NY 10010 New York, NY 10010	Retail Trade
		Secured Loan	July 1, 2024	Fixed interest rate 9.0%; EOT 3.0%	10,000	n/a	n/a	10,464	9,694
		Equity	na	Preferred Series D	n/a	3,140,927	100.00%	10,271	3,295
		Equity	na	Preferred Series E	n/a	2,002,416	100.00%	5,500	3,941
Total Birchbox, Inc.(14)					10,000			26,235	16,930
Boosted eCommerce, Inc.	Retail Trade
		Secured Loan	January 1, 2023	Variable interest rate PRIME + 7.8% or Floor rate 11.0%; EOT 3.3%	5,000	n/a	n/a	4,959	5,007
		Secured Loan	January 1, 2023	Variable interest rate PRIME + 7.8% or Floor rate 11.0%; EOT 3.3%	2,500	n/a	n/a	2,473	2,473
		Secured Loan	January 1, 2023	Variable interest rate PRIME + 7.8% or Floor rate 11.0%; EOT 3.3%	7,500	n/a	n/a	7,412	7,412
		Warrant	December 14, 2030	Preferred Series A-1; Strike Price $0.84	n/a	759,263	n/a	259	179
Total Bowery Farming, Inc.					15,000			15,103	15,071
Bowery Farming, Inc. 36 W 20th St, 9th Floor New York, NY 10011	Agriculture, Forestry, Fishing and Hunting
		Equipment Financing	January 1, 2023	Fixed interest rate 8.5%; EOT 8.5%	2,193	n/a	n/a	2,474	2,305
		Equipment Financing	February 1, 2023	Fixed interest rate 8.7%; EOT 8.5%	2,181	n/a	n/a	2,408	2,424
		Equipment Financing	May 1, 2023	Fixed interest rate 8.7%; EOT 8.5%	2,756	n/a	n/a	2,993	3,004
		Equipment Financing	January 1, 2024	Fixed interest rate 7.5%; EOT 8.5%	9,211	n/a	n/a	9,265	9,312
		Warrant	June 10, 2029	Common Stock; Strike Price $5.08	n/a	68,863	n/a	410	537
		Warrant	December 22, 2030	Common Stock; Strike Price $6.24	n/a	29,925	n/a	160	234
Total Bowery Farming, Inc.					16,341			17,710	17,816
Continuity, Inc. 59 Elm St. New Haven, CT 06510	Professional, Scientific, and Technical Services
		Warrant	March 29, 2026	Preferred Series C; Strike Price $0.25	n/a	1,588,806	n/a	21	33
Convercent, Inc. 929 Broadway Denver, CO 80203	Information
		Warrant	November 30, 2025	Preferred Series 1; Strike Price $0.16	n/a	3,139,579	n/a	924	1,637

Portfolio Company(1)	Industry(2)	Type of Investment(3)	Maturity Date	Interest Rate(4)	Principal Amount(5)	Number of Shares or Units	Percentage of Class Held on a Fully Diluted Basis	Cost	Fair Value(6)
Crowdtap, Inc. 625 Broadway, 5th Floor New York, NY 10012	Professional, Scientific, and Technical Services
		Warrant	December 16, 2025	Preferred Series B; Strike Price $1.09	n/a	442,233	n/a	42	116
		Warrant	November 30, 2027	Preferred Series B; Strike Price $1.09	n/a	100,000	n/a	9	26
Total Crowdtap, Inc.								51	142
Daily Pay, Inc. 55 Broad St., 29th Floor New York, NY 10004	Finance and Insurance
		Secured Loan	August 1, 2023	Variable interest rate PRIME + 7.0% or Floor rate 12.0%; EOT 6.0%	20,000	n/a	n/a	19,924	20,185
		Secured Loan	January 1, 2025	Variable interest rate PRIME + 7.0% or Floor rate 12.0%; EOT 6.0%	5,000	n/a	n/a	4,972	5,018
		Warrant	September 30, 2030	Common Stock; Strike Price $3.00	n/a	89,264	n/a	150	267
Total Daily Pay, Inc.					25,000			25,046	25,470
Dandelion Energy, Inc. 335 Madison Ave., 4th Floor New York, NY 10017	Construction
		Equipment Financing	April 1, 2024	Fixed interest rate 9.0%; EOT 12.5%	429	n/a	n/a	443	447
		Equipment Financing	November 1, 2024	Fixed interest rate 9.2%; EOT 12.5%	515	n/a	n/a	529	531
		Equipment Financing(12)	December 1, 2024	Fixed interest rate 9.1%; EOT 12.5%	522	0	n/a	536	539
		Equipment Financing	January 1, 2025	Fixed interest rate 9.2%; EOT 12.5%	744	n/a	n/a	756	759
		Equipment Financing(12)	April 1, 2025	Fixed interest rate 9.1%; EOT 12.5%	1,159	0	n/a	1,161	1,163
Total Dandelion Energy, Inc.					3,369			3,425	3,439
Dynamics, Inc. 493 Nixon Rd. Cheswick, PA 15024	Professional, Scientific, and Technical Services
		Equity	na	Preferred Series A	n/a	17,726	0.50%	390	—
		Equity(7)	na	Common Stock	n/a	15,000	0.40%	—	—
		Warrant	March 10, 2024	Preferred Series A; Strike Price $10.59	n/a	17,000	n/a	86	—
Total Dynamics, Inc.								476	—
E La Carte, Inc. 810 Hamilton St. Redwood City, CA 94063	Professional, Scientific, and Technical Services
		Warrant	July 28, 2027	Preferred Series A; Strike Price $0.30	n/a	497,183	n/a	186	101
		Warrant	July 28, 2027	Preferred Series AA-1; Strike Price $7.49	n/a	106,841	n/a	15	22
		Warrant	July 28, 2027	Common Stock; Strike Price $7.49	n/a	104,284	n/a	15	21
Total E La Carte, Inc.								216	144
Edeniq, Inc. 2505 N Shirk Rd. Visalia, CA 93291	Professional, Scientific, and Technical Services
		Secured Loan(9)	September 1, 2021	Fixed interest rate 13.0%; EOT 9.5%	2,328	—	n/a	434	434
		Secured Loan(9)	September 1, 2021	Fixed interest rate 13.0%; EOT 9.5%	1,745	—	n/a	279	279
		Equity(7)	na	Preferred Series B	n/a	7,807,499	45.0%	—	—
		Equity(7)	na	Preferred Series C	n/a	2,441,082	29.1%	—	—
		Equity(7)	na	Convertible Notes(10)	1,303	—	n/a	—	—
		Warrant(7)	September 1, 2026	Preferred Series B; Strike Price $0.22	n/a	2,685,501	n/a	—	—
		Warrant(7)	December 23, 2026	Preferred Series B; Strike Price $0.01	n/a	1,092,336	n/a	—	—

Portfolio Company(1)	Industry(2)	Type of Investment(3)	Maturity Date	Interest Rate(4)	Principal Amount(5)	Number of Shares or Units	Percentage of Class Held on a Fully Diluted Basis	Cost	Fair Value(6)
		Warrant(7)	December 23, 2026	Preferred Series B; Strike Price $0.01	n/a	1,092,336	n/a	—	—
		Warrant(7)	March 12, 2028	Preferred Series C; Strike Price $0.44	n/a	5,106,972	n/a	—	—
		Warrant(7)	October 15, 2028	Preferred Series C; Strike Price $0.01	n/a	3,850,294	n/a	—	—
Total Edeniq, Inc.(14)					5,376			713	713
Egomotion Corporation 729 Minna St. San Francisco, CA 94103	Real Estate
		Warrant(7)	December 10, 2028	Preferred Series A; Strike Price $1.32	—	60,786	n/a	—	30
		Warrant	June 29, 2028	Preferred Series A; Strike Price $1.32	n/a	121,571	n/a	219	59
Total Egomotion Corporation								219	89
Emergy, Inc.	Professional, Scientific, and Technical Services
		Equipment Financing	May 1, 2024	Fixed interest rate 9.1%; EOT 5.0%	554	n/a	n/a	558	558
Equipment Share, Inc. 2035 W Mountain View Rd Phoenix, AZ 85021	Rental and Leasing Services
		Equipment Financing	July 1, 2023	Fixed interest rate 10.7%; EOT 5.0%	6,872	n/a	n/a	7,072	7,117
		Equipment Financing	August 1, 2023	Fixed interest rate 10.1%; EOT 5.0%	790	n/a	n/a	811	816
		Equipment Financing	September 1, 2023	Fixed interest rate 10.2%; EOT 5.0%	1,750	n/a	n/a	1,791	1,800
		Equipment Financing	October 1, 2023	Fixed interest rate 10.4%; EOT 5.0%	3,149	n/a	n/a	3,210	3,224
		Equipment Financing	October 1, 2024	Fixed interest rate 8.3%; EOT 10.0%	404	n/a	n/a	415	415
		Equipment Financing	November 1, 2023	Fixed interest rate 10.4%; EOT 5.0%	749	n/a	n/a	761	770
		Equipment Financing	November 1, 2023	Fixed interest rate 10.5%; EOT 5.0%	2,363	n/a	n/a	2,402	2,428
		Equipment Financing	December 1, 2023	Fixed interest rate 10.1%; EOT 5.0%	2,305	n/a	n/a	2,337	2,361
		Equipment Financing	January 1, 2024	Fixed interest rate 10.1%; EOT 5.0%	1,850	n/a	n/a	1,870	1,887
		Equipment Financing	January 1, 2024	Fixed interest rate 10.5%; EOT 5.0%	736	n/a	n/a	743	750
		Equipment Financing	February 1, 2024	Fixed interest rate 10.6%; EOT 5.0%	1,363	n/a	n/a	1,372	1,372
		Equipment Financing	March 1, 2024	Fixed interest rate 10.6%; EOT 5.0%	1,791	n/a	n/a	1,798	1,798
		Equipment Financing	April 1, 2024	Fixed interest rate 10.7%; EOT 5.0%	1,913	n/a	n/a	1,918	1,918
Total Equipment Share, Inc.					26,035			26,500	26,656
Everalbum, Inc. 1 Letterman Dr., Building C, Suite 3500 San Francisco, CA 94129	Information
		Warrant	July 29, 2026	Preferred Series A; Strike Price $0.10	n/a	851,063	n/a	24	4
Figg, Inc. 8910 University Center Ln., Suite 400 San Diego, CA 92122	Information
		Warrant(7)	March 31, 2028	Common Stock; Strike Price $0.07	—	935,198	n/a	—	—
Firefly Systems, Inc. 488 8th St. San Francisco, CA 94103	Information
		Equipment Financing	February 1, 2023	Fixed interest rate 9.0%; EOT 10.0%	3,511	n/a	n/a	3,734	3,701
		Equipment Financing	September 1, 2023	Fixed interest rate 9.0%; EOT 10.0%	2,939	n/a	n/a	3,085	3,078
		Equipment Financing	October 1, 2023	Fixed interest rate 9.0%; EOT 10.0%	355	n/a	n/a	371	370

Portfolio Company(1)	Industry(2)	Type of Investment(3)	Maturity Date	Interest Rate(4)	Principal Amount(5)	Number of Shares or Units	Percentage of Class Held on a Fully Diluted Basis	Cost	Fair Value(6)
		Warrant	January 29, 2030	Common Stock; Strike Price $1.14	n/a	133,147	n/a	282	113
Total Firefly Systems, Inc.					6,805			7,472	7,262
Footprint International Holding, Inc. 250 E. Germann Rd. Gilbert, Arizona 85927	Manufacturing
		Equipment Financing	March 1, 2024	Fixed interest rate 10.3%; EOT 8.0%	13,771	n/a	n/a	14,374	14,468
		Secured Loan	July 1, 2024	Fixed interest rate 12.0%; EOT 9.0%	7,000	n/a	n/a	7,153	7,226
		Warrant	February 14, 2030	Common Stock; Strike Price $0.31	n/a	26,852	n/a	5	90
		Warrant	June 22, 2030	Common Stock; Strike Price $0.31	n/a	10,836	n/a	4	36
Total Footprint International Holding, Inc.					20,771			21,536	21,820
Gobble, Inc. 282 2nd St., Suite 300 San Francisco, CA 94105	Retail Trade
		Secured Loan	July 1, 2023	Fixed interest rate 11.3%; EOT 6.0%	3,151	n/a	n/a	3,276	3,310
		Secured Loan	July 1, 2023	Fixed interest rate 11.5%; EOT 6.0%	1,584	n/a	n/a	1,646	1,663
		Warrant	December 27, 2029	Common Stock; Strike Price $1.20	n/a	10,000	n/a	617	425
		Warrant	May 9, 2028	Common Stock; Strike Price $1.22	n/a	74,635	n/a	73	57
Total Gobble, Inc.					4,735			5,612	5,455
Gobiquity, Inc. 4400 N. Scottsdale Rd., Suite 815 Scottsdale, AZ 85251	Information
		Equipment Financing	April 1, 2022	Fixed interest rate 7.55%; EOT 20.0%	239	n/a	n/a	349	347
Grandpad, Inc.	Wholesale Trade
		Equipment Financing	June 1, 2023	Fixed interest rate 10.6%; EOT 5.0%	2,633	n/a	n/a	2,666	2,686
		Equipment Financing	July 1, 2023	Fixed interest rate 10.8%; EOT 5.0%	3,327	n/a	n/a	3,354	3,379
Total Grandpad, Inc.					5,960			6,020	6,065
Greenlight Biosciences Inc.	Professional, Scientific, and Technical Services
		Equipment Financing	April 1, 2024	Fixed interest rate 9.7%; EOT 8.0%	3,341	n/a	n/a	3,285	3,285
		Warrant	March 29, 2031	Common Stock; Strike Price $0.81	n/a	219,839	n/a	138	139
Total GrubMarket, Inc.					3,341			3,423	3,424
GrubMarket, Inc. 1925 Jerrold Ave San Francisco, CA 94124	Wholesale Trade
		Warrant	June 15, 2030	Common Stock; Strike Price $1.10	n/a	405,000	n/a	116	623
Gtxcel, Inc. 2855 Telegraph Ave., Suite 600 Berkeley, CA 94705	Information
		Warrant	September 24, 2025	Preferred Series C; Strike Price $0.21	n/a	1,000,000	n/a	83	11
		Warrant	September 24, 2025	Preferred Series D; Strike Price $0.21	n/a	1,000,000	n/a	83	—
Total Gtxcel, Inc.								166	11
Happiest Baby, Inc. 3115 South La Cienega Blvd. Los Angeles, CA 90016	Manufacturing
		Equipment Financing	September 1, 2022	Fixed interest rate 8.4%; EOT 9.5%	794	n/a	n/a	915	889
		Equipment Financing	November 1, 2022	Fixed interest rate 8.6%; EOT 9.5%	653	n/a	n/a	739	743
		Equipment Financing	January 1, 2023	Fixed interest rate 8.6%; EOT 9.5%	635	n/a	n/a	703	711

Portfolio Company(1)	Industry(2)	Type of Investment(3)	Maturity Date	Interest Rate(4)	Principal Amount(5)	Number of Shares or Units	Percentage of Class Held on a Fully Diluted Basis	Cost	Fair Value(6)
		Equipment Financing	June 1, 2023	Fixed interest rate 8.2%; EOT 9.5%	816	n/a	n/a	879	880
		Equipment Financing	January 1, 2024	Fixed interest rate 7.8%; EOT 9.5%	1,156	n/a	n/a	1,193	1,200
		Equipment Financing	May 1, 2025	Fixed interest rate 8.4%; EOT 9.5%	955	n/a	n/a	965	965
		Warrant	May 16, 2029	Common Stock; Strike Price $0.33	n/a	182,554	n/a	193	162
Total Happiest Baby					5,009			5,587	5,550
Health-Ade, LLC 24325 Crenshaw Blvd., Suite 128 Torrance, CA 90505	Manufacturing
		Equipment Financing	February 1, 2022	Fixed interest rate 9.4%; EOT 15.0%	1,059	n/a	n/a	1,615	1,599
		Equipment Financing	April 1, 2022	Fixed interest rate 8.6%; EOT 15.0%	634	n/a	n/a	900	894
		Equipment Financing	July 1, 2022	Fixed interest rate 9.1%; EOT 15.0%	1,648	n/a	n/a	2,173	2,165
Total Health-Ade, LLC					3,341			4,688	4,658
Hologram, Inc. 1N LaSalle St., Suite 850 Chicago, IL 60602	Professional, Scientific, and Technical Services
		Warrant	January 27, 2030	Common Stock; Strike Price $0.26	n/a	193,054	n/a	49	50
Hospitalists Now, Inc. 7500 Rialto Blvd., Building 1, Suite 140 Austin, TX 78735	Professional, Scientific, and Technical Services
		Warrant	March 30, 2026	Preferred Series D2; Strike Price $5.89	n/a	135,807	n/a	71	265
		Warrant	December 6, 2026	Preferred Series D2; Strike Price $5.89	n/a	750,000	n/a	391	1,462
Total Hospitalists Now, Inc.								462	1,727
Incontext Solutions, Inc. 300 W Adams St, Suite 600 Chicago, IL 60606	Professional, Scientific, and Technical Services
		Secured Loan	October 1, 2022	Fixed interest rate 11.8%; EOT 5.0%	7,149	n/a	n/a	7,479	6,160
		Warrant	September 28, 2028	Preferred Series AA-1; Strike Price $1.47	n/a	332,858	n/a	34	47
Total Incontext Solutions, Inc.					7,149			7,513	6,207
Invenia, Inc. 201 - 281 McDermot Ave. Winnipeg, MB R3B 0S9 Canada	Utilities
		Secured Loan	January 1, 2023	Fixed interest rate 11.5%; EOT 5.0%	5,862	n/a	n/a	6,327	6,288
		Secured Loan	May 1, 2023	Fixed interest rate 11.5%; EOT 5.0%	3,023	n/a	n/a	3,231	3,243
		Secured Loan	January 1, 2024	Fixed interest rate 11.5%; EOT 5.0%	2,859	n/a	n/a	2,930	2,991
		Secured Loan	February 1, 2024	Fixed interest rate 11.5%; EOT 5.0%	3,906	n/a	n/a	4,024	4,081
		Secured Loan	July 1, 2024	Fixed interest rate 11.5%; EOT 5.0%	4,000	n/a	n/a	4,060	4,177
		Secured Loan	November 1, 2024	Fixed interest rate 11.5%; EOT 5.0%	5,000	n/a	n/a	5,037	5,182
Total Invenia, Inc.(8)					24,650			25,609	25,962
Knockaway, Inc. 309 East Paces Ferry Rd. NE #400 Atlanta , GA 30305	Real Estate
		Secured Loan	January 1, 2023	Fixed interest rate 11.0%; EOT 3.0%	9,286	n/a	n/a	9,416	9,430
		Secured Loan	February 1, 2024	Fixed interest rate 11.0%; EOT 3.0%	2,441	n/a	n/a	2,467	2,483
		Secured Loan	March 1, 2024	Fixed interest rate 11.0%; EOT 3.0%	2,500	n/a	n/a	2,523	2,541
		Warrant	May 24, 2029	Preferred Series B; Strike Price $8.53	n/a	87,955	n/a	209	186
Total Knockaway, Inc.					14,227			14,615	14,640

Portfolio Company(1)	Industry(2)	Type of Investment(3)	Maturity Date	Interest Rate(4)	Principal Amount(5)	Number of Shares or Units	Percentage of Class Held on a Fully Diluted Basis	Cost	Fair Value(6)
Lark Technologies, Inc. 2570 W. El Camino Real, Suite 100 Mountain View, CA 94040	Health Care and Social Assistance
		Secured Loan	April 1, 2025	Variable interest rate PRIME + 8.3% or Floor rate 11.5%; EOT 4.0%	5,000	n/a	n/a	4,839	4,903
		Warrant	September 30, 2030	Common Stock; Strike Price $1.76	n/a	76,231	n/a	177	189
Total Lark Technologies, Inc.					5,000			5,016	5,092
Lensvector, Inc. 2307 Leghorn St. Mountain View, CA 94043	Manufacturing
		Warrant	December 30, 2021	Preferred Series C; Strike Price $1.18	n/a	85,065	n/a	32	—
Lucidworks, Inc. 340 Brannan St., Suite 400 San Francisco, CA 94107	Information
		Warrant	June 27, 2026	Preferred Series D; Strike Price $0.77	n/a	619,435	n/a	806	1,659
Madison Reed, Inc. 430 Shotweel St. San Francisco, CA 94110	Retail Trade
		Secured Loan	May 1, 2024	Variable interest rate PRIME + 6.0% or Floor rate 10.3%; EOT 4.0%	17,500	n/a	n/a	17,539	18,550
		Warrant	March 23, 2027	Preferred Series C; Stirke Price $2.57	n/a	194,553	n/a	185	375
		Warrant	July 18, 2028	Common Stock; Strike Price $0.99	n/a	43,158	n/a	71	83
		Warrant	May 19, 2029	Common Stock; Strike Price $1.23	n/a	36,585	n/a	56	71
Total Madison Reed, Inc.					17,500			17,851	19,079
Mainspring Energy, Inc. 3601 Haven Ave. Menlo Park, CA 94025	Manufacturing
		Secured Loan	August 1, 2023	Fixed interest rate 11.0%; EOT 3.8%	7,889	n/a	n/a	8,085	8,124
		Secured Loan	December 1, 2024	Fixed interest rate 11.0%; EOT 3.8%	5,500	n/a	n/a	5,307	5,454
		Warrant	July 9, 2029	Common Stock; Strike Price $1.15	n/a	140,186	n/a	283	580
		Warrant	November 20, 2030	Common Stock; Strike Price $1.15	n/a	81,294	n/a	226	336
Total Mainspring Energy, Inc.					13,389			13,901	14,494
Matterport, Inc. 352 East Java Dr. Sunnyvale, CA 94089	Professional, Scientific, and Technical Services
		Secured Loan	May 1, 2022	Fixed interest rate 11.5%; EOT 5.0%	4,301	n/a	n/a	4,739	4,776
		Warrant	April 20, 2028	Common Stock; Strike Price $1.43	n/a	143,813	n/a	434	4,008
Total Matterport, Inc.					4,301			5,173	8,784
Maxwell Financial Labs, Inc.	Rental and Leasing Services
		Secured Loan	November 1, 2024	Variable interest rate PRIME + 8.0% or Floor rate 11.3%; EOT 4.0%	3,000	n/a	n/a	2,978	3,018
		Secured Loan	January 1, 2025	Variable interest rate PRIME + 8.0% or Floor rate 11.3%; EOT 4.0%	3,000	n/a	n/a	2,953	2,981
		Equity	na	Preferred Series B	n/a	135,641	n/a	500	500
		Warrant	October 7, 2030	Common Stock; Stike Price $0.29	n/a	106,735	n/a	21	282
		Warrant	December 22, 2030	Common Stock; Stike Price $0.29	n/a	110,860	n/a	34	270
Total Maxwell Financial Labs, Inc.					6,000			6,486	7,051

Portfolio Company(1)	Industry(2)	Type of Investment(3)	Maturity Date	Interest Rate(4)	Principal Amount(5)	Number of Shares or Units	Percentage of Class Held on a Fully Diluted Basis	Cost	Fair Value(6)
Medical Sales Training Holding Company 10004 Park Meadows Dr., Suite 214 Alone Tree, CO 80124	Educational Services
		Secured Loan	April 1, 2025	Variable interest rate PRIME + 8.8% or Floor rate 12.0%; EOT 12.5%	6,000	n/a	n/a	5,929	5,929
		Warrant	March 18, 2031	Common Stock; Stike Price $7.74	n/a	3,232	n/a	21	20
Total Medical Sales Training Holding Company					6,000			5,950	5,949
Miyoko’s Kitchen 2086 Marina Ave. Petaluma, CA 94954	Manufacturing
		Equipment Financing	September 1, 2022	Fixed interest rate 8.8%; EOT 9.0%	498	n/a	n/a	545	546
		Equipment Financing	March 1, 2023	Fixed interest rate 8.9%; EOT 9.0%	775	n/a	n/a	812	815
		Equipment Financing	September 1, 2023	Fixed interest rate 8.5%; EOT 9.0%	632	n/a	n/a	639	639
Total Miyoko’s Kitchen					1,905			1,996	2,000
Molekule, Inc. 1301 Folsom St. San Francisco, CA 94130	Manufacturing
		Equipment Financing	January 1, 2024	Fixed interest rate 8.8%; EOT 10.0%	2,340	n/a	n/a	2,420	2,436
		Equipment Financing	April 1, 2024	Fixed interest rate 9.0%; EOT 10.0%	505	n/a	n/a	520	524
		Equipment Financing	July 1, 2024	Fixed interest rate 8.8%; EOT 10.0%	821	n/a	n/a	835	839
		Warrant	June 19, 2030	Preferred Series C-1; Strike Price $3.12	n/a	32,051	n/a	16	17
Total Molekule, Inc.					3,666			3,791	3,816
Ology Biosciences, Inc. 13859 Progress Blvd., Suite 300 Alachua, FL 32615	Pharmaceutical
		Equity	na	Common Stock	n/a	364,792	8.30%	6,385	7,661
		Warrant	November 14, 2021	Common Stock; Strike Price $1.03	n/a	67,961	n/a	1,122	1,357
Total Ology Biosciences, Inc.(14)								7,507	9,018
Orchard Technologies, Inc. 31 West 27th St., 4th Floor New York, NY 10001	Real Estate
		Secured Loan	April 1, 2026	Fixed interest rate 9.0%; EOT 10.0%	5,000	n/a	n/a	4,978	4,978
Oto Analytics, Inc. 135 Townsend St., #300 San Francisco, CA 94107	Information
		Warrant	August 31, 2028	Preferred Series B; Strike Price $0.79	n/a	1,018,718	n/a	295	187
Pendulum Therapeutics, Inc. 933 20th St. San Francisco, CA 94107	Professional, Scientific, and Technical Services
		Equipment Financing	May 1, 2023	Fixed interest rate 7.7%; EOT 5.0%	313	n/a	n/a	310	311
		Equipment Financing	August 1, 2023	Fixed interest rate 7.8%; EOT 5.0%	1,900	n/a	n/a	1,976	1,992
		Equipment Financing	October 1, 2023	Fixed interest rate 7.66%; EOT 5.0%	565	n/a	n/a	575	580
		Equipment Financing	February 1, 2024	Fixed interest rate 9.8%%; EOT 6.0%	831	n/a	n/a	840	850
		Warrant	July 15, 2030	Preferred Series B; Strike Price $1.90	n/a	36,842	n/a	36	57
		Warrant	October 9, 2029	Preferred Series B; Strike Price $1.90	n/a	55,263	n/a	44	85
Total Pendulum Therapeutics, Inc.					3,609			3,781	3,875

Portfolio Company(1)	Industry(2)	Type of Investment(3)	Maturity Date	Interest Rate(4)	Principal Amount(5)	Number of Shares or Units	Percentage of Class Held on a Fully Diluted Basis	Cost	Fair Value(6)
Petal Card, Inc. 483 Broadway, Floor 2 New York, NY 10013	Finance and Insurance
		Secured Loan	December 1, 2023	Fixed interest rate 11.0%; EOT 3.0%	10,000	n/a	n/a	10,036	10,152
		Secured Loan	January 1, 2024	Variable interest rate PRIME + 7.5% or Floor rate 11.5%	1,115	n/a	n/a	1,084	1,084
		Warrant	November 27, 2029	Preferred Series B; Strike Price $1.32	n/a	250,268	n/a	147	394
		Warrant	January 22, 2031	Common Stock; Strike Price $0.01	n/a	135,835	n/a	312	343
Total Petal Card, Inc.					11,115			11,579	11,973
Portofino Labs, Inc. 1475 Veterans Blvd. Redwood City, CA 94063	Retail Trade
		Secured Loan	July 1, 2025	Variable interest rate PRIME + 8.3% or Floor rate 11.5%; EOT 4.0%	2,000	n/a	n/a	1,991	2,002
		Secured Loan	October 1, 2025	Variable interest rate PRIME + 8.3% or Floor rate 11.5%; EOT 4.0%	3,000	n/a	n/a	2,836	2,836
		Warrant	December 31, 2030	Common Stock; Strike Price $1.53	n/a	39,659	n/a	160	242
Total Portofino Labs, Inc.					5,000			4,987	5,080
Project Frog, Inc. 99 Green St., 2nd Floor San Francisco, CA 94111	Construction
		Secured Loan	May 1, 2023	Fixed interest rate 12.0%	4,128	n/a	n/a	4,058	3,912
		Warrant	July 26, 2026	Preferred Series AA; Strike Price $0.19	n/a	391,990	n/a	18	3
		Equity	na	Preferred Series AA-1	n/a	8,118,527	44.0%	702	161
		Equity	na	Preferred Series BB	n/a	6,300,134	45.0%	2,667	920
Total Project Frog, Inc.(14)					4,128			7,445	4,996
Quip NYC, Inc.	Manufacturing
		Secured Loan	April 1, 2026	Variable interest rate PRIME + 8.0% or Floor rate 11.3%; EOT 2.0%	17,500	n/a	n/a	17,135	17,135
		Warrant	March 9, 2031	Preferred Series A-1; Strike Price $48.46	n/a	10,833	n/a	203	187
Total Quip NYC, Inc.					17,500			17,338	17,322
RapidMiner, Inc. 100 Summer St., Suite 1503 Boston, MA 02110	Information
		Secured Loan	October 1, 2023	Fixed interest rate 12.0%; EOT 4.0%	10,000	n/a	n/a	10,180	10,189
		Warrant	March 25, 2029	Preferred Series C-1; Strike Price $60.22	n/a	11,624	n/a	528	113
Total RapidMiner, Inc.					10,000			10,708	10,302
Realty Mogul, Co. 10573 W Pico Blvd. Los Angeles, CA 90064	Finance and Insurance
		Warrant	December 18, 2027	Preferred Series B; Strike Price $3.88	n/a	234,421	n/a	285	23
Reciprocity, Inc. 755 Sansome St., 6th Floor San Francisco, CA 94111	Professional, Scientific, and Technical Services
		Secured Loan	October 1, 2024	Variable interest rate PRIME + 8.0% or Floor rate 11.3%; EOT 2.0%	10,000	n/a	n/a	9,888	9,853
		Warrant	September 25, 2030	Common Stock; Strike Price $4.17	n/a	114,678	n/a	99	126
Total Reciprocity, Inc.					10,000			9,987	9,979

Portfolio Company(1)	Industry(2)	Type of Investment(3)	Maturity Date	Interest Rate(4)	Principal Amount(5)	Number of Shares or Units	Percentage of Class Held on a Fully Diluted Basis	Cost	Fair Value(6)
Resilinc, Inc. 1900 McCarthy Blvd. #305 Milpitas, CA 95035	Professional, Scientific, and Technical Services
		Warrant	December 15, 2025	Preferred Series A; Strike Price $0.51	n/a	589,275	n/a	40	47
Rigetti & Co, Inc. 2929 7th St Berkeley, CA 94710	Information
		Secured Loan	April 1, 2025	Variable interest rate PRIME + 7.5% or Floor rate 11.0%; EOT 2.8%	12,000	n/a	n/a	11,735	11,735
		Warrant	March 10, 2031	Common Stock; Strike Price $0.21	n/a	398,040	n/a	217	195
Total Rigetti & Co, Inc.								11,952	11,930
Robotany, Inc. 401 Bingham St. Pittsburgh, PA 15203	Agriculture, Forestry, Fishing and Hunting
		Equipment Financing	January 1, 2024	Fixed interest rate 7.6%; EOT 22.0%	1,587	n/a	n/a	1,698	1,748
		Warrant	July 19, 2029	Common Stock; Strike Price $0.26	n/a	262,870	n/a	128	173
Total Robotany, Inc.					1,587			1,826	1,921
Saylent Technologies, Inc. 122 Grove St., Suite 300 Franklin, MA 02038	Professional, Scientific, and Technical Services
		Warrant	March 31, 2027	Preferred Series C; Strike Price $9.96	n/a	24,096	n/a	108	166
SBG Labs, Inc. 1288 Hammerwood Ave. Sunnyvale, CA 94089	Manufacturing
		Warrant	June 29, 2023	Preferred Series A-1; Strike Price $0.70	n/a	42,857	n/a	13	—
		Warrant	September 18, 2024	Preferred Series A-1; Strike Price $0.70	n/a	25,714	n/a	8	—
		Warrant	January 14, 2024	Preferred Series A-1; Strike Price $0.70	n/a	21,492	n/a	7	—
		Warrant	March 24, 2025	Preferred Series A-1; Strike Price $0.70	n/a	12,155	n/a	4	—
		Warrant	October 10, 2023	Preferred Series A-1; Strike Price $0.70	n/a	11,150	n/a	4	—
		Warrant	May 6, 2024	Preferred Series A-1; Strike Price $0.70	n/a	11,145	n/a	4	—
		Warrant	June 9, 2024	Preferred Series A-1; Strike Price $0.70	n/a	7,085	n/a	2	—
		Warrant	May 20, 2024	Preferred Series A-1; Strike Price $0.70	n/a	342,857	n/a	110	—
		Warrant	March 26, 2025	Preferred Series A-1; Strike Price $0.70	n/a	200,000	n/a	65	—
Total SBG Labs, Inc.								217	—
Seaon Environmental, LLC 2055 E Warner Rd. Tempe, AZ 85284	Administrative and Support and Waste Management and Remediation Services
		Equipment Financing	January 1, 2023	Fixed interest rate 9.0%; EOT 12.0%	1,888	n/a	n/a	2,165	2,123
Second Nature, Inc. 333 Fayetteville St; Suite 600 Raliegh, NC 27601	Manufacturing
		Equipment Financing	April 1, 2024	Fixed interest rate 9.7%; EOT 11.5%	2,051	n/a	n/a	2,050	2,555
Smule, Inc. 139 Townsend St., Suite 300 San Francisco, CA 94107	Information
		Secured Loan	January 1, 2022	Fixed interest rate 0.0% (13)	99	n/a	n/a	99	99
Store Intelligence 369 Pine St., Suite 103 San Francisco, CA 94104	Manufacturing
		Secured Loan	June 1, 2024	Fixed interest rate 12.0%; EOT 7.8%	12,001	n/a	n/a	12,310	11,832
		Equity	n/a	Series A	n/a	1,430,000	12.90%	608	260
Total Store Intelligence					12,001			12,918	12,092

Portfolio Company(1)	Industry(2)	Type of Investment(3)	Maturity Date	Interest Rate(4)	Principal Amount(5)	Number of Shares or Units	Percentage of Class Held on a Fully Diluted Basis	Cost	Fair Value(6)
STS Media, Inc. 1100 Glendon Ave., Suite 700	Information
		Secured Loan(9)	May 1, 2022	Fixed interest rate 11.9%; EOT 4.0%	7,811	n/a	n/a	737	100
		Warrant(7)	March 15, 2028	Preferred Series C; Strike Price $24.74	—	20,210	n/a	—	—
Total STS Media, Inc.					7,811			737	100
Sun Basket, Inc. 1170 Olinder Ct. San Jose, CA 95122	Professional, Scientific, and Technical Services
		Secured Loan	December 1, 2024	Fixed interest rate 11.8%; EOT 5.0%	18,375	n/a	n/a	17,978	18,150
		Warrant	October 5, 2027	Preferred Series C-2; Strike Price $6.02	n/a	249,306	n/a	111	203
		Warrant	December 29, 2030		n/a	118,678	n/a	545	440
Total Sun Basket, Inc.					18,375			18,634	18,793
Super73, Inc. 16591 Noyes Ave. Irvine, CA 92606	Retail Trade
		Secured Loan	January 1, 2025	Variable interest rate PRIME + 7.3% or Floor rate 11.8%; EOT 4.0%	5,500	n/a	n/a	5,442	5,494
		Warrant	December 31, 2030	Common Stock; Strike Price $3.16	n/a	177,305	n/a	105	135
Total Super73, Inc.					5,500			5,547	5,629
The Fynder Group, Inc. 815 W Pershing Rd., Unit 4 Chicago, IL 60609	Manufacturing
		Equipment Financing	May 1, 2024	Fixed interest rate 9.1%; EOT 10.0%	612	n/a	n/a	613	617
		Warrant	October 14, 2030	Common Stock; Strike Price $0.49	n/a	107,190	n/a	202	222
Total The Fynder Group, Inc.					612			815	839
Trendly, Inc. 260 W 35th St., Suite 700 New York, NY 10001	Retail Trade
		Warrant	August 10, 2026	Preferred Series A; Strike Price $1.14	n/a	245,506	n/a	222	136
Unitas Global, Inc. 453 S. Spring St., Suite 201 Los Angeles, CA 90013	Information
		Equipment Financing	July 1, 2021	Fixed interest rate 9.0%; EOT 12.0%	293	n/a	n/a	665	656
		Equipment Financing	April 1, 2021	Fixed interest rate 7.8%; EOT 6.0%	—	n/a	n/a	24	24
Total Unitas Global, Inc.					293			689	680
UnTuckIt, Inc. 110 Greene St. New York, NY 10012	Retail Trade
		Secured Loan	June 1, 2024	Fixed interest rate 12.0%; EOT 5.0%	20,000	n/a	n/a	21,079	19,430
Utility Associates, Inc. 250 E Ponce de Leon Ave. #700 Decatur, GA 30030	Professional, Scientific, and Technical Services
		Secured Loan(9)	September 30, 2023	Fixed interest rate 11.0%	750	—	n/a	830	603
		Warrant	June 30, 2025	Preferred Series A; Strike Price $4.54	n/a	92,511	n/a	55	3
		Warrant	May 1, 2026	Preferred Series A; Strike Price $4.54	n/a	60,000	n/a	36	6
		Warrant	May 22, 2027	Preferred Series A; Strike Price $4.54	n/a	200,000	n/a	120	1
Total Utility Associates, Inc.					750			1,041	613
Vertical Communications, Inc. 3140 De La Cruz Blvd., Suite 110 Santa Clara, CA 95054	Manufacturing
		Secured Loan	November 1, 2024	Fixed interest rate 9.5%; EOT 26.4%	12,000	n/a	n/a	13,159	12,968
		Secured Loan	July 1, 2022	Fixed interest 9.5%	687	n/a	n/a	687	694
		Warrant(7)	July 11, 2026	Preferred Series A; Strike Price $1.00	—	828,479	n/a	—	—
		Equity(7)	n/a	Preferred Stock Series 1	—	3,892,485	98.43%	—	—

Portfolio Company(1)	Industry(2)	Type of Investment(3)	Maturity Date	Interest Rate(4)	Principal Amount(5)	Number of Shares or Units	Percentage of Class Held on a Fully Diluted Basis	Cost	Fair Value(6)
		Equity		Convertible Notes(10)	5,500	—	n/a	3,966	3,659
Total Vertical Communications, Inc.(14)					18,187			17,812	17,321
Wanderjaunt, Inc. 650 Mission St., Floor 3 San Francisco, CA 94105	Real Estate
		Equipment Financing	June 1, 2023	Fixed interest rate 10.2%; EOT 12.0%	351	n/a	n/a	364	355
		Equipment Financing	August 1, 2023	Fixed interest rate 10.2%; EOT 12.0%	1,124	n/a	n/a	1,225	1,208
Total Wanderjaunt, Inc.					1,475			1,589	1,563
WorkWell Prevention & Care 11 E. Superior, Suite 410 Duluth, MN 55802	Health Care and Social Assistance
		Secured Loan	March 1, 2024	Fixed interest rate 8.2%; EOT 10%	3,370	n/a	n/a	3,620	3,580
		Secured Loan	March 1, 2024	Fixed interest rate 8.0%; EOT 10%	700	n/a	n/a	730	690
		Equity	n/a	Common Stock	n/a	7,000,000	88.5%	51	—
		Equity	n/a	Preferred Series P	n/a	3,450	100.0%	3,450	—
		Equity		Convertible Notes(10)	2,470	—	n/a	2,519	2,450
Total WorkWell Prevention & Care(14)					6,540			10,370	6,720
Yellowbrick, Inc. 15 W. 38th St., 10th Floor New York, NY 10018	Health Care and Social Assistance
		Secured Loan	September 1, 2025	Variable interest rate PRIME + 8.3% or Floor rate 11.5%; EOT 5.0%	7,500	n/a	n/a	7,483	7,483
		Warrant	September 28, 2028	Common Stock; Strike Price $0.90	n/a	222,222	n/a	120	582
Total Qubed, Inc. dba Yellowbrick					7,500			7,603	8,065
Zosano Pharma Corporation 34790 Ardentech Ct. Fremont, CA 94555	Pharmaceutical
		Equipment Financing	April 1, 2022	Fixed interest rate 9.4%; EOT 12.0%	1,825	n/a	n/a	2,362	2,193
		Equipment Financing	July 1, 2022	Fixed interest rate 9.7%; EOT 12.0%	1,266	n/a	n/a	1,546	1,454
		Equipment Financing	January 1, 2023	Fixed interest rate 9.9%; EOT 12.0%	1,424	n/a	n/a	1,611	1,558
		Equipment Financing	April 1, 2023	Fixed interest rate 9.9%; EOT 12.0%	1,608	n/a	n/a	1,769	1,735
		Equipment Financing	May 1, 2023	Fixed interest rate 10.5%; EOT 12.0%	1,195	n/a	n/a	1,314	1,282
		Warrant	September 25, 2025	Common Stock; Strike Price $3.59	n/a	75,000	n/a	69	77
Total Zosano Pharma Corporation					7,318			8,671	8,299
Total Investment in Securities(23)					$462,279			$525,231	$535,741

(1)
All portfolio companies are located in North America. As of March 31, 2021, the Company had two foreign domiciled portfolio companies — one in Canada and one in Cayman Islands. The Company generally acquires its investments in private transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). These investments are generally subject to certain limitations on resale and may be deemed to be “restricted securities” under the Securities Act.

(2)
Trinity uses the North American Industry Classification System (NAICS) code for classifying the industry grouping of its portfolio companies.

(3)
All debt investments are income producing unless otherwise noted. Warrant investments are associated with funded debt and equipment financing instruments. All equity investments are non-income producing unless otherwise noted. Equipment that has been financed relates to operational equipment essential to revenue production for the portfolio company in the industry noted.
(4)
Interest rate is the fixed or variable rate of the Secured Loan debt investment and does not include any original issue discount, end-of-term (EOT) payment, or any additional fees related to such investments, such as deferred interest, commitment fees, prepayment fees or exit fees. EOT payments are contractual and fixed interest payments due in cash at the maturity date of the loan, including upon prepayment, and are a fixed amount determined at the inception of the loan. At the end of the term of certain equipment financings, the borrower has the option to purchase the underlying assets at fair market value in certain cases subject to a cap, or return the equipment and pay a restocking fee. The fair values of the financed assets have been estimated as a percentage of original cost for purpose of the EOT payment value. The EOT payment is amortized and recognized as non-cash income over the loan or lease prior to its payment. The interest rate on variable interest rate investments represents a benchmark rate plus spread. The benchmark interest rate is subject to an interest rate floor. The benchmark rate PRIME was 3.25% as of March 31, 2021.

(5)
Principal is net of repayments, if any, as per the terms of the debt instrument’s contract.

(6)
All investments were valued at fair value using Level 3 significant unobservable inputs as determined in good faith by the Company’s board of directors.

(7)
Investment has zero cost basis as it was purchased at a fair market value of zero as part of the Formation Transaction.

(8)
Indicates a “non-qualifying asset” under section 55(a) of Investment Company Act of 1940, as amended. The Company’s percentage of non-qualifying assets represents 4.8% of the Company’s total assets. Qualifying assets must represent at least 70% of the Company’s total assets at the time of acquisition of any additional non-qualifying assets.

(9)
Debt is on non-accrual status at March 31, 2021, and is therefore considered non-income producing.

(10)
Convertible notes represent investments through which the Company will participate in future equity rounds at preferential rates. There are no principal or interest payments made against the note unless conversion does not take place.

(11)
Investment principal has been fully repaid. Remaining cost relates to EOT receivable.

(12)
Investment has an unfunded commitment as of March 31, 2021. The principal, cost, and fair value of the investment includes the impact of the fair value of any unfunded commitments.

(13)
Investment is considered non-income producing.

(14)
This investment is deemed to be a “Control Investment” or an “Affiliate Investment.” The Company classifies its investment portfolio in accordance with the requirements of the 1940 Act. Control Investments are defined by the Investment Company Act of 1940, as amended, as investments in companies in which the Company owns more than 25% of the voting securities or maintains greater than 50% of the board representation. Affiliate Investments are defined by the Investment Company Act of 1940, as amended, as investments in companies in which the Company owns between 5% and 25% (inclusive) of the voting securities and does not have rights to maintain greater than 50% of the board representation. As defined in the Investment Company Act, the Company is deemed to be an “Affiliated Person” of this portfolio company.

MANAGEMENT
The information in the sections entitled “Election of Director Nominees” and “Corporate Governance” in our most recent definitive proxy statement on Schedule 14A for our annual meeting of stockholders (the “Annual Proxy Statement”) are incorporated herein by reference.

EXECUTIVE COMPENSATION
The information in the sections entitled “Executive Compensation” and “Director Compensation” in our most recent Annual Proxy Statement are incorporated herein by reference.

CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS
The information in the section entitled “Certain Relationships and Related Party Transactions” in our most recent Annual Proxy Statement is incorporated herein by reference.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS
The information in the sections entitled “Election of Director Nominees” and “Security Ownership of Management and Certain Beneficial Owners” in our most recent Annual Proxy Statement is incorporated herein by reference.

DETERMINATION OF NET ASSET VALUE
Quarterly Determinations
We determine the net asset value per share of our common stock quarterly. The net asset value per share is equal to the value of our total assets minus liabilities and any preferred stock outstanding divided by the total number of shares of common stock outstanding at the date as of which the determination is made. As of the date of this prospectus, we do not have any preferred stock outstanding.
We calculate the value of our investments in accordance with the procedures described in “Management’s Discussion and Analysis of Financial Condition Results of Operations — Fair Value of Financial Instruments” in of our most recent Annual Report on Form 10-K and our most recent Quarterly Report on Form 10-Q, under the caption “Fair Value of Financial Instruments,” which are incorporated herein by reference.
Determinations in Connection with our Offerings
In connection with each offering of shares of our common stock, our Board or an authorized committee thereof is required by the 1940 Act to make the determination that we are not selling shares of our common stock at a price below our then current net asset value per share at the time at which the sale is made. Our Board or an authorized committee thereof considers the following factors, among others, in making such determination:
•
the net asset value per share of our common stock disclosed in the most recent periodic report we filed with the SEC;

•
our management’s assessment of whether any material change in the net asset value per share of our common stock has occurred (including through the realization of net gains on the sale of our portfolio investments) during the period beginning on the date of the most recent public filing with the SEC that discloses the net asset value per share of our common stock and ending two days prior to the date of the sale of our common stock; and

•
the magnitude of the difference between the offering price of the shares of our common stock in the proposed offering and management’s assessment of any material change in the net asset value per share of our common stock during the period discussed above.

Moreover, to the extent that there is a possibility that we may (i) issue shares of our common stock at a price per share below the then-current net asset value per share of our common stock at the time at which the sale is made or (ii) trigger the undertaking (which we provide in certain registration statements we file with the SEC) to suspend the offering of shares of our common stock if the net asset value per share fluctuates by certain amounts in certain circumstances until the prospectus is amended or supplemented, our Board or an authorized committee thereof will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine the net asset value per share within two days prior to any such sale to ensure that such sale will not be below our then current net asset value per share, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine the net asset value per share to ensure that such undertaking has not been triggered.
These processes and procedures are part of our compliance policies and procedures. Records are made contemporaneously with all determinations described in this section and these records are maintained with other records we are required to maintain under the 1940 Act.

DISTRIBUTION REINVESTMENT PLAN
We adopted a distribution reinvestment plan, as amended and restated, that provides for the reinvestment of our stockholder distributions, unless a stockholder elects to receive cash as provided below. As a result, if our Board declares a cash distribution, then our stockholders who have not “opted out” of such distribution reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution.
No action is required on the part of a registered stockholder to have its cash distribution reinvested in shares of our common stock. American Stock Transfer & Trust Company, LLC, the plan administrator (the “Plan Administrator”), and our transfer and dividend paying agent and registrar will set up an account for shares acquired through the plan for each stockholder and hold such shares in non-certificated form.
A registered stockholder may elect to receive an entire distribution in cash by notifying the Plan Administrator in writing so that such notice is received by the Plan Administrator no later than three (3) days prior to the payment date for the applicable distributions to stockholders. Such election will remain in effect until the stockholder notifies the Plan Administrator in writing of such stockholder’s desire to change its election, which notice must be delivered to the Plan Administrator no later than three (3) days prior to the payment date for the first distribution for which such stockholder wishes its new election to take effect. Upon request by a stockholder participating in the plan to opt out of the plan, received in writing not less than three (3) days prior to the payment date for the applicable distributions to stockholders, the Plan Administrator will, instead of crediting shares to the participant’s account, issue a check for the cash distribution. Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or nominee of their election.
There are no brokerage charges or other charges to stockholders who participate in the plan. The Plan Administrator’s fees are paid by us. If a participant elects by written notice to the Plan Administrator prior to termination of his or her account to have the Plan Administrator sell part or all of the shares held by the Plan Administrator in the participant’s account and remit the proceeds to the participant, the Plan Administrator is authorized to deduct a $15.00 transaction fee plus a $0.12 per share brokerage commission from the proceeds.
Stockholders who receive distributions in the form of stock are generally subject to the same U.S. federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. However, since a participating stockholder’s cash distributions are reinvested, such stockholder does not receive cash with which to pay any applicable taxes on reinvested distributions. A stockholder’s basis in the stock received in a distribution from us is generally equal to the amount of the reinvested distribution. Any stock received in a distribution has a new holding period, for U.S. federal income tax purposes, commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.
Participants may terminate their accounts under the plan by notifying the Plan Administrator by filling out the transaction request form located at the bottom of the participant’s statement and sending it to the Plan Administrator at the address below. Those stockholders whose shares are held by a broker or other nominee who wish to terminate his or her account under the plan may do so by notifying his or her broker or nominee.
The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to the termination date. All correspondence concerning the plan should be directed to the Plan Administrator by mail at Plan Administrator c/o American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219, telephone number: (718) 921-8200.
If you withdraw or the plan is terminated, you will receive the number of whole shares in your account under the plan and a cash payment for any fraction of a share in your account.
If you hold your common stock with a brokerage firm that does not participate in the plan, you will not be able to participate in the plan and any distribution reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following discussion is a summary of certain U.S. federal income tax consequences relevant to the purchase, ownership and disposition of the 2025 Notes, but does not purport to be a complete analysis of all potential tax consequences. The discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder by the U.S. Treasury (the “Treasury Regulations”), rulings and pronouncements issued by the Internal Revenue Service (the “IRS”), and judicial decisions, all as of the date hereof and all of which are subject to change at any time. Any such change may be applied retroactively in a manner that could adversely affect a holder of the 2025 Notes. We have not sought any ruling from the IRS with respect to the statements made and the conclusions reached in the following discussion, and there can be no assurance that the IRS will agree with such statements and conclusions.
This discussion does not address all of the U.S. federal income tax consequences that may be relevant to a holder in light of such holder’s particular circumstances or to holders subject to special rules, including, without limitation:
•
banks, insurance companies and other financial institutions;

•
U.S. expatriates and certain former citizens or long-term residents of the United States;

•
holders subject to the alternative minimum tax;

•
dealers in securities or currencies;

•
traders in securities;

•
partnerships, S corporations or other pass-through entities;

•
U.S. holders (as defined below) whose functional currency is not the U.S. dollar;

•
controlled foreign corporations;

•
tax-exempt organizations;

•
passive foreign investment companies;

•
regulated investment companies and real estate investment trusts;

•
persons holding the 2025 Notes as part of a “straddle,” “hedge,” “conversion transaction” or other risk reduction transaction; and

•
persons deemed to sell the 2025 Notes under the constructive sale provisions of the Code.

This discussion also does not address the U.S. federal income tax consequences to beneficial owners of the 2025 Notes subject to the special tax accounting rules under Section 451(b) of the Code. Moreover, the effects of other U.S. federal tax laws (such as estate and gift tax laws) and any applicable state, local or foreign tax laws are not discussed. The discussion deals only with 2025 Notes held as “capital assets” within the meaning of Section 1221 of the Code.
If an entity taxable as a partnership holds the 2025 Notes, the tax treatment of an owner of the entity generally will depend on the status of the particular owner in question and the activities of the entity. Owners of any such entity should consult their tax advisors as to the specific tax consequences to them of holding the 2025 Notes indirectly through ownership of such entity.
YOU ARE URGED TO CONSULT YOUR TAX ADVISOR WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO YOUR PARTICULAR SITUATION AS WELL AS ANY TAX CONSEQUENCES OF THE PURCHASE, OWNERSHIP AND DISPOSITION OF THE 2025 NOTES ARISING UNDER THE U.S. FEDERAL ESTATE OR GIFT TAX LAWS OR UNDER THE LAWS OF ANY STATE, LOCAL, FOREIGN OR OTHER TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.
Tax Consequences to U.S. Holders of 2025 Notes
The following is a summary of certain U.S. federal income tax consequences that will apply to you if you are a “U.S. holder” of a 2025 Note. As used herein, “U.S. holder” means a beneficial owner of a 2025 Note who is for U.S. federal income tax purposes:

•
an individual who is a citizen or resident of the United States, including an alien individual who is a lawful permanent resident of the United States or meets the “substantial presence” test under Section 7701(b) of the Code;

•
a corporation or other entity taxable as a corporation created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;

•
an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

•
a trust, if a U.S. court can exercise primary supervision over the administration of the trust and one or more “United States persons” within the meaning of Section 7701(a)(30) of the Code can control all substantial trust decisions, or, if the trust was in existence on August 20, 1996, and it has elected to continue to be treated as a United States person.

Payments of Interest
Stated interest on the 2025 Notes generally will be taxable to a U.S. holder as ordinary income at the time that such interest is received or accrued, in accordance with such U.S. holder’s method of tax accounting for U.S. federal income tax purposes.
Amortizable Bond Premium
If a U.S. holder purchases a 2025 Note at a price that exceeds the stated principal amount of the 2025 Note, such U.S. holder will be considered to have purchased the 2025 Note with amortizable bond premium equal to the amount of that excess. A U.S. holder generally may elect to amortize the premium using a constant yield method over the remaining term of the 2025 Note as an offset to interest when included in income in accordance with such U.S. holder’s regular method of tax accounting. Any amortized amount of the premium for a taxable year generally will be treated first as a reduction of interest on the 2025 Note includible in the U.S. holder’s gross income in such taxable year to the extent thereof, then as a deduction allowed in that taxable year to the extent of the U.S. holder’s prior interest inclusions on the 2025 Note, and finally as a carryforward allowable against the U.S. holder’s future interest inclusions on the 2025 Note. This election to amortize premium on a constant yield method will apply to all debt obligations (other than debt obligations the interest on which is excludable from gross income) held by such U.S. holder as of the beginning of, or acquired during or after, the first taxable year for which the election applies and may not be revoked without the consent of the IRS. If a U.S. holder makes the election to amortize bond premium with respect to a 2025 Note, such holder will be required to reduce its adjusted tax basis in such 2025 Note by the amount of the premium amortized. If a U.S. holder does not elect to amortize bond premium, that premium will decrease the gain or increase the loss such holder would otherwise recognize on the sale, exchange, redemption, retirement or other taxable disposition of the 2025 Note. U.S. holders should consult their own tax advisors regarding this election.
Market Discount
If a U.S. holder purchases a 2025 Note at a price that is less than the stated principal amount of the 2025 Note, such U.S. holder will be considered to have purchased the 2025 Note with market discount equal to the amount of the difference, unless such difference is considered to be de minimis (generally, 0.25% of the stated redemption price at maturity times the number of complete years to maturity after the acquisition of the 2025 Note), in which case market discount will be considered to be zero. Under the market discount rules of the Code, a U.S. holder is required to treat any gain on the sale, exchange, redemption or other disposition of the 2025 Note as ordinary income to the extent of the market discount that has not previously been included in income. In addition, a U.S. holder may be required to defer, until the maturity of the 2025 Note or its earlier disposition in a taxable transaction, the deduction of all or a portion of the interest expense on any indebtedness incurred or continued to purchase or carry the 2025 Note. In general, market discount will be considered to accrue ratably during the period from the date of the U.S. holder’s purchase of the 2025 Note to the maturity date of the 2025 Note, unless the U.S. holder makes an irrevocable election (on an instrument-by-instrument basis) to accrue market discount under a constant yield method. A U.S. holder may elect to include market discount in income currently as it accrues. Such an election will also apply to all other taxable debt instruments held or subsequently acquired by a U.S. holder on or after the first day of the first taxable year for which the election is made and may not be revoked without the consent of the IRS. A U.S. holder’s adjusted tax basis in the 2025 Note is increased by the amount of market discount included in the U.S. holder’s income under the election. U.S. holders whose 2025 Note have or may have market discount should consult their own tax advisors as to the effects of these market discount rules.
Sale or Other Taxable Disposition of 2025 Notes
A U.S. holder will recognize gain or loss on the sale, exchange, redemption, retirement or other taxable disposition of a Note equal to the difference between the amount realized upon the disposition (less any portion allocable to any accrued and unpaid interest, which will be taxable as interest to the extent not previously included in income) and the U.S. holder’s adjusted tax basis in the 2025 Note. A U.S. holder’s adjusted tax basis in a Note generally will be equal to the amount that the U.S. holder paid for the 2025 Note, reduced by the amount of any bond premium previously amortized by the U.S. holder with respect to the 2025 Note as well as any cash payments on the 2025 Note other than qualified stated interest or increased by any market discount previously included in the U.S. holder’s income. Any gain or loss will be a capital gain or loss, and will be a long-term capital gain or loss if the U.S. holder has held the 2025 Note for more than one year at the time of disposition. Otherwise, such gain or loss will be a short term capital gain or loss. Long-term capital gains recognized by certain non-corporate U.S. holders, including individuals, are currently subject to a reduced tax rate. The deductibility of capital losses is subject to limitations.
Information Reporting and Backup Withholding
A U.S. holder may be subject to information reporting and backup withholding when such U.S. holder receives interest payments on the 2025 Notes held or upon the proceeds received upon the sale or other disposition of such 2025 Notes (including a redemption or retirement of the 2025 Notes). Certain U.S. holders generally are not subject to information reporting or backup withholding. A U.S. holder will be subject to backup withholding if such U.S. holder is not otherwise exempt and such U.S. holder:
•
fails to furnish the U.S. holder’s taxpayer identification number (“TIN”), which, for an individual, ordinarily is his or her social security number;

•
furnishes an incorrect TIN;

•
is notified by the IRS that the U.S. holder has failed properly to report payments of interest or dividends; or

•
fails to certify, under penalties of perjury, on an IRS Form W-9 (Request for Taxpayer Identification Number and Certification) or a suitable substitute form (or other applicable certificate), that the U.S. holder has furnished a correct TIN and that the IRS has not notified the U.S. holder that the U.S. holder is subject to backup withholding.

U.S. holders should consult their tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption, if applicable. Backup withholding is not an additional tax, and taxpayers may use amounts withheld as a credit against their U.S. federal income tax liability or may claim a refund if they timely provide certain information to the IRS.
Unearned Income Medicare Contribution
A tax of 3.8% will be imposed on certain “net investment income” (or “undistributed net investment income”, in the case of estates and trusts) received by individuals with modified adjusted gross incomes in excess of $200,000 ($250,000 in the case of married individuals filing jointly and $125,000 in the case of married individuals filing a separate return) and certain estates and trusts. “Net investment income” as defined for U.S. federal Medicare contribution purposes generally includes interest payments and gain recognized from the sale or other disposition of the 2025 Notes. Tax-exempt trusts, which are not subject to income taxes generally, and foreign individuals will not be subject to this tax. U.S. holders should consult their own tax advisors regarding the effect, if any, of this tax on their ownership and disposition of the 2025 Notes.

Tax Consequences to Non-U.S. Holders of 2025 Notes
The following is a summary of certain U.S. federal income tax consequences that will apply to you if you are a “Non-U.S. holder” of a 2025 Note. A “Non-U.S. holder” is a beneficial owner of a 2025 Note who is not a U.S. holder or a partnership for U.S. federal income tax purposes. Special rules may apply to Non-U.S. holders that are subject to special treatment under the Code, including controlled foreign corporations, passive foreign investment companies, U.S. expatriates, and foreign persons eligible for benefits under an applicable income tax treaty with the U.S. Such Non-U.S. holders should consult their tax advisors to determine the U.S. federal, state, local and other tax consequences that may be relevant to them including any reporting requirements.
Payments of Interest
Generally, interest income paid to a Non-U.S. holder that is not effectively connected with the Non-U.S. holder’s conduct of a U.S. trade or business is subject to withholding tax at a rate of 30% (or, if applicable, a lower treaty rate). Nevertheless, interest paid on a 2025 Note to a Non-U.S. holder that is not effectively connected with the Non-U.S. holder’s conduct of a U.S. trade or business generally will not be subject to U.S. federal withholding tax provided that:
•
such Non-U.S. holder does not directly or indirectly own 10% or more of the total combined voting power of all classes of our voting stock;

•
such Non-U.S. holder is not a controlled foreign corporation that is related to us through actual or constructive stock ownership and is not a bank that received such 2025 Note on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business; and

•
either (1) the Non-U.S. holder certifies in a statement provided to us or the paying agent, prior to the payment or accrual of interest, under penalties of perjury, that it is the beneficial owner of the 2025 Notes and not a “United States person” within the meaning of the Code and provides its name and address, (2) a securities clearing organization, bank or other financial institution that holds customers’ securities in the ordinary course of its trade or business and holds the 2025 Note on behalf of the Non- U.S. holder certifies to us or the paying agent under penalties of perjury that it, or the financial institution between it and the Non-U.S. holder, has received from the Non-U.S. holder a statement, under penalties of perjury, that such Non-U.S. holder is the beneficial owner of the 2025 Notes and is not a United States person and provides us or the paying agent with a copy of such statement or (3) the Non-U.S. holder holds its 2025 Note directly through a “qualified intermediary” and certain conditions are satisfied.

Even if the above conditions are not met, a Non-U.S. holder generally will be entitled to a reduction in or an exemption from withholding tax on interest if the Non-U.S. holder, prior to the payment or accrual of interest, provides us or our paying agent with a properly executed IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, or a suitable substitute form (or other applicable certificate) claiming an exemption from or reduction of the withholding tax under the benefit of an income tax treaty between the United States and the Non-U.S. holder’s country of residence. A Non-U.S. holder is required to inform the recipient of any change in the information on such statement within 30 days of such change. Special certification rules apply to Non-U.S. holders that are pass-through entities rather than corporations or individuals.
If interest paid to a Non-U.S. holder is effectively connected with the Non-U.S. holder’s conduct of a U.S. trade or business, then, the Non-U.S. holder will be exempt from U.S. federal withholding tax, so long as the Non-U.S. holder has provided, prior to the payment or accrual of interest, an IRS Form W-8ECI or substantially similar substitute form stating that the interest that the Non-U.S. holder receives on the 2025 Notes is effectively connected with the Non-U.S. holder’s conduct of a trade or business in the United States. In such a case, a Non-U.S. holder will be subject to tax on the interest it receives on a net income basis in the same manner as if such Non-U.S. holder were a U.S. holder. In addition, if the Non-U.S. holder is a foreign corporation, such interest may be subject to a branch profits tax at a rate of 30% or lower applicable treaty rate.
Sale or Other Taxable Disposition of 2025 Notes
Any gain realized by a Non-U.S. holder on the sale, exchange, retirement, redemption or other taxable disposition of a 2025 Note generally will not be subject to U.S. federal income tax unless:

•
the gain is effectively connected with the Non-U.S. holder’s conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, the Non-U.S. holder maintains a U.S. permanent establishment to which such gain is attributable);

•
the Non-U.S. holder is an individual who is present in the United States for 183 days or more in the taxable year of sale, exchange or other disposition, certain conditions are met and the Non-U.S. holder is not eligible for relief under an applicable income tax treaty; or

•
the gain is attributable to accrued but unpaid interest (or market discount that accrued while the Non-U.S. holder held a 2025 Note), in which case such amounts would be subject to tax as described under “— Tax Consequences to Non-U.S. Holders of 2025 Notes — Payments of Interest.”

A Non-U.S. holder described in the first bullet point above will be required to pay U.S. federal income tax on the net gain derived from the sale or other taxable disposition generally in the same manner as if such Non-U.S. holder were a U.S. holder, and if such Non-U.S. holder is a foreign corporation, it may also be required to pay an additional branch profits tax at a 30% rate (or a lower rate if so specified by an applicable income tax treaty). A Non-U.S. holder described in the second bullet point above will be subject to U.S. federal income tax at a rate of 30% (or, if applicable, a lower treaty rate) on the gain derived from the sale or other taxable disposition, which may be offset by certain U.S. source capital losses, even though the Non- U.S. holder is not considered a resident of the United States.
Certain other exceptions may be applicable, and Non-U.S. holders should consult their own tax advisors with regard to whether taxes will be imposed on capital gain in their individual circumstances.
Information Reporting and Backup Withholding
The amount of interest that we pay to any Non-U.S. holder on the 2025 Notes will be reported to the Non-U.S. holder and to the IRS annually on an IRS Form 1042-S, regardless of whether any tax was actually withheld. Copies of these information returns may also be made available under the provisions of a specific income tax treaty or agreement to the tax authorities of the country in which the Non-U.S. holder resides. However, a Non-U.S. holder generally will not be subject to backup withholding and certain other information reporting with respect to payments that we make to the Non- U.S. holder, provided that we do not have actual knowledge or reason to know that such Non-U.S. holder is a “United States person,” within the meaning of the Code, and the Non-U.S. holder has given us the statement described above under “Non-U.S. holders — Payments of Interest.”
If a Non-U.S. holder sells or exchanges a 2025 Note through a United States broker or the United States office of a foreign broker, the proceeds from such sale or exchange will be subject to information reporting and backup withholding unless the Non-U.S. holder provides a withholding certificate or other appropriate documentary evidence establishing that such holder is not a U.S. holder to the broker and such broker does not have actual knowledge or reason to know that such holder is a U.S. holder, or the Non-U.S. holder is an exempt recipient eligible for an exemption from information reporting and backup withholding. If a Non-U.S. holder sells or exchanges a 2025 Note through the foreign office of a broker who is a United States person or has certain enumerated connections with the United States, the proceeds from such sale or exchange will be subject to information reporting unless the Non-U.S. holder provides to such broker a withholding certificate or other documentary evidence establishing that such holder is not a U.S. holder and such broker does not have actual knowledge or reason to know that such evidence is false, or the Non-U.S. holder is an exempt recipient eligible for an exemption from information reporting. In circumstances where information reporting by the foreign office of such a broker is required, backup withholding will be required only if the broker has actual knowledge that the holder is a U.S. holder.
A Non-U.S. holder generally will be entitled to credit any amounts withheld under the backup withholding rules against the Non-U.S. holder’s U.S. federal income tax liability or may claim a refund provided that the required information is furnished to the IRS in a timely manner.
Non-U.S. holders are urged to consult their tax advisors regarding the application of information reporting and backup withholding in their particular situations, the availability of an exemption therefrom, and the procedures for obtaining such an exemption, if available.

Foreign Account Tax Compliance Act
Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFIs”) unless such FFIs either (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (“IGA”) with the United States to collect and share such information and are in compliance with the terms of such IGA and any enabling legislation or regulations. The types of income subject to the tax include U.S. source interest and dividends. While existing U.S. Treasury regulations would also require withholding on payments of the gross proceeds from the sale of any property that could produce U.S. source interest or dividends, the U.S. Treasury Department has indicated its intent to eliminate this requirement in subsequent proposed regulations, which state that taxpayers may rely on the proposed regulations until final regulations are issued. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not FFIs unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. Depending on the status of a beneficial owner and the status of the intermediaries through which they hold their 2025 Notes, beneficial owners could be subject to this 30% withholding tax with respect to interest paid on the 2025 Notes and potentially proceeds from the sale of the 2025 Notes. Under certain circumstances, a beneficial owner might be eligible for refunds or credits of such taxes.
Taxation as a Regulated Investment Company
As soon as practicable after our election to be a BDC, we intend to elect to be treated and to qualify each year thereafter as a RIC. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that we timely distribute to stockholders as distributions. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to obtain RIC tax benefits, we must timely distribute to stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally its ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”).
If we:
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qualify as a RIC; and

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satisfy the Annual Distribution Requirement,

then we will not be subject to U.S. federal income tax on the portion of income we timely distribute (or are deemed to distribute) to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to stockholders.
We will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (i) 98% of net ordinary income for each calendar year, (ii) 98.2% of the amount by which capital gains exceeds capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 in that calendar year and (iii) any income and net capital gain that we recognized in previous years, but were not distributed in such years, and on which we paid no U.S. federal income tax (the “Excise Tax Avoidance Requirement”). While we intend to distribute any income and capital gains in order to avoid imposition of this 4% U.S. federal excise tax, we may not be successful in avoiding entirely the imposition of this tax. In that case, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.
In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:
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continue to qualify as a BDC under the 1940 Act at all times during each taxable year;

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derive in each taxable year at least 90% of gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities or foreign currencies, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to the business of investing in such stock or securities (the “90% Income Test”); and

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diversify our holdings so that at the end of each quarter of the taxable year:

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at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

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no more than 25% of the value of our assets is invested in the (i) securities, other than U.S. government securities or securities of other RICs, of one issuer, (ii) securities of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or (iii) securities of one or more “qualified publicly traded partnerships” (the “Diversification Tests”).

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind, or PIK, interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as PIK interest and deferred loan origination fees that are paid after origination of the loan. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received the corresponding cash amount.
Although we do not presently expect to do so, we are authorized to borrow funds, to sell assets and to make taxable distributions of our stock and debt securities in order to satisfy distribution requirements. Our ability to dispose of assets to meet distribution requirements may be limited by (i) the illiquid nature of our portfolio and/or (ii) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous. If we are unable to obtain cash from other sources to satisfy the Annual Distribution Requirement, we may fail to qualify for tax treatment as a RIC and become subject to tax as an ordinary corporation.
Under the 1940 Act, we are not permitted to make distributions to our stockholders while debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. In addition, we may be prohibited under the terms of our credit facilities from making distributions unless certain conditions are satisfied. If we are prohibited from making distributions, we may fail to qualify for tax treatment as a RIC and become subject to tax as an ordinary corporation.
Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iv) cause us to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of securities is deemed to occur; (vi) adversely alter the characterization of certain complex financial transactions; and (vii) produce income that will not be qualifying income for purposes of the 90% Income Test described above. We will monitor our transactions and may make certain tax decisions in order to mitigate the potential adverse effect of these provisions.
A RIC is limited in its ability to deduct expenses in excess of its “investment company taxable income” (which is, generally, ordinary income plus the excess of net short-term capital gains over net long-term capital losses). If our expenses in a given year exceed investment company taxable income, we would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years. In addition, expenses can be used only to offset investment company taxable income, not net capital gain. Due to these limits on the deductibility of expenses, we may, for tax purposes, have aggregate taxable income for several years that we are required to distribute and that is taxable to stockholders even if such income is greater than the aggregate net income we actually earned during those years. Such required distributions may be made from cash assets or by liquidation of investments, if necessary. We may realize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, a stockholder may receive a larger capital gain distribution than it would have received in the absence of such transactions.
Foreign Investments
Investment income received from sources within foreign countries, or capital gains earned by investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty can be as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle us to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of our assets to be invested within various countries is not now known. We do not anticipate being eligible for the special election that allows a RIC to treat foreign income taxes paid by such RIC as paid by its stockholders.
If we purchase shares in a “passive foreign investment company,” or PFIC, we may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by us to our stockholders. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from such distributions or gains. If we invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, or QEF, in lieu of the foregoing requirements, we will be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to us. Alternatively, we can elect to mark-to-market at the end of each taxable year our shares in a PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. Under either election, we may be required to recognize in a year income in excess of our distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of the 4% U.S. federal excise tax.
Income inclusions from a QEF will be “good income” for purposes of the 90% Income Test provided that they are derived in connection with our business of investing in stocks and securities or the QEF distributes such income to us in the same taxable year to which the income is included in our income.
Foreign exchange gains and losses realized by us in connection with certain transactions involving nondollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to our stockholders. Any such transactions that are not directly related to our investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of “good income” from which a RIC must derive at least 90% Income Test.
Failure to Qualify as a RIC
While we intend to elect to be treated as a RIC for our fiscal year ending December 31, 2020, we anticipate that we may have difficulty satisfying the Diversification Tests as we ramp up our portfolio. To the extent that we have net taxable income prior to qualification as RIC, we will be subject to U.S. federal income tax on such income. We would not be able to deduct distributions to stockholders, nor would distributions be required to be made. Distributions, including distributions of net long-term capital gain, would generally be taxable to stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate stockholders would be eligible to claim a dividend received deduction with respect to such dividend; non-corporate stockholders would generally be able to treat such distributions as “qualified dividend income,” which is subject to reduced rates of U.S. federal income tax. Distributions in excess of current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. In order to qualify as a RIC, in addition to the other requirements discussed above, we would be required to distribute all previously undistributed earnings and profits attributable to any period prior to becoming a RIC by the end of the first year that we intend to qualify as a RIC. To the extent that we have any net built-in gains in our assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had been liquidated) as of the beginning of the first year that we qualify as a RIC, we would be subject to a corporate-level U.S. federal income tax on such built-in gains if and when recognized over the next five years. Alternatively, we may choose to recognize such built-in gains immediately prior to qualification as a RIC.
If we have previously qualified as RIC, but are subsequently unable to qualify for treatment as a RIC, and certain amelioration provisions are not applicable, we would be subject to tax on all of our taxable income (including net capital gains) at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would distributions be required to be made. Distributions, including distributions of net long-term capital gain, would generally be taxable to stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate stockholders would be eligible to claim a dividend received deduction with respect to such dividend and non-corporate stockholders would generally be able to treat such distributions as “qualified dividend income,” which is subject to reduced rates of U.S. federal income tax. Distributions in excess of current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. In order to requalify as a RIC, in addition to the other requirements discussed above, we would be required to distribute all previously undistributed earnings attributable to the period we failed to qualify as a RIC by the end of the first year that we intend to requalify as a RIC. If we fail to requalify as a RIC for a period greater than two taxable years, we may be subject to regular corporate tax on any net built-in gains with respect to certain assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had been liquidated) that we elect to recognize on requalification or when recognized over the next five years.

DESCRIPTION OF THE 2025 NOTES
The 2025 Notes were issued in the 144A Note Offering under a base indenture, dated as of January 16, 2020, and a first supplemental indenture thereto, dated as of January 16, 2020, each entered into between us and U.S. Bank National Association, as trustee. We refer to the base indenture and the supplemental indenture collectively as the “indenture” and to U.S. Bank National Association as the “trustee.” The 2025 Notes are governed by the indenture, as required by federal law for all bonds and notes of companies that are publicly offered. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “— Events of Default — Remedies if an Event of Default Occurs” below. Second, the trustee performs certain administrative duties for us with respect to the 2025 Notes.
This section includes a summary description of the material terms of the 2025 Notes and the indenture. Because this section is a summary, however, it does not describe every aspect of the 2025 Notes and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of the 2025 Notes.
General
The 2025 Notes mature on January 16, 2025. The principal payable at maturity will be 100% of the aggregate principal amount. The interest rate of the 2025 Notes is 7.00% per year and is paid every March 15, June 15, September 15 and December 15, beginning on March 15, 2020, and the regular record dates for interest payments are every March 1, June 1, September 1 and December 1, commencing March 1, 2020. If an interest payment date falls on a non-business day, the applicable interest payment will be made on the next business day and no additional interest will accrue as a result of such delayed payment. The initial interest period is the period from and including January 16, 2020, to, but excluding, the initial interest payment date, and the subsequent interest periods are the periods from and including an interest payment date to, but excluding, the next interest payment date or the stated maturity date, as the case may be.
In the 144A Note Offering, we issued the 2025 Notes in denominations of $25. The 2025 Notes are not subject to any sinking fund and holders of the 2025 Notes do not have the option to have the 2025 Notes repaid prior to the stated maturity date.
The indenture does not limit the amount of debt (including secured debt) that may be issued by us or our subsidiaries under the indenture or otherwise, but does contain a covenant regarding our asset coverage that would have to be satisfied at the time of our incurrence of additional indebtedness. See “— Covenants” and “— Events of Default.” Other than as described under “— Covenants” below, the indenture does not restrict us from paying dividends or issuing or repurchasing our other securities. Other than restrictions described under “— Merger or Consolidation” below, the indenture does not contain any covenants or other provisions designed to afford holders of the 2025 Notes protection in the event of a highly leveraged transaction involving us or if our credit rating declines as the result of a takeover, recapitalization, highly leveraged transaction or similar restructuring involving us that could adversely affect your investment in the 2025 Notes.
We have the ability to issue indenture securities with terms different from the 2025 Notes and, without the consent of the holders of the 2025 Notes, to reopen the 2025 Notes and issue additional 2025 Notes.
Covenants
In addition to any other covenants described in this prospectus and the indenture, as well as standard covenants relating to payment of principal and interest, maintaining an office where payments may be made or securities can be surrendered for payment, payment of taxes by the Company and related matters, the following covenants apply to the 2025 Notes:
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We agree that for the period of time during which the 2025 Notes are outstanding, we will not violate Section 18(a)(1)(A) as modified by such provisions of Section 61(a) of the 1940 Act as may be applicable to us from time to time or any successor provisions, whether or not we continue to be subject to such provisions of the 1940 Act. As of the date of this prospectus, these provisions generally prohibit us from incurring additional borrowings, including through the issuance of additional debt securities, unless our asset coverage, as defined in the 1940 Act, equals at least 150% after such borrowings
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We agree that, for the period of time during which the 2025 Notes are outstanding, we will not violate Section 18(a)(1)(B) as modified by such provisions of Section 61(a) of the 1940 Act as may be applicable to us from time to time or any successor provisions. As of the date of this prospectus, these provisions generally prohibit us from declaring any cash dividend or distribution upon any class of our capital stock, or purchasing any such capital stock if our asset coverage were below 150% at the time of the declaration of the dividend or distribution or the purchase and after deducting the amount of such dividend, distribution, or purchase. Under the covenant, we will be permitted to declare a cash dividend or distribution notwithstanding the prohibition contained in Section 18(a)(1)(B) as modified by such provisions of Section 61(a) of the 1940 Act as may be applicable to us from time to time or any successor provisions, but only up to such amount as is necessary for us to maintain our status as a RIC under Subchapter M of the Code. Furthermore, the covenant will permit us to continue paying dividends or distributions and the restrictions will not apply unless and until such time as our asset coverage (as defined in the 1940 Act, except to the extent modified by this covenant) has not been in compliance with the minimum asset coverage required by Section 18(a)(1)(B) as modified by such provisions of Section 61(a) of the 1940 Act as may be applicable to us from time to time or any successor provisions for more than six consecutive months. For the purposes of determining “asset coverage” as used above, any and all indebtedness of the Company, including any outstanding borrowings under the Credit Agreement with Credit Suisse and any successor or additional credit facility, will be deemed a senior security of us.

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If, at any time, we are not subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act to file any periodic reports with the SEC, we agree to furnish to holders of the 2025 Notes and the trustee, for the period of time during which the 2025 Notes are outstanding, our audited annual consolidated financial statements, within 90 days of our fiscal year end, and unaudited interim consolidated financial statements, within 45 days of our fiscal quarter end (other than our fourth fiscal quarter). All such financial statements will be prepared, in all material respects, in accordance with applicable U.S. GAAP.

Rule 144A Information
If, at any time, we are not subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act to file any periodic reports with the SEC, we will, so long as any of the 2025 Notes outstanding at such time, constitute “restricted securities” within the meaning of Rule 144 under the Securities Act, furnish to any holder, beneficial owner or prospective purchaser of such notes, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.
Optional Redemption
The 2025 Notes may be redeemed in whole or in part at any time or from time to time at our option on or after January 16, 2023, upon not less than 30 days nor more than 60 days’ written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount of the 2025 Notes to be redeemed plus accrued and unpaid interest payments otherwise payable thereon for the then-current semi-annual interest period accrued to, but excluding, the date fixed for redemption.
You may be prevented from exchanging or transferring the 2025 Notes when they are subject to redemption. In case any 2025 Notes are to be redeemed in part only, the redemption notice will provide that, upon surrender of such 2025 Note, you will receive, without a charge, a new Note or Notes of authorized denominations representing the principal amount of your remaining unredeemed Notes. Any exercise of our option to redeem the 2025 Notes will be done in compliance with the 1940 Act, to the extent applicable.
If we redeem only some of the 2025 Notes, the trustee or, with respect to global securities, The Depository Trust Company, New York, New York, will determine the method for selection of the particular Notes to be redeemed, in accordance with the indenture and the 1940 Act, to the extent applicable, and in accordance with the rules of any national securities exchange or quotation system on which the 2025 Notes are listed. Unless we default in payment of the redemption price, on and after the date of redemption, interest will cease to accrue on the 2025 Notes called for redemption.
Global Securities
Each Note has been issued in book-entry form and is represented by a global security that we deposited with and registered in the name of DTC or its nominee. A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all the 2025 Notes represented by a global security, and investors will be permitted to own only beneficial interests in a global security. For more information about these arrangements, see “— Book-Entry Procedures” below.
Termination of a Global Security
If a global security is terminated for any reason, interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated Notes directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders.
Conversion and Exchange
The 2025 Notes are not convertible into or exchangeable for other securities.
Payment and Paying Agents
We will pay interest to the person listed in the trustee’s records as the owner of the 2025 Notes at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the 2025 Note on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling the 2025 Notes must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the 2025 Notes to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”
Payments on Global Securities
We will make payments on the 2025 Notes so long as they are represented by a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “— Book-Entry Procedures” below.
Payments on Certificated Securities
In the event the 2025 Notes become represented by certificated securities, we will make payments on the 2025 Notes as follows. We will pay interest that is due on an interest payment date to the holder of the 2025 Notes as shown on the trustee’s records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the corporate trust office of the applicable trustee in New York, New York and/or at other offices that may be specified in the indenture or a notice to holders against surrender of the 2025 Note.
Alternatively, at our option, we may pay any cash interest that becomes due on the 2025 Notes by mailing a check to the holder at his, her or its address shown on the trustee’s records as of the close of business on the regular record date or by transfer to an account at a bank in the United States, in either case, on the due date.

Payment When Offices Are Closed
If any payment is due on the 2025 Notes on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date. Such payment will not result in a default under the 2025 Notes or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.
Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on the 2025 Notes.
Events of Default
You will have rights if an Event of Default occurs in respect of the 2025 Notes and the Event of Default is not cured, as described later in this subsection.
The term “Event of Default” in respect of the 2025 Notes means any of the following:
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We do not pay the principal of, or any premium on, any 2025 Note when due and payable at maturity;

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We do not pay interest on any 2025 Note when due and payable, and such default is not cured within 30 days of its due date;

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We remain in breach of any other covenant in respect of the 2025 Notes for 60 days after we receive a written notice of default stating we are in breach (the notice must be sent by either the trustee or holders of at least 25% of the principal amount of the outstanding Notes);

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We file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 60 days;

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Pursuant to Section 18(a)(1)(C)(ii) and Section 61 of the 1940 Act, on the last business day of each of twenty-four consecutive calendar months, any class of securities will have an asset coverage (as such term is used in the 1940 Act and the rules and regulations promulgated thereunder) of less than 100% giving effect to any exemptive relief granted to us by the SEC; or

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The failure to pay at final stated maturity (giving effect to any applicable grace periods and any extensions thereof) the principal amount of any indebtedness for borrowed money (other than non-recourse indebtedness) of us or any subsidiary of us and such payment shall not have been made, waived or extended within 120 days after such final stated maturity (giving effect to any applicable grace periods and any extensions thereof) (a “Payment Default”), or the acceleration of the final stated maturity of any indebtedness for borrowed money (other than non-recourse indebtedness) of us or any subsidiary of us and such acceleration shall not have been rescinded, annulled, waived or otherwise cured within 120 days after receipt by us or such subsidiary of us of written notice of any such acceleration (an “Acceleration”), if the aggregate principal amount of such indebtedness, together with the aggregate principal amount of any other indebtedness for borrowed money of us or any subsidiary of us as to which a Payment Default or an Acceleration shall have occurred and shall be continuing, aggregates $10.0 million or more at any time.

An Event of Default for the 2025 Notes may, but does not necessarily, constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of the 2025 Notes of any default, except in the payment of principal or interest, if it in good faith considers the withholding of notice to be in the best interests of the holders.
Remedies if an Event of Default Occurs
If an Event of Default has occurred and is continuing, the trustee or the holders of not less than 25% in principal amount of the 2025 Notes may declare the entire principal amount of all the 2025 Notes to be due and immediately payable, but this does not entitle any holder of 2025 Notes to any redemption payout or redemption premium. This is called a declaration of acceleration of maturity. In certain circumstances, a declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the 2025 Notes if (1) we have deposited with the trustee all amounts due and owing with respect to the 2025 Notes (other than principal or any payment that has become due solely by reason of such acceleration) and certain other amounts, and (2) any other Events of Default have been cured or waived.
Except in cases of default, where the trustee has some special duties, the trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee protection from expenses and liability reasonably satisfactory to it (called an “indemnity”). If indemnity and/or security satisfactory to the trustee is provided, the holders of a majority in principal amount of the 2025 Notes may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.
Before you are allowed to bypass the trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the 2025 Notes, the following must occur:
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You must give the trustee written notice that an Event of Default has occurred and remains uncured;

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The holders of at least 25% in principal amount of all the 2025 Notes must make a written request that the trustee take action because of the default and must offer the trustee indemnity, security, or both satisfactory to it against the cost and other liabilities of taking that action;

•
The trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity and/or security; and

•
The holders of a majority in principal amount of the 2025 Notes must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your 2025 Notes on or after the due date.
Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.
Each year, we will furnish to the trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the 2025 Notes, or else specifying any default.
Waiver of Default
The holders of a majority in principal amount of the 2025 Notes may waive any past defaults other than a default:
•
in the payment of principal (or premium, if any) or interest; or

•
in respect of a covenant that cannot be modified or amended without the consent of each holder of the 2025 Notes.

Merger or Consolidation
Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:
•
where we merge out of existence or convey or transfer our assets substantially as an entirety, the resulting entity must agree to be legally responsible for our obligations under the 2025 Notes;

•
the merger or sale of assets must not cause a default on the 2025 Notes and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under “Events of Default” above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or our default having to exist for a specific period of time were disregarded; and
•
we must deliver certain certificates and documents to the trustee.

Modification or Waiver
There are three types of changes we can make to the indenture and the 2025 Notes issued thereunder.
Changes Requiring Your Approval
First, there are changes that we cannot make to your 2025 Notes without your specific approval. The following is a list of those types of changes:
•
change the stated maturity of the principal of (or premium, if any, on) or any installment of principal of or interest on the 2025 Notes;

•
reduce any amounts due on the 2025 Notes or reduce the rate of interest on the 2025 Notes;

•
reduce the amount of principal payable upon acceleration of the maturity of a Note following a default;

•
adversely affect any right or repayment at the holder’s option;

•
change the place or currency of payment on a Note;

•
impair your right to sue for payment;

•
modify the subordination provisions in the indenture in a manner that is adverse to outstanding holders of the 2025 Notes;

•
reduce the percentage of holders of 2025 Notes whose consent is needed to modify or amend the indenture;

•
reduce the percentage of holders of 2025 Notes whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults or reduce the percentage of holders of 2025 Notes required to satisfy quorum or voting requirements at a meeting of holders of the 2025 Notes;

•
modify certain of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

•
change any obligation we have to pay additional amounts.

Changes Not Requiring Approval
The second type of change does not require any vote by the holders of the 2025 Notes. This type is limited to clarifications and certain other changes that would not adversely affect holders of the 2025 Notes in any material respect. We also do not need any approval to make any change that affects only Notes to be issued under the indenture after the change takes effect.
Changes Requiring Majority Approval
Any other change to the indenture and the 2025 Notes would require the following approval:
•
if the change affects only the 2025 Notes, it must be approved by the holders of a majority in principal amount of the 2025 Notes; and

•
if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.

The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “— Changes Requiring Your Approval.”
Further Details Concerning Voting
When taking a vote, we will use the following rules to decide how much principal to attribute to the 2025 Notes.
The 2025 Notes will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption or if we or any affiliate of ours own any 2025 Notes. The 2025 Notes will also not be eligible to vote if they have been fully defeased as described later under “— Defeasance — Full Defeasance” below.
We will generally be entitled to set any day as a record date for the purpose of determining the holders of the 2025 Notes that are entitled to vote or take other action under the indenture. However, the record date may not be earlier than 30 days before the date of the first solicitation of holders to vote on or take such action and not later than the date such solicitation is completed. If we set a record date for a vote or other action to be taken by holders of the 2025 Notes, that vote or action may be taken only by persons who are holders of the 2025 Notes on the record date and must be taken within eleven months following the record date.
Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the 2025 Notes or request a waiver.
Satisfaction and Discharge
The indenture will be discharged and will cease to be of further effect with respect to the 2025 Notes when:
•
Either

•
all the 2025 Notes that have been authenticated have been delivered to the trustee for cancellation; or

• all the 2025 Notes that have not been delivered to the trustee for cancellation:
•
have become due and payable,

•
will become due and payable at their stated maturity within one year, or

•
are to be called for redemption,

and we, in the case of the first, second and third sub-bullets above, have irrevocably deposited or caused to be deposited with the trustee as trust funds in trust solely for the benefit of the holders of the 2025 Notes, in amounts in the currency payable for the 2025 Notes as will be sufficient, to pay and discharge the entire indebtedness (including all principal, premium, if any, and interest) on such 2025 Notes delivered to the trustee for cancellation (in the case of 2025 Notes that have become due and payable on or prior to the date of such deposit) or to the stated maturity or redemption date, as the case may be:
•
we have paid or caused to be paid all other sums payable by us under the indenture with respect to the 2025 Notes; and

•
we have delivered to the trustee an officers’ certificate and legal opinion, each stating that all conditions precedent provided for in the indenture relating to the satisfaction and discharge of the indenture and the 2025 Notes have been complied with.

Defeasance
The following provisions will be applicable to the 2025 Notes. “Defeasance” means that, by depositing with a trustee an amount of cash and/or government securities sufficient to pay all principal and interest, if any, on the 2025 Notes when due and satisfying any additional conditions noted below, we will be deemed to have been discharged from our obligations under the 2025 Notes. In the event of a “covenant defeasance,” upon depositing such funds and satisfying similar conditions discussed below we would be released from certain covenants under the indenture relating to the 2025 Notes.
Covenant Defeasance
Under current U.S. federal income tax law and the indenture, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the 2025 Notes were issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your 2025 Notes. In order to achieve covenant defeasance, the following must occur:
•
Since the 2025 Notes are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of the 2025 Notes a combination of cash and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the 2025 Notes on their various due dates;

•
We must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the 2025 Notes any differently than if we did not make the deposit;

•
We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with;

•
Defeasance must not result in a breach or violation of, or result in a default under, the indenture or any of our other material agreements or instruments; and

•
No default or Event of Default with respect to the 2025 Notes shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 60 days.

If we accomplish covenant defeasance, you can still look to us for repayment of the 2025 Notes if there were a shortfall in the trust deposit or the trustee is prevented from making payment. In fact, if one of the remaining Events of Default occurred (such as our bankruptcy) and the 2025 Notes became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.
Full Defeasance
If there is a change in U.S. federal income tax law, as described below, we can legally release ourselves from all payment and other obligations on the 2025 Notes (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:
•
Since the 2025 Notes are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of the 2025 Notes a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the 2025 Notes on their various due dates;

•
We must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an Internal Revenue Service (“IRS”) ruling that allows us to make the above deposit without causing you to be taxed on the 2025 Notes any differently than if we did not make the deposit;

•
We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with;

•
Defeasance must not result in a breach or violation of, or constitute a default under, the indenture or any of our other material agreements or instruments; and

•
No default or Event of Default with respect to the 2025 Notes shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 60 days.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the 2025 Notes. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent.
Form, Exchange and Transfer of Certificated Registered Securities
If registered Notes cease to be issued in book-entry form, they will be issued:
•
only in fully registered certificated form;

•
without interest coupons; and

•
unless we indicate otherwise, in denominations of $25.

Holders may exchange their certificated securities for Notes of smaller denominations or combined into fewer Notes of larger denominations, as long as the total principal amount is not changed and as long as the denomination is equal to or greater than $25.
Holders may exchange or transfer their certificated securities at the office of the trustee. We have appointed the trustee to act as our agent for registering Notes in the names of holders transferring Notes. We may appoint another entity to perform these functions or perform them ourselves.
Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.
We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.
If any certificated securities of a particular series are redeemable and we redeem less than all the 2025 Notes, we may block the transfer or exchange of those Notes selected for redemption during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated Notes selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any 2025 Note that will be partially redeemed.
If registered Notes are issued in book-entry form, only the depositary will be entitled to transfer and exchange the 2025 Notes as described in this subsection, since it will be the sole holder of the 2025 Notes.
Resignation of Trustee
The trustee may resign or be removed with respect to the 2025 Notes as provided for in the indenture provided that a successor trustee is appointed to act with respect to the 2025 Notes. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.
Governing Law
The indenture and the 2025 Notes are governed by and construed in accordance with the laws of the State of New York.
Indenture Provisions — Ranking
The 2025 Notes are our direct, general unsecured obligations and rank:

•
pari passu with our other outstanding and future unsecured unsubordinated indebtedness, including, without limitations, $50 million in aggregate principal amount of the Convertible Notes outstanding as of June 2, 2021;

•
senior to any of our future indebtedness that expressly provides it is subordinated to the 2025 Notes;

•
effectively subordinated to all of our existing and future secured indebtedness (including indebtedness that is initially unsecured in respect of which we subsequently grant a security interest), to the extent of the value of the assets securing such indebtedness; and

•
structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries, including, without limitation, borrowings under the Credit Agreement, of which approximately $60 million was outstanding as of June 2, 2021, and is secured by the assets of our wholly-owned subsidiary, Trinity Funding 1, LLC.

In the event of our bankruptcy, liquidation, reorganization or other winding up, any of our or our subsidiaries’ assets that secure secured debt will be available to pay obligations on the 2025 Notes only after all indebtedness under such secured debt, including the Credit Agreement, has been repaid in full from such assets. We advise you that there may not be sufficient assets remaining to pay amounts due on any or all the 2025 Notes then outstanding.
As of June 2, 2021, on a consolidated basis, we had approximately $235 million of indebtedness outstanding, $60 million of which was secured indebtedness of our wholly-owned subsidiary, Trinity Funding 1, LLC, and $175 million of which was unsecured indebtedness. Such unsecured indebtedness reflects the aggregate principal amount of 2025 Notes and Convertible Notes outstanding.
The Trustee under the Indenture
U.S. Bank National Association serves as the trustee, paying agent, and security registrar under the indenture.
Book-Entry Procedures
The 2025 Notes are represented by global securities that have been deposited and registered in the name of DTC or its nominee. This means that, except in limited circumstances, you will not receive certificates for the 2025 Notes. Beneficial interests in the 2025 Notes are represented through book-entry accounts of financial institutions acting on behalf of beneficial owners as direct and indirect participants in DTC. Investors may elect to hold interests in the 2025 Notes through either DTC, if they are a participant, or indirectly through organizations that are participants in DTC.
The 2025 Notes have been issued as fully registered securities registered in the name of Cede & Co. (DTC’s partnership nominee) or will be issued in such other name as may be requested by an authorized representative of DTC. One fully registered certificate has been issued for the issuance of the 2025 Notes, in the aggregate principal amount thereof, and has been deposited with DTC. Interests in the 2025 Notes trade in DTC’s Same Day Funds Settlement System, and any permitted secondary market trading activity in such 2025 Notes will, therefore, be required by DTC to be settled in immediately available funds. None of the Company, the trustee or the paying agent has any responsibility for the performance by DTC or its participants or indirect participants of their respective obligations under the rules and procedures governing their operations.
DTC is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds and provides asset servicing for over 3.5 million issues of U.S. and non-U.S. equity, corporate and municipal debt issues, and money market instruments from over 100 countries that DTC’s participants (“Direct Participants”) deposit with DTC. DTC also facilitates the post-trade settlement among Direct Participants of sales and other securities transactions in deposited securities through electronic computerized book-entry transfers and pledges between Direct Participants’ accounts. This eliminates the need for physical movement of securities certificates. Direct Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly owned subsidiary of The Depository Trust & Clearing Corporation (“DTCC”).
DTCC is the holding company for DTC, National Securities Clearing Corporation and Fixed Income Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly (“Indirect Participants”). DTC has a Standard & Poor’s Rating of AA+. The DTC Rules applicable to its participants are on file with the SEC. More information about DTC can be found at www.dtcc.com and www.dtc.org.
Purchases of the 2025 Notes under the DTC system must be made by or through Direct Participants, which will receive a credit for the 2025 Notes on DTC’s records. The ownership interest of each actual purchaser of each security, or the “Beneficial Owner,” is in turn to be recorded on the Direct and Indirect Participants’ records. Beneficial Owners will not receive written confirmation from DTC of their purchase. Beneficial Owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the 2025 Notes are to be accomplished by entries made on the books of Direct and Indirect Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in the 2025 Notes, except in the event that use of the book-entry system for the 2025 Notes is discontinued.
To facilitate subsequent transfers, all Notes deposited by Direct Participants with DTC are registered in the name of DTC’s partnership nominee, Cede & Co. or such other name as may be requested by an authorized representative of DTC. The deposit of the 2025 Notes with DTC and their registration in the name of Cede & Co. or such other DTC nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the 2025 Notes; DTC’s records reflect only the identity of the Direct Participants to whose accounts the 2025 Notes are credited, which may or may not be the Beneficial Owners. The Direct and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.
Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.
Redemption notices shall be sent to DTC. If less than all of the 2025 Notes within an issue are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.
Redemption proceeds, distributions, and interest payments on the 2025 Notes will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit Direct Participants’ accounts upon DTC’s receipt of funds and corresponding detail information from us or the trustee on the payment date in accordance with their respective holdings shown on DTC’s records. Payments by
Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of such Participant and not of DTC nor its nominee, the trustee, or us, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds, distributions, and interest payments to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of us or the trustee, but disbursement of such payments to Direct Participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Direct and Indirect Participants.
DTC may discontinue providing its services as securities depository with respect to the 2025 Notes at any time by giving reasonable notice to us or to the trustee. Under such circumstances, in the event that a successor securities depository is not obtained, certificates are required to be printed and delivered. We may decide to discontinue use of the system of book-entry-only transfers through DTC (or a successor securities depository). In that event, certificates will be printed and delivered to DTC.
The information in this section concerning DTC and DTC’s book-entry system has been obtained from sources that we believe to be reliable, but we take no responsibility for its accuracy.
.

DESCRIPTION OF OUR CAPITAL STOCK
The following description is based on relevant portions of the Maryland General Corporation Law (the “MGCL”) and on our Articles of Amendment and Restatement (the “Charter”) and our Bylaws (“Bylaws”). This summary may not contain all of the information that is important to you, and we refer you to the Maryland General Corporation Law and our Charter and Bylaws for a more detailed description of the provisions summarized below.
General
Under the terms of our Charter, our authorized capital stock consists of 200,000,000 shares of common stock, par value $0.001 per share, and no shares of preferred stock, par value $0.001 per share. There are no outstanding options or warrants to purchase our stock. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations. Under our Charter, the Board is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of the shares of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our Charter provides that the Board, without any action by our stockholders, may amend the Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.
The following presents our outstanding classes of securities as of June 2, 2021:
Title of Class	Amount Authorized	Amount Held by Us or for Our Account	Amount Outstanding Exclusive of Amount Held by Us or for Our Account
Common Stock	200,000,000	—	26,491,274
Common Stock
All shares of our common stock will have equal rights as to earnings, assets, voting, and distributions and other distributions and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by the Board and declared by us out of funds legally available therefor. The shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time.
Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock possess exclusive voting power.
Preferred Stock
Our Charter authorizes the Board to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. The cost of any such reclassification would be borne by our existing common stockholders. Prior to issuance of shares of each class or series, the Board is required by Maryland law and by our Charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. Any issuance of preferred stock must comply with the requirements of the 1940 Act.
The 1940 Act limits our flexibility as to certain rights and preferences of the preferred stock that our Charter may provide and requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 662∕3% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if and so long as distributions on such preferred stock are in arrears by two full years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a BDC. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. However, we do not currently have any plans to issue preferred stock.
The issuance of any preferred stock must be approved by a majority of the independent directors not otherwise interested in the transaction, who will have access, at our expense, to our legal counsel or to independent legal counsel.
Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses
Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our Charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.
Our Charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our Bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. Our Bylaws also provide that, to the maximum extent permitted by Maryland law, with the approval of the Board and provided that certain conditions described in our Bylaws are met, we may pay certain expenses incurred by any such indemnified person in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of such indemnified person to repay amounts we have so paid if it is ultimately determined that indemnification of such expenses is not authorized under our Bylaws. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
Maryland law requires a corporation (unless its charter provides otherwise, which our Charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either, case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
We have entered into indemnification agreements with our directors and executive officers. The indemnification agreements provide our directors and executive officers the maximum indemnification permitted under Maryland law and the 1940 Act as of the date of such agreements.
Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that our present or former directors or officers have performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, we note that we do not expect to request our present or former directors or officers to serve another entity as a director, officer, partner or trustee unless we can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.
Certain Provisions of the MGCL and Our Charter and Bylaws; Anti-Takeover Measures
The MGCL and our Charter and Bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with the Board. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.
Classified Board of Directors
The Board is divided into three classes of directors serving staggered three-year terms. Directors of each class are elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors is elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board will help to ensure the continuity and stability of our management and policies.
Election of Directors
Our Charter and Bylaws provide that, subject to the special rights of the holders of any class or series of preferred stock to elect directors, each director is elected by a majority of the votes cast with respect to such director’s election, except in the case of a “contested election” (as defined in our Bylaws), in which directors are elected by a plurality of the votes cast in the contested election of directors. There is no cumulative voting in the election of directors. Pursuant to our Charter, the Board may amend the Bylaws to alter the vote required to elect directors.
Number of Directors; Vacancies; Removal
Our Charter provides that the number of directors will be set by the Board in accordance with our Bylaws. Our Bylaws provide that a majority of our entire Board may at any time increase or decrease the number of directors. However, unless our Bylaws are amended, the number of directors may never be less the minimum number required by the MGCL or greater than eleven. Our Charter provides that, at such time as we have at least three independent directors and our common stock is registered under the Exchange Act, we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board. Accordingly, at such time, except as may be provided by the Board in setting the terms of any class or series of preferred stock, any and all vacancies on the Board may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.
Our Charter provides that a director may be removed only for cause, as defined in our Charter, and then only by the affirmative vote of at least three-fourths of the votes entitled to be cast in the election of directors.
Action by Stockholders
Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting (unless the charter provides for stockholder action by less than unanimous written consent, which our Charter does not). These provisions, combined with the requirements of our Bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.
Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals
Our Bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the Board or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of our Bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board or (3) provided that the Board has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.
The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford the Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by the Board, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our Bylaws do not give the Board any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third-party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.
Calling of Special Meetings of Stockholders
Our Bylaws provide that special meetings of stockholders may be called by the Board and certain of our officers. Additionally, our Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.
Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws
Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our Charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our Charter also provides that certain charter amendments, any proposal for our conversion, whether by charter amendment, merger or otherwise, from a closed-end company to an open- end company and any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by 75% or more of our continuing directors (in addition to approval by the Board), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter.
The “continuing directors” are defined in our Charter as (1) our current directors, (2) those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of our current directors then on the Board or (3) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office.
Our Charter and Bylaws provide that the Board will have the exclusive power to adopt, alter, amend or repeal any provision of our Bylaws and to make new Bylaws.
No Appraisal Rights
Except with respect to appraisal rights arising in connection with the Maryland Control Share Acquisition Act discussed below, as permitted by the Maryland General Corporation Law, our Charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of the Board determines such rights apply.
Control Share Acquisitions
The Maryland General Corporation Law provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two- thirds of the votes entitled to be cast on the matter (the “Control Share Acquisition Act”). Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:
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one-tenth or more but less than one-third;

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one-third or more but less than a majority; or

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a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.
A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.
If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in our Bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.
The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our Bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of our shares of stock. We can offer no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Acquisition Act only if the Board determines that it would be in our best interests, including in light of the Board’s fiduciary obligations, applicable federal and state laws, and the particular facts and circumstances surrounding the Board’s decision.
Business Combinations
Under Maryland law, “business combinations” between a corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder (the “Business Combination Act”). These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:
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any person who beneficially owns 10% or more of the voting power of the corporation’s outstanding voting stock; or

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an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.
After the five-year prohibition, any business combination between the corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:
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80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

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two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.
The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. The Board has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the Board, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution may be altered or repealed in whole or in part at any time. However, the Board will adopt resolutions so as to make us subject to the provisions of the Business Combination Act only if the Board determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Business Combination Act does not conflict with the 1940 Act. If this resolution is repealed, or the Board does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.
Conflict with the 1940 Act
Our Bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Acquisition Act (if we amend our Bylaws to be subject to such Act) and the Business Combination Act, or any provision of our Charter or Bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.
Exclusive Forum
Our Bylaws require that, unless we consent in writing to the selection of an alternative forum, the Circuit Court for Baltimore City (or, if that Court does not have jurisdiction, the United States District Court for the District of Maryland, Northern Division) shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company (ii) any action asserting a claim of breach of any standard of conduct or legal duty owed by any of the Company’s director, officer or other agent to the Company or to its stockholders, (iii) any action asserting a claim arising pursuant to any provision of the MGCL or the Charter or the Bylaws (as either may be amended from time to time), or (iv) any action asserting a claim governed by the internal affairs doctrine. This exclusive forum selection provision in our Bylaws does not apply to claims arising under the federal securities laws, including the Securities Act and the Exchange Act.
There is uncertainty as to whether a court would enforce such a provision, and investors cannot waive compliance with the federal securities laws and the rules and regulations thereunder. In addition, this provision may increase costs for stockholders in bringing a claim against us or our directors, officers or other agents. Any investor purchasing or otherwise acquiring our shares is deemed to have notice of and consented to the foregoing provision.
The exclusive forum selection provision in our Bylaws may limit our stockholders’ ability to obtain a favorable judicial forum for disputes with us or our directors, officers or other agents, which may discourage lawsuits against us and such persons. It is also possible that, notwithstanding such exclusive forum selection provision, a court could rule that such provision is inapplicable or unenforceable.
Transfer Restrictions
The shares of our common stock issued and sold by us in January 2020 in reliance upon the available exemptions from the registration requirements of the Securities Act (the “Private Common Stock Offering”) and issued by us in the Formation Transactions that were not registered for resale in connection with our IPO have not been registered under the Securities Act or the securities laws of any jurisdiction and, accordingly, until registered, may not be resold or transferred except as permitted under the Securities Act and the applicable securities laws of any jurisdiction. See “Securities Eligible For Future Sale” for additional information.
Convertible Notes
Overview
In December 2020, in reliance upon the available exemptions from the registration requirements of the Securities Act, we issued and sold $50 million in aggregate principal amount of the Convertible Notes. The Convertible Notes were issued pursuant to the Convertible Notes Indenture and mature on December 11, 2025, unless repurchased or converted in accordance with their terms prior to such date.
The Convertible Notes bear interest at a rate of 6.00% per year, subject to additional interest upon certain events, payable semiannually in arrears on May 1 and November 1 of each year, beginning on May 1, 2021. If an investment grade rating is not maintained with respect to the Convertible Notes, additional interest of 0.75% per annum will accrue on the Convertible Notes until such time as the Convertible Notes have received an investment grade rating of “BBB-” (or its equivalent) or better.
The Convertible Notes are direct unsecured obligations of the Company and rank equal in right of payment to the Company’s existing and future unsecured indebtedness that is not so subordinated; senior in right of payment to the Company’s future indebtedness that is expressly subordinated in right of payment to the Convertible Notes; effectively junior in right of payment to the Company’s existing and future secured indebtedness (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness and other obligations of any of the Company’s subsidiaries. No sinking fund is provided for the Convertible Notes.
Holders may convert their Convertible Notes, at their option, at any time on or prior to the close of business on the business day immediately preceding the Convertible Notes Maturity Date. The conversion rate is initially 66.6667 shares of the Company’s common stock, per $1,000 principal amount of the Convertible Notes (equivalent to an initial conversion price of approximately $15.00 per share of common stock). The conversion rate will be subject to adjustment in some events but will not be adjusted for any accrued and unpaid interest. In addition, following certain corporate events that occur prior to the Convertible Notes Maturity Date, the Company will increase the conversion rate for a holder who elects to convert its Convertible Notes in connection with such a corporate event in certain circumstances. Upon conversion of the Convertible Notes, the Company will pay or deliver, as the case may be, cash, shares of common stock, or a combination of cash and shares of common stock, at the Company’s election, per $1,000 principal amount of the Convertible Notes, equal to the then existing conversion rate.
At the Company’s option, it may cause holders to convert all or a portion of the then outstanding principal amount of the Convertible Notes plus accrued but unpaid interest, but excluding the date of such conversion, at any time on or prior to the close of business on the business day immediately preceding the Convertible Notes Maturity Date, if, following the listing of the Company’s common stock on a national securities exchange, the closing sale price of the common stock on such national securities exchange for any 30 consecutive trading days exceeds 120% of the conversion price, as may be adjusted. Upon such conversion, the Company will pay or deliver, as the case may be, cash, shares common stock, or a combination of cash and shares of common stock, at the Company’s election, per $1,000 principal amount of the Convertible Notes, equal to the then existing conversion rate, and a forced conversion make-whole payment, if any, in cash.
In addition, if the Company undergoes a fundamental change (as defined in the Second Supplemental Indenture), holders may require the Company to repurchase for cash all or part of such holders’ Convertible Notes at a repurchase price equal to 100% of the principal amount of the Convertible Notes to be repurchased, plus accrued and unpaid interest to, but excluding, the fundamental change repurchase date.
The Convertible Notes Indenture contains certain covenants, including covenants requiring the Company to (i) comply with Section 18(a)(1)(A) as modified by Section 61(a) of the 1940 Act, as may be applicable to the Company from time to time or any successor provisions, whether or not the Company continues to be subject to such provisions of the 1940 Act, (ii) comply with Section 18(a)(1)(B) as modified by Section 61(a) of the 1940 Act, as may be applicable to the Company from time to time or any successor provisions, whether or not the Company continues to be subject to such provisions of the 1940 Act, (iii) provide certain financial information to the holders of the Convertible Notes and the Trustee if the Company ceases to be subject to the reporting requirements of the Exchange Act, and (iv) use its commercially reasonable efforts to maintain a rating on the Convertible Notes at all times. These covenants are subject to important limitations and exceptions that are described in the Convertible Notes Indenture.
Convertible Notes Registration Rights Agreement
Concurrently with the closing of the Convertible Notes Offering, we entered into a registration rights agreement, dated as of December 11, 2020 (the “Convertible Notes Registration Rights Agreement”), for the benefit of the holders of the Convertible Notes and the shares of common stock issuable upon conversion of the Convertible Notes. Under the Convertible Notes Registration Rights Agreement and subject to the terms and conditions provided therein, we have agreed to use our commercially reasonable efforts to file with or confidentially submit to the SEC a registration statement registering resales of the Convertible Notes, within 180 days after December 11, 2020 (the “Convertible Notes Issue Date”) (or if such 180th day is not a business day, the next succeeding business day).
Under the Convertible Notes Registration Rights Agreement, we have also agreed to use our commercially reasonable efforts to cause such resale registration statement to become or be declared effective by the SEC at the earliest possible time after the initial filing thereof, but in no event later than 270 days after the Convertible Notes Issue Date (or if such 270th day is not a business day, the next succeeding business day), and to continuously maintain such resale registration statement’s effectiveness under the Securities Act, subject to certain permitted blackout periods, for the period described in the Convertible Notes Registration Rights Agreement.
In addition, under the Convertible Notes Registration Rights Agreement and subject to the terms and conditions provided therein, we have agreed to file with the SEC a registration statement registering under the Securities Act resales of the shares of common stock to be issued upon the conversion of the Convertible Notes, including shares issued by stock dividend, stock distribution, stock split or otherwise thereupon at the time of such filing, as soon as reasonably practicable after the later of (i) the completion of an IPO by the Company and (ii) the date that is 180 days after the Convertible Notes Issue Date (or, if such 180th day is not a business day, the next succeeding business day).
We have also agreed to use our commercially reasonable efforts to cause such resale registration statement to be declared effective by the SEC no later than six months after the completion of an IPO by the Company and concurrently therewith cause such shares of our common stock to be listed on a national securities exchange, and to continuously maintain such resale registration statement’s effectiveness under the Securities Act, subject to certain permitted blackout periods, for the period described in the Convertible Notes Registration Rights Agreement.
While we have filed a resale registration statement with the SEC to register resales of the Convertible Notes and shares of our common stock issuable upon conversion thereof, we can offer no assurance that the SEC will ever declare such resale registration statements effective.

REGULATION
The information contained in “Part I, Item 1. Business” of our most recent Annual Report on Form 10-K is incorporated herein by reference.

SECURITIES ELIGIBLE FOR FUTURE SALE
Prior to this offering, there has been no public market for the 2025 Notes. We cannot predict the effect, if any, that sales of the 2025 Notes or the availability of the 2025 Notes for sale will have on the market price of the 2025 Notes prevailing from time to time. Sales of substantial amounts of the 2025 Notes in the public market, or the perception that such sales could occur, could adversely affect the prevailing market price of the 2025 Notes.
Rule 144
Prior to this offering, $125 million in aggregate principal amount of the 2025 Notes were issued in connection with the 144A Note Offering. All of the 2025 Notes, except for the 73,410,000 in aggregate principal amount of the 2025 Notes previously registered for resale under the Securities Act and the unsold portion thereof covered by the registration statement of which this prospectus is a part, are considered “restricted” securities under the meaning of Rule 144 under the Securities Act (“Rule 144”) and may not be sold in the absence of registration under the Securities Act unless an exemption from registration is available, including the exemption provided by Rule 144. Additionally, any Convertibles Notes purchased by our affiliates, as that term is defined in Rule 144, would only be able to be sold in compliance with the Rule 144 limitations described below.
In general, under Rule 144, a person (or persons whose Convertibles Notes are aggregated) who is not deemed to have been an affiliate of ours at any time during the three months preceding a sale, and who has beneficially owned restricted securities within the meaning of Rule 144 for at least six months (including any period of consecutive ownership of preceding non-affiliated holders) would be entitled to sell those Convertibles Notes, subject only to the availability of current public information about us. A non-affiliated person who has beneficially owned restricted securities within the meaning of Rule 144 for at least one year would be entitled to sell those Convertibles Notes without regard to the provisions of Rule 144.
A person (or persons whose Notes are aggregated) who is deemed to be an affiliate of ours and who has beneficially owned restricted securities within the meaning of Rule 144 for at least six months would be entitled to sell within any three-month period an amount of Convertibles Notes that does not exceed 10% of the then outstanding aggregate principal amount of the Convertibles Notes. Such sales are also subject to certain manner of sale provisions, notice requirements and the availability of current public information about us (which requires that we are current in our periodic reports under the Exchange Act).
2025 Notes Registration Rights Agreement
Concurrently with the closing of the 144A Note Offering, we entered into the 2025 Notes Registration Rights Agreement for the benefit of the purchasers of the 2025 Notes in such offering. Pursuant to the terms of the 2025 Notes Registration Rights Agreement, we filed with the SEC a registration statement on Form N-2 (File No. 333-248850) registering the public resale of 73,410,000 in aggregate principal amount of the 2025 Notes by the holders thereof that elected to include their 2025 Notes in such registration statement, which was declared effective by the SEC on October 20, 2020 (the “Prior Registration Statement”). The registration statement of which this prospectus is a part relates to the unsold portion of such 2025 Notes registered for resale under the Prior Registration Statement and has been filed with the SEC pursuant to the terms of the 2025 Notes Registration Rights Agreement. Under the 2025 Notes Registration Rights Agreement, we are obligated to use our commercially reasonable efforts to continuously maintain a resale registration statement’s effectiveness under the Securities Act, subject to certain permitted blackout periods, described below, until all of the 2025 Notes covered by the resale registration statement have been sold pursuant to the resale registration statement or are otherwise no longer registrable Notes as set forth in the 2025 Notes Registration Rights Agreement.
Notwithstanding the foregoing, we will be permitted, under limited circumstances, to suspend the use, from time to time, of the prospectus that is part of the resale registration statement for the 2025 Notes (and therefore suspend sales under such resale registration statement) for certain periods, referred to as “blackout periods” and described below.
The blackout periods will be for such times as we may reasonably determine is necessary and advisable, but in no event (i) will occur on more than two occasions during any rolling 12-month period, (ii) be for more than an aggregate of 90 days in any rolling 12-month period, or (iii) be for more than 60 days in any rolling 90-day period. Blackout periods shall occur if, among other things, any of the following occurs:
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the representative(s) of the underwriter(s) in the sale of our common stock for reoffering to the public (including pursuant to a “block trade” or other similar transaction) has advised that the sale of the 2025 Notes under the resale registration statement for the 2025 Notes would have a material adverse effect on such underwritten offering of our common stock;

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a majority of the independent members of our Board determines in good faith that: (i) the offer or sale of the 2025 Notes would materially impede, delay or interfere with any proposed financing, offer or sale of securities, acquisition, merger, tender offer, business combination or other significant transaction involving us; (ii) upon the advice of counsel, the sale of the 2025 Notes would require disclosure of material non-public information not otherwise required to be disclosed under applicable law; or (iii) (a) we have a bona fide business purpose for preserving the confidentiality of any such transaction, (b) disclosure of any such proposed transaction would have a material adverse effect on us or our ability to consummate such proposed transaction, or (c) any such proposed transaction would render us unable to comply with SEC requirements, in each case under circumstances that would make it impracticable or inadvisable to cause such resale registration statement (or such filings) to become effective or to amend or supplement such resale registration statement on a post-effective basis, as applicable; or

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we determine in good faith, upon the advice of counsel, that we are required by applicable law, or that it is in our best interests, to supplement the resale registration statement for the 2025 Notes or file a post-effective amendment thereto in order to incorporate information for the purpose of: (i) including in such resale registration statement any prospectus required under Section 10(a)(3) of the Securities Act; (ii) reflecting in the prospectus included in such resale registration statement any facts or events arising after the effective date of such resale registration statement (or of the most-recent post-effective amendment) that, individually or in the aggregate, represent a fundamental change in the information set forth therein; or (iii) including in the prospectus included in such resale registration statement any material information with respect to the plan of distribution not disclosed in such resale registration statement or any material change to such information.

Pursuant to the 2025 Notes Registration Rights Agreement, we will pay the fees and expenses incurred in offering and in disposing of the 2025 Notes, including all registration and filing fees, any other regulatory fees, printing and delivery expenses, listing fees and expenses, fees and expenses of counsel, independent certified public accountants, and any special experts retained by us, and reasonable and documented fees and expenses of counsel to the Selling Noteholders in an amount not to exceed $75,000. The Selling Noteholders will be responsible for (i) all brokers’ and underwriters’ discounts and commissions, transfer taxes, and transfer fees relating to the sale or disposition of the 2025 Notes, and (ii) the fees and expenses of any counsel to the Selling Noteholders exceeding $75,000.
There can be no assurance that any Selling Noteholders will sell any or all of the 2025 Notes registered pursuant to the registration statement of which this prospectus forms a part.
Once sold under the registration statement of which this prospectus forms a part, the 2025 Notes will be freely tradable in the hands of persons other than our affiliates.
Common Stock Registration Rights Agreement
Overview
On January 16, 2020, we entered into a registration rights agreement, which was amended and restated on December 15, 2020 (as so amended and restated, the “Common Stock Registration Rights Agreement”), with respect to certain shares of our common stock issued in connection with the Private Common Stock Offering and the Formation Transactions. Subject to certain exceptions set forth therein and discussed below, we were obligated under the Common Stock Registration Rights Agreement to use our commercially reasonable efforts to cause (i) a resale registration statement (the “Common Stock Resale Registration Statement”) registering under the Securities Act resales of the shares of our common stock issued in the Private Common Stock Offering and the Formation Transactions, and any additional shares of our common stock issued in respect thereof whether by contingent dividend, stock dividend, stock distribution, stock split, or otherwise, except for such shares sold or issued to our directors, officers and affiliates and such shares that were not included in the registration statement for our IPO (collectively, the “registrable shares”), to be declared effective by the SEC as soon as practicable after the initial filing of the Common Stock Resale Registration Statement, but in no event later than December 31, 2021 and (ii) the registrable shares to be listed on a national securities exchange concurrently with the effectiveness of the Common Stock Resale Registration Statement.
However, pursuant to the terms of the Common Stock Registration Rights Agreement, we are no longer subject to such registration and listing obligations, including filing the Common Stock Resale Registration Statement with the SEC and having it declared effective, because (i) such registrable shares may be sold by any such stockholder in a single transaction without registration pursuant to Rule 144 under the Securities Act, (ii) we have been subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act for a period of at least 90 days and are current in the filing of all such required reports and (iii) such registrable shares have been listed for trading on the Nasdaq Global Select Market.
Transfer Restrictions/Lock-up Periods
Under the Common Stock Registration Rights Agreement, we have agreed that, for a period commencing on January 8, 2020 (the date of the purchase/placement agreement for the Private Common Stock Offering) until 180 days following January 28, 2021 (the date of the prospectus related to our IPO), we will not, without the prior written consent of Keefe, Bruyette & Woods, Inc., the initial purchaser/placement agent in the Private Common Stock Offering:
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offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, lend or otherwise dispose of or transfer, directly or indirectly, any of our equity securities or any securities convertible into or exercisable or exchangeable for our equity securities, or file any registration statement under the Securities Act with respect to any of the foregoing; or

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enter into any swap or other arrangement that transfers to another, in whole or in part, directly or indirectly, any of the economic consequences of ownership of any of our equity securities, whether any such transaction described above is to be settled by delivery of shares of our common stock or such other securities, in cash or otherwise. The prior sentence does not apply to the shares of our common stock sold in our IPO and will not apply to (i) any shares of our common stock issued by us upon the exercise of an option granted pursuant to our 2019 Trinity Capital Inc. Long-Term Incentive Plan (the “Long-Term Incentive Plan”), (ii) any issuances or grants of options or shares of our restricted stock or other securities under our Long-Term Incentive Plan and the Trinity Capital Inc. 2019 Non-Employee Director Restricted Stock Plan (the “Non-Employee Director Restricted Stock Plan”), as applicable, or (iii) the registration on a registration statement on Form S-8 of the shares of our common stock that may be issued under our Long-Term Incentive Plan and our Non-Employee Director Restricted Stock Plan.
Each of our directors and our executive officers, in their capacities as such, have agreed that, for a period beginning on January 8, 2020 (the date of the purchase/placement agreement for the Private Common Stock Offering) until 180 days following January 28, 2021 (the date of the prospectus related to our IPO), none of them will, without the prior written consent of Keefe, Bruyette & Woods, Inc., which may be withheld or delayed in Keefe, Bruyette & Woods, Inc.’s sole discretion:
•
offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, lend or otherwise dispose of or transfer, directly or indirectly, any of our equity securities or any securities convertible into or exercisable or exchangeable for our equity securities; or

•
enter into any swap or other arrangement that transfers to another, in whole or in part, directly or indirectly, any of the economic consequences of ownership of any of our equity securities,

whether any such transaction described above is to be settled by delivery of shares of our common stock or such other securities, in cash or otherwise.

Notwithstanding the prior sentence, subject to applicable securities laws, our directors and executive officers may transfer our securities: (i) pursuant to the exercise and issuance of options; (ii) as a bona fide gift or gifts or by will, including to charitable organizations; (iii) by other testamentary document or intestate succession; (iv) to a member of such person’s immediate family or to any trust for the direct or indirect benefit of such person or the immediate family of such person; (v) in transfers that occur by operation of law pursuant to a qualified domestic order or in connection with a divorce settlement; (vi) to a limited liability company or partnership wholly-owned by such person; (vii) if such person is an entity, to any subsidiary of such entity or as a distribution to current or former stockholders, partners or members of such person; (viii) to any corporation, partnership or other business entity with which such person shares in common an investment manager or adviser; (ix) any transfer required under any of our benefit plans or our amended and restated bylaws; (x) as required by participants in our benefit plans in order to reimburse or pay federal income tax and withholding obligations in connection with the vesting of restricted stock grants; (xii) as collateral for any bona fide loan; (xii) with respect to sales of securities acquired after the completion of our initial public offering in the open market; or (xiii) pursuant to an IPO of our common stock; provided, that in each case of a transfer pursuant to clause (ii), clause (iii), clause (iv), clause (v), clause (vi), clause (vii), clause (viii) or clause (xi), such transferee, donee, or distributee agrees to be bound in writing by the restrictions set forth above.
In addition, the holders of shares of our common stock purchased in the Private Common Stock Offering (or issued as contingent distributions) and stockholders who received shares of our common stock in the Formation Transactions who elected, pursuant to the Common Stock Registration Rights Agreement, to include their shares of our common stock for resale in our IPO will not be able to sell or distribute any of their shares of our common stock, or any securities convertible into or exchangeable or exercisable for shares of our common stock, that were not included in our IPO, for a period of 180 days following January 28, 2021 (the date of the prospectus related to our IPO).
Pursuant to Financial Industry Regulatory Authority, Inc. (“FINRA”) Rule 5110(g)(1), holders of our shares of common stock who purchased shares in the Private Common Stock Offering and are affiliated with members of FINRA may be required to refrain, during the period commencing January 28, 2021 (the date of the prospectus related to our IPO) or the effective date of any Common Stock Resale Registration Statement, and ending on the date that is 180 days after such date, from selling, transferring, assigning, pledging or hypothecating or otherwise entering into any hedging, short sale, derivative, put or call transaction that would result in the effective economic disposition of such holder’s shares through the FINRA member with which such holder is affiliated.
Convertible Notes Registration Rights Agreement
Concurrently with the closing of the Convertible Notes, we entered into the Convertible Notes Registration Rights Agreement for the benefit of the holders of the Convertible Notes and the shares of common stock issuable upon conversion of the Convertible Notes. Under the Convertible Notes Registration Rights Agreement and subject to the terms and conditions provided therein, we have agreed to use our commercially reasonable efforts to file with or confidentially submit to the SEC a registration statement registering resales of the Convertible Notes, within 180 days after the Convertible Notes Issue Date (or if such 180th day is not a business day, the next succeeding business day).
Under the Convertible Notes Registration Rights Agreement, we have also agreed to use our commercially reasonable efforts to cause such resale registration statement to become or be declared effective by the SEC at the earliest possible time after the initial filing thereof, but in no event later than 270 days after the Convertible Notes Issue Date (or if such 270th day is not a business day, the next succeeding business day), and to continuously maintain such resale registration statement’s effectiveness under the Securities Act, subject to certain permitted blackout periods, for the period described in the Convertible Notes Registration Rights Agreement.
In addition, under the Convertible Notes Registration Rights Agreement and subject to the terms and conditions provided therein, we have agreed to file with the SEC a registration statement registering under the Securities Act resales of the shares of common stock to be issued upon the conversion of the Convertible Notes, including shares issued by stock dividend, stock distribution, stock split or otherwise thereupon at the time of such filing, as soon as reasonably practicable after the later of (i) the completion of an IPO by the

Company and (ii) the date that is 180 days after the Convertible Notes Issue Date (or, if such 180th day is not a business day, the next succeeding business day).
We have also agreed to use our commercially reasonable efforts to cause such resale registration statement to be declared effective by the SEC no later than six months after the completion of an IPO by the Company and concurrently therewith cause such shares of our common stock listed on a national securities exchange, and to continuously maintain such resale registration statement’s effectiveness under the Securities Act, subject to certain permitted blackout periods, for the period described in the Convertible Notes Registration Rights Agreement.
While we have filed a resale registration statement with the SEC to register resales of the Convertible Notes and shares of our common stock issuable upon conversion thereof, we can offer no assurance that the SEC will ever declare such resale registration statements effective.
Pursuant to the Convertible Notes Registration Rights Agreement, we will pay the fees and expenses incurred in offering and in disposing of the securities covered thereby, including all registration and filing fees, any other regulatory fees, printing and delivery expenses, listing fees and expenses, fees and expenses of counsel, independent certified public accountants, and any special experts retained by us, and reasonable and documented fees and expenses of counsel to the selling holders in an amount not to exceed $75,000. The selling holders will be responsible for (i) all discounts and commissions payable to underwriters or brokers and all transfer taxes and transfer fees, and (ii) the fees and expenses of any counsel to the selling holders exceeding $75,000.

SELLING NOTEHOLDERS
The registration statement of which this prospectus is a part has been filed with the SEC pursuant to the 2025 Notes Registration Rights Agreement to register for resale up to $68,410,000 in aggregate principal amount of the 2025 Notes issued in connection with the 144A Note Offering. We previously registered for resale $73,410,000 in aggregate principal amount of the 2025 Notes by the holders thereof pursuant to the Prior Registration Statement, and this offering relates to the unsold portion of such 2025 Notes registered for resale thereunder. We entered into the 2025 Notes Registration Rights Agreements for the benefit of the Selling Noteholders in connection with the 144A Note Offering. The Selling Noteholders may, from time to time, offer and sell any or all of their 2025 Notes pursuant to this prospectus and any accompanying prospectus supplement, if any. See “Securities Eligible for Future Sale — 2025 Notes Registration Rights Agreement.”
The following table sets forth, as of June 2, 2021:
•
the name of each Selling Noteholder;

•
the principal amount of 2025 Notes and the percentage of the aggregate principal amount of the 2025 Notes outstanding that each Selling Noteholder beneficially owned;

•
the principal amount of 2025 Notes that may be offered for resale by each Selling Noteholder pursuant to this prospectus and any accompanying prospectus supplement, if any; and

•
the principal amount of 2025 Notes and the percentage of the aggregate principal amount of the 2025 Notes to be beneficially owned by each Selling Noteholder following this offering.

The information included in the below table under “Principal Amount of 2025 Notes Beneficially Owned After Offering” assumes that each Selling Noteholder listed below elects to sell all of its 2025 Notes set forth under “Principal Amount of 2025 Notes That May Be Offered.” The Selling Noteholders may sell all, some or none of their 2025 Notes in this offering. See “Plan of Distribution.” We cannot advise you as to whether the Selling Noteholders will in fact sell any or all of their 2025 Notes. In addition, the Selling Noteholders may have sold, transferred or otherwise disposed of, or may sell, transfer or otherwise dispose of, at any time and from time to time, the 2025 Notes in transactions exempt from the registration requirements of the Securities Act after the date for which the information set forth in the below table is provided. The information regarding the identity of the Selling Noteholders and their affiliations, including their beneficial ownership of 2025 Notes, is based solely on information provided by or on behalf of the Selling Noteholders.
The 2025 Notes sold by any of the Selling Noteholders will generally be freely tradable. Sales of substantial amounts of our 2025 Notes, including by the Selling Noteholders, or the availability of such 2025 Notes for sale, whether or not sold, could adversely affect the prevailing market prices for the 2025 Notes.
	Principal Amount of 2025 Notes Beneficially Owned Prior to Offering(1)(2)		Principal Amount of 2025 Notes That May Be Offered	Principal Amount of 2025 Notes Beneficially Owned After Offering(2)(3)
Name	Amount	Percent		Amount	Percent
Radcliffe BDC Master Fund, L.P.	$20,000,000	16.0%	$20,000,000	—	—
MGF Preferred Securities Income Fund	$10,250,000	8.2%	$10,250,000	—	—
Brookdale International Partners, L.P.	$10,000,000	8.0%	$10,000,000	—	—
U.S. Bank, N.A. FBO Angel Oak Multi-Strategy Income Fund	$6,000,000	4.8%	$6,000,000	—	—
Manulife Strategic Income Fund	$5,627,500	4.5%	$5,627,500	—	—
Luxor Capital Partners, LP	$2,561,625	2.0%	$2,561,625	—	—
Manulife Investment Management Strategic Income Pooled Fund	$2,001,875	1.6%	$2,001,875	—	—
U.S. Bank, N.A. FBO Angel Oak Financial Strategies Income Term Trust	$2,000,000	1.6%	$2,000,000	—	—

	Principal Amount of 2025 Notes Beneficially Owned Prior to Offering(1)(2)		Principal Amount of 2025 Notes That May Be Offered	Principal Amount of 2025 Notes Beneficially Owned After Offering(2)(3)
Name	Amount	Percent		Amount	Percent
U.S. Bank, N.A. FBO Angel Oak Dynamic Financial Strategies Income Term Trust	$2,000,000	1.6%	$2,000,000	—	—
Luxor Capital Partners Offshore Master Fund, LP	$1,680,025	1.3%	$1,680,025	—	—
The Flatley Foundation	$1,600,000	1.3%	$1,600,000	—	—
Manulife Global Fixed Income Private Trust	$1,408,125	1.1%	$1,408,125	—	—
Luxor Wavefront, LP	$758,350	*	$758,350	—	—
Clough Global Dividend and Income Fund	$560,000	*	$560,000	—	—
Manulife Strategic Balanced Yield Fund – FI Sleeve	$530,625	*	$530,625	—	—
MDPIM Bond Pool – Opportunistic Sleeve	$367,500	*	$367,500	—	—
Canadian Utilities Limited Strategic Income Portfolio	$240,625	*	$240,625	—	—
MDPIM Short Term Bond Pool	$221,875	*	$221,875	—	—
Foreign Bond Component of Symmetry Global Bond Fund	$216,875	*	$216,875	—	—
Manulife U.S. Dollar Strategic Income Fund	$104,375	*	$104,375	—	—
MD Bond Fund – Opportunistic Sleeve	$89,375	*	$89,375	—	—
Manulife Investment Management Strategic Income Pooled Fund	$77,500	*	$77,500	—	—
FDP Global Fixed Income Portfolio	$58,750	*	$58,750	—	—
MD Short-Term Bond Fund	$30,000	*	$30,000	—	—
MD Precision Strategic FI Sleeve	$18,750	*	$18,750	—	—
MD Precision Canadian Balanced Growth Fund Strategic Fixed Income	$6,250	*	$6,250	—	—
Total	$68,410,000	54.7%	$68,410,000	—	—

*
Less than 1%.

(1)
Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act.

(2)
Applicable percentage of ownership is based on $125 million in aggregate principal amount of the 2025 Notes outstanding as of June 2, 2021.

(3)
Assumes the sale of all of the 2025 Notes eligible for sale in this prospectus and any accompany prospectus supplement, if any, and no other purchases or sales of such 2025 Notes. This assumption has been made under the rules and regulations of the SEC and does not reflect any knowledge that we have with respect to the present intent of persons listed as Selling Noteholders.

PLAN OF DISTRIBUTION
We are registering the 2025 Notes to permit the resale of such 2025 Notes by the Selling Noteholders from time to time after the date of this prospectus. We will not receive any of the proceeds from the resale by the Selling Noteholders of the 2025 Notes. The aggregate proceeds to the Selling Noteholders from the sale of the 2025 Notes will be the purchase price of the 2025 Notes less any discounts and commissions, and applicable fees and expenses. Each Selling Noteholder reserves the right to accept and, together with their respective agents, to reject, any proposed purchases of the 2025 Notes to be made directly or through agents.
Pursuant to the 2025 Notes Registration Rights Agreement, we will pay the fees and expenses incurred in this offering and in disposing of the 2025 Notes, including all registration and filing fees, any other regulatory fees, printing and delivery expenses, listing fees and expenses, fees and expenses of counsel, independent certified public accountants, and any special experts retained by us, and reasonable and documented fees and expenses of counsel to the Selling Noteholders in an amount not to exceed $75,000. The Selling Noteholders will be responsible for (i) all brokers’ and underwriters’ discounts and commissions, transfer taxes and transfer fees, and (ii) the fees and expenses of any counsel to the Selling Noteholders exceeding $75,000.
The Selling Noteholders may sell all or a portion of the 2025 Notes beneficially owned by them and offered hereby from time to time directly or through one or more underwriters, broker-dealers or agents, or in private transactions. The 2025 Notes may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale or at negotiated prices. The prices at which the Selling Noteholders may sell the 2025 Notes may be determined by the prevailing market price for the 2025 Notes at the time of sale, may be different than such prevailing market prices or may be determined through negotiated transactions with third parties. These sales may be effected in one or more of the following transactions, which may involve crosses or block transactions:
•
an underwritten offering;

•
on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale;

•
in the over-the-counter market;

•
in transactions otherwise than on these exchanges or systems or in the over-the-counter market

•
through the writing of options, whether such options are listed on an options exchange or otherwise;

•
in ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•
in block trades in which the broker-dealer will attempt to sell the 2025 Notes as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•
through purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•
via an exchange distribution in accordance with the rules of the applicable exchange;

•
through privately negotiated transactions;

•
through short sales;

•
in sales pursuant to Rule 144;

•
through broker-dealers who may agree with the selling securityholders to sell a specified principal amount of such 2025 Notes at a stipulated price per share;

•
via a combination of any such methods of sale; or

•
in any other method permitted pursuant to applicable law.

If the Selling Noteholders effect such transactions by selling any of the 2025 Notes to or through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents may receive commissions in the form of discounts, concessions or commissions from the Selling Noteholders or commissions from purchasers of any such 2025 Notes for whom they may act as agent or to whom they may sell as principal

(which discounts, concessions or commissions as to particular underwriters, broker-dealers or agents may be in excess of those customary in the types of transactions involved).
The Selling Noteholders and any broker-dealer participating in the distribution of any of the 2025 Notes may be deemed to be “underwriters” within the meaning of the Securities Act, and any commission paid, or any discounts or concessions allowed to, any such broker-dealer may be deemed to be underwriting commissions or discounts under the Securities Act.
To the extent required, this prospectus may be amended or supplemented from time to time to describe the aggregate principal amount of the 2025 Notes being offered, the method of distribution and the terms of the offering, including the name or names of any underwriters, dealers or agents, the purchase price paid by any underwriter, any discount, commission and other item constituting compensation from the Selling Noteholders, any discount, commission or concession allowed or re-allowed or paid to any dealer, the proposed selling price to the public, the proceeds a Selling Noteholder with receive from the sale and any other information believed to be material. At the time a particular offer of the 2025 Notes is made, if required, such a prospectus supplement will be distributed. We will make copies of this prospectus and any accompanying prospectus supplement, if any, available to the Selling Noteholder for the purpose of satisfying the prospectus delivery requirements of the Securities Act.
In connection with sales of any of the 2025 Notes or otherwise, the Selling Noteholders may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the 2025 Notes in the course of hedging in positions they assume. The Selling Noteholders may also sell any of the 2025 Notes short and deliver such 2025 Notes covered by this prospectus and any accompanying prospectus supplement, if any, to close out short positions and to return borrowed Notes in connection with such short sales. The Selling Noteholders may also loan or pledge any of the 2025 Notes to broker-dealers that in turn may sell such 2025 Notes.
The Selling Noteholders may pledge or grant a security interest in some or all of the 2025 Notes owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell such 2025 Notes from time to time pursuant to this prospectus or any amendment or supplement to this prospectus under Rule 424 or other applicable provision of the Securities Act, amending, if necessary, the list of Selling Noteholders to include the pledgee, transferee or other successors in interest as Selling Noteholders under this prospectus. The Selling Noteholders also may transfer and donate the 2025 Notes in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.
In addition, any 2025 Notes that qualify for sale pursuant to Rule 144 under the Securities Act or any other available exemption from the registration requirements of the Securities Act, may be sold under Rule 144 or any such other available exemption rather than pursuant to this prospectus or any accompanying prospectus supplement, if any.
Under the securities laws of some states, the 2025 Notes may be sold in such states only through registered or licensed brokers or dealers. In addition, in some states the 2025 Notes may not be sold unless such 2025 Notes have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with.
The Selling Noteholders and any other person participating in such distribution will be subject to applicable provisions of the Exchange Act, and the rules and regulations thereunder, including, without limitation, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the 2025 Notes by the Selling Noteholders and any other participating person. Regulation M may also restrict the ability of any person engaged in the distribution of the 2025 Notes to engage in market-making activities with respect to the 2025 Notes. All of the foregoing may affect the marketability of any of the 2025 Notes and the ability of any person or entity to engage in market-making activities with respect to the 2025 Notes.
We will pay all fees and expenses related to the registration of the 2025 Notes pursuant to the 2025 Notes Registration Statement, including, without limitation, SEC filing fees and expenses of compliance with state securities or “blue sky” laws; provided, however, that a Selling Noteholder will pay all underwriting discounts and selling commissions, if any, as described above. We will indemnify the Selling Noteholders against certain liabilities, including certain liabilities under the Securities Act, in accordance with the 2025 Notes Registration Rights Agreement, or the Selling Noteholders will be entitled to contribution. We may be indemnified by the Selling Noteholders against civil liabilities, including liabilities under the Securities Act, that may arise from any written information furnished to us by the Selling Noteholder specifically for use in this prospectus and any accompanying prospectus supplement, in accordance with the 2025 Notes Registration Rights Agreement, or we may be entitled to contribution. Subject to applicable law, we and the Selling Noteholders each may agree to indemnify an underwriter, broker-dealer or agent against certain liabilities related to the sale by the Selling Noteholders of the 2025 Notes, including liabilities arising under the Securities Act. Such indemnification will not occur with respect to the conduct described in Section 17(i) of the 1940 Act for which indemnification is prohibited.
There can be no assurance that any Selling Noteholders will sell any or all of the 2025 Notes registered pursuant to the registration statement of which this prospectus forms a part.
Once sold under the registration statement of which this prospectus forms a part, the 2025 Notes will be freely tradable in the hands of persons other than our affiliates.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR
Our securities are held by our custodian, Wells Fargo Bank, National Association, under a custody agreement. The principal address of our custodian is: 600 S. 4th St., Minneapolis, Minnesota 55479. American Stock Transfer & Trust Company, LLC serves as our transfer agent, plan administrator, dividend paying agent and registrar. The principal business address of our transfer agent is 6201 15th Avenue, Brooklyn, NY 11219, telephone number: (718) 921-8200.
BROKERAGE ALLOCATION AND OTHER PRACTICES
Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business. Our management team is primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. We do not expect to execute transactions through any particular broker or dealer, but seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While we generally seek reasonably competitive trade execution costs, we do not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, we may select a broker based partly upon brokerage or research services provided to us. In return for such services, we may pay a higher commission than other brokers would charge if we determine in good faith that such commission is reasonable in relation to the services provided.
LEGAL MATTERS
Certain legal matters in connection with the securities offered hereby will be passed upon for us by Eversheds Sutherland (US) LLP.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The consolidated financial statements of the Company incorporated by reference herein from the Company’s Annual Report on Form 10-K, including for the year ended December 31, 2020 and for the period August 12, 2019 (date of inception) to December 31, 2019, have been audited by Ernst & Young LLP, the Company’s independent registered public accounting firm, as set forth in their report included in such Annual Report on Form 10-K. Such consolidated financial statements of the Company are incorporated herein by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing.
The address of Ernst & Young LLP is 725 South Figueroa Street, Suite 200, Los Angeles, CA 90017.
AVAILABLE INFORMATION
We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the securities offered by this prospectus. The registration statement contains additional information about us and the securities being offered by this prospectus.
We also file with or submit to the SEC periodic and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act.
We furnish our stockholders with annual reports containing audited financial statements, quarterly reports, and such other periodic reports as we determine to be appropriate or as may be required by law.
We make available on our website (www.trincapinvestment.com) our annual reports on Form 10-K, quarterly reports on Form 10-Q, our current reports on Form 8-K, our proxy statements and other information filed with the SEC. This information is available free of charge by contacting us at 3075 West Ray Road, Suite 525, Chandler, Arizona 85226, calling us at (480) 374-5350 or visiting our corporate website. The SEC also maintains a website (www.sec.gov) that contains such information. The reference to our website is an inactive textual reference only and the information contained on our website is not a part of this registration statement.
INCORPORATION OF CERTAIN INFORMATION BY REFERENCE
This prospectus is part of a registration statement that we have filed with the SEC. We are allowed to “incorporate by reference” the information that we file with the SEC, which means that we can disclose important information to you by referring you to such information incorporated by reference. The information incorporated by reference is considered to comprise a part of this prospectus from the date we file any such document. Any reports filed by us with the SEC subsequent to the date of this prospectus and before the date that any offering of any securities by means of this prospectus and any accompanying prospectus supplement, if any, is terminated will automatically update and, where applicable, supersede any information contained in this prospectus or incorporated by reference in this prospectus.
We incorporate by reference into this prospectus our filings listed below and any future filings that we may file with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, subsequent to the date of this prospectus until all of the securities offered by this prospectus and any accompanying prospectus supplement, if any, have been sold or we otherwise terminate the offering of those securities; provided, however, that information “furnished” under Item 2.02 or Item 7.01 of Form 8-K or other information “furnished” to the SEC which is not deemed filed is not incorporated by reference in this prospectus and any accompanying prospectus supplement, if any. Information that we file with the SEC subsequent to the date of this prospectus will automatically update and may supersede information in this prospectus, any accompanying prospectus supplement, if any, and other information previously filed with the SEC.
The prospectus incorporates by reference the documents set forth below that have been previously filed with the SEC:
•
our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, filed with the SEC on March 4, 2021;

•
our Definitive Proxy Statement on Schedule 14A, filed with the SEC on April 28, 2021;

•
our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2021, filed with the SEC on May 6, 2021;

•
our Current Reports on Form 8-K (other than information furnished rather than filed) filed with the SEC on February 3, 2021, March 25, 2021 and March 29, 2021; and

•
the description of our Common Stock referenced in our Registration Statement on Form 8-A (No. 001-39958), as filed with the SEC on January 28, 2021, including any amendment or report filed for the purpose of updating such description prior to the termination of the offering of the common stock registered hereby.

See “Available Information” for information on how to obtain a copy of these filings.

TRINITY CAPITAL INC.
Up to $68,410,000 in Aggregate Principal Amount of
7.00% Notes due 2025
by the Selling Noteholders

PRELIMINARY PROSPECTUS

           , 2021

TRINITY CAPITAL INC.
PART C
OTHER INFORMATION
Item 25.   Financial Statements and Exhibits
(1)
Financial Statements

The interim consolidated financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 have been incorporated by reference in this registration statement in “Part A — Information Required in a Prospectus.”
The consolidated financial statements as of December 31, 2020 and December 31, 2019 and for the year ended December 31, 2020 and for the period August 12, 2019 (date of inception) to December 31, 2019, the report of Ernst & Young LLP, the Company’s independent registered public accounting firm, and management’s assessment of the effectiveness of internal control over financial reporting (which is included in Management’s Report on Internal Control Over Financial Reporting) as of December 31, 2020 have been incorporated by reference in this registration statement in “Part A — Information Required in a Prospectus.”
(2)
Exhibits

(a)	Articles of Amendment and Restatement (incorporated by reference to exhibit 3.1 to the Company’s Registration Statement on Form 10 filed on January 16, 2020
(b)	Bylaws (incorporated by reference to exhibit 3.2 to the Company’s Registration Statement on Form 10 filed on January 16, 2020).
(c)	Not Applicable.
(d)(1)	Amended and Restated Registration Rights Agreement, dated December 15, 2020 (Common Stock) (incorporated by reference to exhibit 10.1 of the Company’s Current Report on Form 8-K filed on December 16, 2020).
(d)(2)	Registration Rights Agreement, dated January 16, 2020 (2025 Notes) (incorporated by reference to exhibit 4.2 to the Company’s Registration Statement on Form 10 filed on January 16, 2020).
(d)(3)	Registration Rights Agreement, dated December 11, 2020 (Convertible Notes) (incorporated by reference to exhibit 10.1 of the Company’s Current Report on Form 8-K filed on December 14, 2020).
(d)(4)	Indenture, dated as of January 16, 2020, by and between Trinity Capital Inc. and U.S. Bank National Association, as trustee (incorporated by reference to exhibit 4.3 to the Company’s Registration Statement on Form 10 filed on January 16, 2020).
(d)(5)	First Supplemental Indenture, dated as of January 16, 2020, relating to the 7.00% Notes due 2025, by and between Trinity Capital Inc. and U.S. Bank National Association, as trustee (incorporated by reference to exhibit 4.4 to the Company’s Registration Statement on Form 10 filed on January 16, 2020).
(d)(6)	Form of 7.00% Note due 2025 (incorporated by reference to Exhibit (d)(5) hereto).
(d)(7)	Second Supplemental Indenture, dated as of December 11, 2020, relating to the 6.00% Convertible Notes due 2025, by and between Trinity Capital Inc. and U.S. Bank National Association, as trustee (incorporated by reference to exhibit 4.1 of the Company’s Current Report on Form 8-K filed on December 14, 2020).
(d)(8)	Form of 6.00% Convertible Notes due 2025 (incorporated by reference to Exhibit (d)(7) hereto).
(d)(9)	Statement of Eligibility of Trustee on Form T-1 (incorporated by reference to exhibit (d)(6) to the Company’s Pre-Effective Amendment No. 1 to Registration Statement on Form N-2 (File No. 333-248850) filed on October 19, 2020).

(e)	Amended and Restated Distribution Reinvestment Plan (incorporated by reference to exhibit 10.1 to the Company’s Current Report on Form 8-K filed on March 29, 2021).
(f)	Not Applicable.
(g)	Not Applicable.
(h)	Not Applicable.
(i)	Not Applicable.
(j)	Custody and Account Agreement, dated as of January 8, 2020, by and between the Registrant and Wells Fargo Bank, National Association (incorporated by reference to exhibit 10.14 to the Company’s Registration Statement on Form 10 filed on January 16, 2020).
(k)(1)	Credit Agreement, dated as of January 8, 2020, with Credit Suisse AG (incorporated by reference to exhibit 10.1 to the Company’s Registration Statement on Form 10 filed on January 16, 2020).
(k)(2)	First Amendment to Credit Agreement, dated as of March 31, 2020, with Credit Suisse AG (incorporated by reference to exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed on November 12, 2020).
(k)(3)	Second Amendment to Credit Agreement, dated as of September 29, 2020, with Credit Suisse AG (incorporated by reference to exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed on November 12, 2020).
(k)(4)	Sale and Contribution Agreement, dated as of January 8, 2020 (incorporated by reference to exhibit 10.2 to the Company’s Registration Statement on Form 10 filed on January 16, 2020).
(k)(5)	Security Agreement, dated as of January 8, 2020 (incorporated by reference to exhibit 10.3 to the Company’s Registration Statement on Form 10 filed on January 16, 2020).
(k)(6)	Servicing Agreement, dated as of January 8, 2020 (incorporated by reference to exhibit 10.4 to the Company’s Registration Statement on Form 10 filed on January 16, 2020).
(k)(7)	Custodial Agreement, dated as of January 8, 2020 (incorporated by reference to exhibit 10.5 to the Company’s Registration Statement on Form 10 filed on January 16, 2020).
(k)(8)	Purchase/Placement Agreement, dated December 4, 2020, by and between the Company and Keefe, Bruyette & Woods, Inc. (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on December 4, 2020).
(k)(9)	Employment Offer Letter, dated January 16, 2020, by and between the Registration and Steven L. Brown (incorporated by reference to exhibit 10.6 to the Company’s Registration Statement on Form 10 filed on January 16, 2020).
(k)(10)	Employment Offer Letter, dated January 16, 2020, by and between the Registration and Kyle Brown (incorporated by reference to exhibit 10.7 to the Company’s Registration Statement on Form 10 filed on January 16, 2020).
(k)(11)	Employment Offer Letter, dated January 16, 2020, by and between the Registration and Gerald Harder (incorporated by reference to exhibit 10.8 to the Company’s Registration Statement on Form 10 filed on January 16, 2020).
(k)(12)	Separation and General Release Agreement, dated November 26, 2020, by and between the Company and Susan Echard (incorporated by reference to exhibit 10.13 to the Company’s Annual Report on Form 10-K filed on March 4, 2021).
(k)(13)	Form of Indemnification Agreement (Directors) (incorporated by reference to exhibit 10.12 to the Company’s Registration Statement on Form 10 filed on January 16, 2020).
(k)(14)	Form of Indemnification Agreement (Officers) (incorporated by reference to exhibit 10.13 to the Company’s Registration Statement on Form 10 filed on January 16, 2020).
(k)(15)	Transfer Agency Agreement and Registrar Services Agreement, dated November 1, 2019, by and between the Registrant and American Stock Transfer & Trust Company, LLC (incorporated by reference to exhibit 10.15 to the Company’s Registration Statement on Form 10 filed on January 16, 2020).

(l)	Opinion and Consent of Eversheds Sutherland (US) LLP.*
(n)	Consent of Ernst & Young LLP.*
(o)	Not Applicable.
(p)	Not Applicable.
(q)	Not Applicable.
(r)	Code of Ethics (incorporated by reference to exhibit 14.1 to the Company’s Registration Statement on Form 10 filed on January 16, 2020).

*
Filed herewith.

Item 26.   Marketing Arrangements
The information contained under the heading “Plan of Distribution” in this Registration Statement is incorporated herein by this reference, and any information concerning underwriters will be contained in the accompanying prospectus supplement, if any.
Item 27.   Other Expenses of Issuance and Distribution
Amount
U.S. Securities and Exchange Commission registration fee	$7,464
FINRA Filing Fee	—
Printing expenses(1)	500
Legal fees and expenses(1)	50,000
Accounting fees and expenses(1)	5,000
Miscellaneous fees and expenses(1)	20,000
Total(1)	$82,964

(1)
These amounts are estimates.

All of the expenses set forth above shall be borne by the Registrant.
Item 28.   Persons Controlled by or Under Common Control
The information contained under the headings “Business,” “Management,” “Certain Relationships and Related-Party Transactions” and “Control Persons and Principal Stockholders” in this Registration Statement is incorporated herein by reference.
In connection with the Formation Transactions, Trinity Capital Holdings, LLC, a Delaware limited liability company, and Trinity Funding 1, LLC, a Delaware limited liability company, became wholly owned subsidiaries of the Registrant on January 16, 2020.
Item 29.   Number of Holders of Securities
The following table sets forth the approximate number of record holders of each class of our securities as of June 2, 2021.
Title of Class	Number of Record Holders
Common Stock	183
7.00% Unsecured Notes due 2025	17
6.00% Unsecured Convertible Notes due 2025	5

Item 30.   Indemnification
Section 2-418 of the Maryland General Corporation Law allows for the indemnification of officers, directors and any corporate agents in terms sufficiently broad to indemnify these persons under certain circumstances for liabilities, including reimbursement for expenses, incurred arising under the Securities Act. Our certificate of incorporation and bylaws provide that we shall indemnify our directors and officers to the fullest extent authorized or permitted by law and this right to indemnification shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of his or her heirs, executors and personal and legal representatives; provided, however, that, except for proceedings to enforce rights to indemnification, we are not obligated to indemnify any director or officer (or his or her heirs, executors or personal or legal representatives) in connection with a proceeding (or part thereof) initiated by the person unless the proceeding (or part thereof) was authorized or consented to by the Board. The right to indemnification conferred includes the right to be paid by us the expenses incurred in defending or otherwise participating in any proceeding in advance of its final disposition.
So long as we are regulated under the 1940 Act, the above indemnification is limited by the 1940 Act or by any valid rule, regulation or order of the SEC thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non- party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct.
We will indemnify each Indemnitee against any liabilities relating to the offering of our common stock or our business, operation, administration or termination, if the Indemnitee acted in good faith and in a manner it believed to be in, or not opposed to, our interests and except to the extent arising out of the Indemnitee’s gross negligence, fraud or knowing and willful misconduct. We may pay the expenses incurred by the Indemnitee in defending an actual or threatened civil or criminal action in advance of the final disposition of such action, provided the Indemnitee agrees to repay those expenses if found by adjudication not to be entitled to indemnification.
We have entered into indemnification agreements with our directors and executive officers. The indemnification agreements are intended to provide our directors and executive officers with the maximum indemnification permitted under Maryland law and the 1940 Act. Each indemnification agreement provides that we will indemnify the director or executive officer who is a party to the agreement, including the advancement of legal expenses, if, by reason of his or her corporate status, such director or executive officer is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, other than a proceeding by or in our right, to the maximum extent permitted by Maryland law and the 1940 Act.
We have agreed to indemnify the underwriters, if any, against certain liabilities, including liabilities under the Securities Act.
Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.
Item 31.   Business and Other Connections of Investment Advisor.
Not applicable.

Item 32.   Location of Accounts and Records.
All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder are maintained at the offices of:
(1)   The Registrant, 3075 West Ray Road, Suite 525, Chandler, Arizona 85226;
(2)   The custodian, Wells Fargo Bank, National Association, 600 S. 4th St., Minneapolis, Minnesota 55479; and
(3)   The transfer agent, American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219.
Item 33. Management Services
Not Applicable.
Item 34. Undertakings
(1)
Not applicable.

(2)
Not applicable.

(3)    (a)
to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i)
to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii)
to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii)
to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

Provided, however, that paragraphs 3(a)(1), (2), and (3) of this section do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the SEC by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act of 1934 that are incorporated by reference into the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.
(b)
that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at the time shall be deemed to be the initial bona fide offering thereof; and

(c)
to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(d)
that, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

(i)
if the Registrant is relying on Rule 430B:

(A)
Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B)
Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(ii)
if the Registrant is subject to Rule 430C: each prospectus filed pursuant to Rule 424(b) under the Securities Act of 1933 as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness; Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use;

(e)
that for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of securities: The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(i)
any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act of 1933;

(ii)
any free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant

(iii)
the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act of 1933 [17 CFR 230.482] relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(iv)
any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(4)
That for the purpose of determining any liability under the Securities Act:

(a)
the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 424(b)(1) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

(b)
each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(5)
The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act that is incorporated by reference into the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(6)
Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

(7)
The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chandler, and the State of Arizona on the 2nd day of June, 2021.
TRINITY CAPITAL INC.
By:
/s/ Steven L. Brown

Name: Steven L. Brown
Title:   Chairman and Chief Executive Officer
POWER OF ATTORNEY
Each officer and director of Trinity Capital Inc. whose signature appears below constitutes and appoints Steven L. Brown, Scott Harvey and Sarah Stanton, and each of them to act without the other, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for him or her and in his or her name, place and stead, in any and all capacities, to execute and file any or all amendments including any post-effective amendments and supplements to this registration statement, and any additional registration statement filed pursuant to Rule 462(b), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-2 has been signed by the following persons in the capacities indicated on June 2, 2021.
Name	Title
/s/ Steven L. Brown Steven L. Brown	Chairman and Chief Executive Officer (Principal Executive Officer)
/s/ David Lund David Lund	Chief Financial Officer, Executive Vice President – Finance and Strategic Planning, and Treasurer(Principal Financial and Accounting Officer)
/s/ Kyle Brown Kyle Brown	Director, President and Chief Investment Officer
/s/ Edmund G. Zito Edmund G. Zito	Director
/s/ Richard R. Ward Richard R. Ward	Director
/s/ Ronald E. Estes Ronald E. Estes	Director
/s/ Michael E. Zacharia Michael E. Zacharia	Director